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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number  811- 7890
       ------------------------------------------------------------------------


                              AIM Tax-Exempt Funds

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



             11 Greenway Plaza, Suite 100   Houston, Texas   77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

      Robert H. Graham 11   Greenway Plaza, Suite 100 Houston, Texas   77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                   ----------------------------

Date of fiscal year end:  3/31
                        ----------------

Date of reporting period: 3/31/04
                          --------------

                                  [COVER IMAGE]

                         AIM HIGH INCOME MUNICIPAL FUND

                                 MARCH 31, 2004

                          ANNUAL REPORT TO SHAREHOLDERS

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

AIM HIGH INCOME MUNICIPAL FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES.

o Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

ABOUT SHARE CLASSES                         o   The fund is not managed to track               credit quality of the individual
                                                the performance of any particular              securities. For non-rated
o   Effective 9/30/03, Class B shares           index, including the indexes                   securities in the portfolio the
    are not available as an investment          defined here, and consequently, the            credit quality rating is assigned
    for retirement plans maintained             performance of the fund may deviate            by A I M Advisors, Inc. using
    pursuant to Section 401 of the              significantly from the performance             similar criteria.
    Internal Revenue Code, including            of the indexes.
    401(k) plans, money purchase                                                           o   Effective duration is a measure
    pension plans and profit sharing        o   A direct investment cannot be                  of a bond fund's price sensitivity
    plans. Plans that have existing             made in an index. Unless otherwise             to changes in interest rates. It
    accounts invested in Class B shares         indicated, index results include               also takes into account mortgage
    will continue to be allowed to make         reinvested dividends, and they do              prepayments, puts, adjustable
    additional purchases.                       not reflect sales charges.                     coupons and potential call dates.
                                                Performance of an index of funds
PRINCIPAL RISKS OF INVESTING IN THE FUND        reflects fund expenses; performance        o   Weighted average maturity is the
                                                of a market index does not.                    weighted average of the remaining
o   Investing in higher- yielding,                                                             terms to maturity of the securities
    lower-rated municipal bonds,            OTHER INFORMATION                                  underlying the collateral pool at
    commonly known as junk bonds, has a                                                        the date of issue, using the
    greater risk of price fluctuation       o   Revenue bonds are issued to                    balances of the securities as of
    and loss of principal and income                                                           the issue date as the weighting
    than higher-rated general                   finance public-works projects and              factor.
    obligation municipal bonds and U.S.         are supported directly by the
    government securities (such as U.S.         project's revenues. General                    A description of the policies and
    Treasury bills, notes and bonds),           obligation bonds are backed by the             procedures that the fund uses to
    for which the government guarantees         full faith and credit (including               determine how to vote proxies
    repayment of principal and interest         the taxing and further borrowing               relating to portfolio securities is
    if held to maturity.                        power) of a state or municipality.             available without charge, upon
                                                Revenue bonds often are considered             request, by calling 800-959-4246,
ABOUT INDEXES USED IN THIS REPORT               more attractive, since many                    or on the AIM Web site,
                                                public-works projects (water and               AIMinvestments.com.
o   The unmanaged Lehman Municipal              sewer improvements, for example)
    Bond Index, which represents the            are necessities, and demand for
    performance of investment-grade             them remains constant regardless of
    municipal bonds, is compiled by             economic conditions. Shareholders
    Lehman Brothers, a well-known               may benefit from their consistent
    global investment bank.                     income in the event of an economic
                                                slowdown. Escrowed and pre-refunded
o   The unmanaged Lipper High Yield             bonds are bonds whose repayment is
    Municipal Debt Fund Index                   guaranteed by the funds from a
    represents an average of the 10             second bond issue, which are
    largest high-yield municipal-bond           usually invested in U.S. Treasury
    funds tracked by Lipper, Inc., an           bonds.
    independent mutual fund performance
    monitor.                                o   Some organizations choose not to
                                                have their bonds rated. Often the
o   The unmanaged Standard & Poor's             issuer of an unrated bond is a
    Composite Index of 500 Stocks (the          small entity or municipality that
    S&P 500--Registered Trademark--             does not have extra money to pay
    Index) is an index of common stocks         for a rating.
    frequently used as a general
    measure of U.S. stock market            o   The average credit quality of the
    performance.                                fund's holdings as of the close of
                                                the reporting period represents the
                                                weighted average quality rating of
                                                the securities in the portfolio as
                                                assigned by Nationally Recognized
                                                Statistical Rating Organizations
                                                based on assessment of the


THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.

NOT FDIC INSURED -- MAY LOSE VALUE -- NO BANK GUARANTEE

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER in the AIM Family of Funds --Registered Trademark--:

[PHOTO OF           Despite a pause during the final month of the fiscal year
ROBERT H.           ended March 31, 2004, the major stock market indexes here
GRAHAM]             and abroad delivered positive performance for the year.
                    Within those indexes, however, there was broad variation in returns. Take the S&P 500--Registered Trademark-- Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

                        The U.S. economy appears to have turned a corner, with
                    solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold inall regions, most strongly in emerging Asia.

    Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

    The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets' good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

    What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

    For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

    The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

    Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

    As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ROBERT H. GRAHAM
Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CONTINUES TO PROVIDE POSITIVE                  YOUR FUND
RETURNS, HIGH CURRENT INCOME
                                                    Because the airline and
For the fiscal year       MARKET CONDITIONS         tobacco sectors have
ended March 31, 2004,                               been highly volatile for
AIM High Income           The economy and the       some time, we limited
Municipal Fund Class A    stock market showed       the fund's exposure to
shares returned 7.30% at  signs of health for the   them. This low
net asset value. Had      year ended March 31,      allocation helped
front-end sales charges   2004. U.S. gross          performance during the
been included, return     domestic product, the     early part of the fiscal
would have been lower.    broadest measure of       year, but caused the
Results for the fund's    economic activity,        fund to lag its
other share classes are   expanded at an            peer-group benchmark
shown in the table on     annualized rate of 3.1%,  later in the year, when
page 3.                   8.2%, and 4.1% during     both sectors made
                          the second, third, and    extensive recoveries.
    With this return,     fourth quarters of 2003,  These sectors continued
the fund outperformed     and 4.2% in the first     to be very volatile.
its broad-market          quarter of 2004. The S&P  Despite higher demand
benchmark, the Lehman     500--Registered           for travel, airlines
Municipal Bond Index,     Trademark-- Index,        were unable to achieve
which returned 5.86% for  widely viewed as          pricing power due to a
the 12 months. The fund   representative of the     lack of high-fare
lagged the 8.54% return   U.S. stock market, rose   business travelers, and
of the Lipper High Yield  35.10% for the year       rising fuel costs
Municipal Debt Fund       ended March 31, 2004.     increased airline
Index, which measures                               expenses where they were
the performance of            The Federal Reserve   unhedged. The tobacco
similar funds.            reduced the influential   business's performance
                          federal funds target      was uneven due to
    Both the              rate to 1.00% on June     litigation.
outperformance and the    25, 2003, to help
underperformance          stimulate economic            The health care
resulted from two major   growth. The rate          sector helped fund
factors: a lowering of    remained at this 46-year  results. Hospitals, in
the fund's duration in    low for the remainder of  particular, continued to
anticipation of rising    the fund's fiscal year,   make positive operating
interest rates, and a     assisted by tepid         improvements by reducing
low allocation to the     inflation expectations    costs and streamlining
highly volatile airline   due to slow job growth    operations.
and tobacco sectors.      during most of the year.
Both measures helped      Since the anticipation        Community
protect against losses    of inflation tends to     Development Districts
during market selloffs    erode bond prices, this   benefited from low
such as in August 2003,   circumstance was          mortgage rates, which
but reduced the rate of   favorable for bonds.      encouraged many
gain during periods of                              first-time homebuyers to
recovery such as in           A low supply of       enter the market.
September.                high-yield municipal      However, as those low
                          bonds prevailed during    interest rates enabled
                          the period. This helped   renters to purchase
                          the fund and the market   homes, the performance
                          in general by creating    of the multi-family
                          stability in price and    housing sector sagged,
                          coupon. Low interest      and we reduced the
                          rates also aided the      fund's exposure to that
                          fund in the form of       sector.
                          price appreciation.
                                                        Among specific
                                                    holdings that helped
                                                    fund performance during
                                                    the year were the
                                                    following:


================================================================================

FUND PROVIDES CURRENT INCOME

         30-Day         Taxable Equivalent              Taxable Equivalent
         Distribution   30-Day                 30-Day   30-Day
         Rate           Distribution Rate      Yield    Yield
Class A      5.69%             8.75%            5.34%          8.22%
Class B      5.24              8.06             4.85           7.46
Class C      5.24              8.06             4.85           7.46

================================================================================

TOTAL NUMBER OF HOLDINGS                        233

TOTAL NET ASSETS                     $158.0 MILLION

AVERAGE CREDIT QUALITY RATING                    BB

AVERAGE EFFECTIVE DURATION               6.47 YEARS

WEIGHTED AVERAGE MATURITY               21.16 YEARS

BOND HOLDINGS BY TYPE:

 REVENUE                                      92.5%
 GENERAL OBLIGATION                            5.5%
 OTHER                                         2.0%


The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The taxable-equivalent 30-day distribution rate is calculated in the same manner as the 30-day distribution rate, with an adjustment for a stated, assumed tax rate.

    The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized. The taxable-equivalent 30-day yield is calculated in the same manner as the 30-day yield, with an adjustment for a stated, assumed tax rate.

    These taxable-equivalent yield and distribution rate figures assume the highest federal income tax rate in effect on March 31, 2004--35.0%.

    Had the advisor not waived fees and/or reimbursed expenses, 30-day yields would have been 4.79%, 4.26% and 4.26% for Class A, Class B, and Class C shares, respectively.

================================================================================

o The fund received a     Continuing Care. Temple            FRANKLIN RUBEN
  boost from some         University Hospital
  Newport News            owned and operated three           Mr. Ruben is
  (Virginia)  Re-         nursing homes. However,   [RUBEN   lead manager of
  development and         all three suffered        PHOTO]   AIM High Income
  Housing Authority       losses because of the              Municipal Fund.
  bonds, which            hospital's inexperience   He began his investment
  underwent credit        in that business. Temple  career in 1985 and
  improvements after      decided to close all of   joined AIM in 1997. He
  they were               them and default on the   holds both a B.S. in
  purchased, and          debt. The value of the    accounting and an M.S.
  which we sold at a      bonds eroded steeply,     in finance from The
  good profit.            and bondholders           University of Texas at
                          commenced a lawsuit to    Dallas, and completed
o Positive contributions  recover lost value.       the Cash Management
  to fund performance                               Executive Education
  also came from some         Over the year, we     Program at Duke
  hospital facilities     made some adjustments in  University.
  revenue bonds for       the fund's portfolio. We
  Palmetto Health         increased the number of            SHARON A. COPPER
  Alliance, issued by     holdings as fund assets
  the South Carolina      increased. Since                   Ms. Copper is
  Jobs & Economic         interest rates have       [COPPER  portfolio manager
  Development             remained so low for so    PHOTO]   of AIM High
  Authority. These        many months, we--and               Income Municipal
  unrated bonds were      many others--anticipated  Fund. She began her
  pre-refunded in         that rates might begin    career in the investment
  August 2003, and at     rising if the             industry in 1985 and
  the end of the          improvement in economic   joined AIM in 1992. She
  fund's fiscal year      growth continues.         received a B.B.A. in
  their value had         Therefore, we continued   marketing with a minor
  risen                   our defensive strategy    in finance from
  substantially.          of lowering the fund's    Southeastern Louisiana
                          duration and reducing     University and an M.B.A.
      Inevitably, there   its weighted average      in finance from the
  were also some          maturity by selling the   University of St.
  holdings whose          lower-coupon securities   Thomas.
  performance did not     and replacing them with
  turn out as well as     higher-yielding bonds              RICHARD A. BERRY
  anticipated.            and bonds with shorter
                          maturities.                        Mr. Berry,
o We purchased some Los                             [BERRY  Chartered Financial
  Angeles (California)    IN CLOSING                PHOTO]   Analyst, is
  Regional Airport                                           portfolio manager
  Improvement Corp.       We were pleased to have   of AIM High Income
  Lease Revenue bonds,    provided positive         Municipal Fund. He has
  but lost confidence     performance during the    been in the investment
  in them because of      fiscal year and to have   industry since 1968 and
  the negative            met the fund's            joined AIM in 1987. He
  performance of          objectives of             received both a B.B.A.
  American Airlines       maintaining a stable      and an M.B.A. in finance
  (the lessee), and       dividend and relatively   from Texas Christian
  especially because      stable net asset value.   University.
  the airline
  management approved,
  but failed to                                     Assisted by the Municipal
  disclose, a very                                  Bond Team
  generous retirement
  plan for top
  executives that                                     [RIGHT ARROW GRAPHIC]
  would be unaffected
  even in case of                                   FOR A PRESENTATION OF YOUR
  bankruptcy, while                                 FUND'S LONG-TERM PERFORMANCE
  asking for wage and                               RECORD, PLEASE TURN THE
  work-rule                                         PAGE.
  concessions from
  other employees. The
  bonds declined in
  value and were sold
  at a loss.

o A default occurred
  on bonds issued by
  Montgomery County
  (Pennsylvania) -
  Temple

                          See important fund and index
                         disclosures inside front cover.

================================================================================

TOP FIVE HOLDINGS
--------------------------------------------------------------------------------

                                                                                 % OF
ISSUER                                                COUPON    MATURITY   TOTAL NET ASSETS
------                                                ------    --------   ----------------
1. Onondaga (County of) Industrial                      7.00%    11/1/30         1.3%
   Development Agency

2. Overland Park (City of) Development Corp.            7.38      1/1/32         1.3

3. Illinois (State of) Development Finance Authority    1.10      8/1/26         1.2

4. New Jersey (State of) Health Care Facilities         7.25      7/1/27         1.1
   Financing Authority

5. Beaver (County of) Industrial Development            7.63      5/1/25         1.1
   Authority

================================================================================


FUND VS. INDEXES

Total returns, 3/31/03-3/31/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

Class A Shares                      7.30%

Class B Shares                      6.51

Class C Shares                      6.51

Lehman Municipal Bond Index

(Broad Market Index)                5.86
Lipper High Yield Municipal

Debt Fund Index (Peer Group Index)  8.54

Source: Lipper, Inc.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE


Past performance cannot    ============================================================================================
guarantee comparable
future results.            RESULTS OF A $10,000 INVESTMENT

Your fund's total return   1/2/98--3/31/04 Index data from 12/31/97                 [MOUNTAIN CHART]
includes reinvested
dividends, applicable                  AIM HIGH INCOME   AIM HIGH INCOME  AIM HIGH INCOME   LIPPER HIGH       LEHMAN
sales charges, fund                    MUNICIPAL FUND    MUNICIPAL FUND   MUNICIPAL FUND    YIELD MUNICIPAL   MUNICIPAL
expenses and management    DATE        CLASS A SHARES    CLASS B SHARES   CLASS C SHARES    DEBT FUND INDEX   BOND INDEX
fees. Index results        ----------  ---------------   ---------------  ---------------   ---------------   ----------
include reinvested         1/2/98                 9525             10000            10000             10000        10000
dividends, but they do     3/31/1998              9623             10080            10078             10137        10115
not reflect sales          6/30/1998              9819             10255            10252             10298        10269
charges, fund expenses     9/30/1998             10087             10526            10523             10532        10584
or management fees.        12/31/1998            10124             10535            10532             10556        10648
Results for Class B        3/31/1999             10201             10607            10604             10641        10742
shares are calculated as   6/30/1999             10117             10490            10487             10523        10553
if a hypothetical          9/30/1999              9836             10178            10175             10403        10511
shareholder had            12/31/1999             9353              9657             9665             10171        10429
liquidated his entire      3/31/2000              9407              9703             9701             10298        10734
investment in the fund     6/30/2000              9419              9694             9702             10341        10896
at the close of the        9/30/2000              9528              9797             9793             10548        11160
reporting period and       12/31/2000             9707              9947             9955             10651        11648
paid the applicable        3/31/2001              9888             10135            10132             10859        11906
contingent deferred        6/30/2001             10120             10338            10335             10990        11983
sales charges.             9/30/2001             10346             10550            10547             11222        12320
Performance shown in the   12/31/2001            10375             10559            10556             11117        12245
chart and table does not   3/31/2002             10524             10690            10687             11184        12360
reflect deduction of       6/30/2002             10783             10933            10930             11477        12812
taxes a shareholder        9/30/2002             11070             11204            11201             11746        13421
would pay on fund          12/31/2002            11122             11237            11234             11752        13421
distributions or sale of   3/31/2003             11239             11334            11330             11807        13582
fund shares. Performance   6/30/2003             11540             11616            11613             12183        13932
of the indexes does not    9/30/2003             11595             11651            11648             12274        13943
reflect the effects of     12/31/2003            11773             11805            11803             12553        14134
taxes.                     3/31/2004             12057             12069            12067             12816        14378

    In evaluating this     Source: Lipper, Inc.
chart, please note that    ==============================================================================================
the chart uses a
logarithmic scale along    The performance data quoted                   Had the advisor not waived fees
the vertical axis (the     represent past performance and            and/or reimbursed expenses,
value scale). This means   cannot guarantee comparable future        performance would have been lower.
that each scale            results; current performance may be
increment always           lower or higher. Please visit                 After-tax returns include sales
represents the same        AIMinvestments.com for the most           charges and are calculated using
percent change in price;   recent month-end performance.             the historical highest individual
in a linear chart each     Performance figures reflect               federal marginal income tax rate;
scale increment always     reinvested distributions, changes         they do not reflect the effect of
represents the same        in net asset value and the effect         state and local taxes. Actual
absolute change in         of the maximum applicable sales           after-tax returns depend on the
price. In this example,    charge unless otherwise stated.           investor's tax situation and may
the scale increment        Investment return and principal           differ from those shown. After-tax
between $5,000 and         value will fluctuate so that you          returns shown are not relevant to
$10,000 is the same as     may have a gain or loss when you          investors who hold their shares in
that between $10,000 and   sell shares.                              tax-deferred accounts such as
$20,000. In a linear                                                 401(k)s or IRAs.
chart, the latter scale        Class A share performance
increment would be twice   reflects the maximum 4.75% sales
as large. The benefit of   charge, and Class B and Class C
using a logarithmic        share performance reflects the
scale is that it better    applicable contingent deferred
illustrates performance    sales charge (CDSC) for the period
during the fund's early    involved. The CDSC on Class B
years before reinvested    shares declines from 5% beginning
distributions and          at the time of purchase to 0% at
compounding create the     the beginning of the seventh year.
potential for the          The CDSC on Class C shares is 1%
original investment to     for the first year after purchase.
grow to very large         The performance of the fund's share
numbers. Had the chart     classes will differ due to
used a linear scale        different sales charge structures
along its vertical axis,   and class expenses.
you would not be able to
see as clearly the
movements in the value
of the fund and the
indexes during the
fund's early years. We
use a logarithmic scale
in financial reports of
funds that have more
than five years of
performance history.

AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/04, including applicable sales charges

                                                       AFTER TAXES ON
                                                       DISTRIBUTIONS
                                     AFTER TAXES ON    AND SALE OF
CLASS A SHARES     BEFORE TAXES      DISTRIBUTIONS     FUND SHARES
--------------     ------------      --------------    --------------
Inception (1/2/98)     3.04%             3.04%             3.40%
  5 Years              2.40              2.40              2.86
  1 Year               2.21              2.21              3.51

CLASS B SHARES
Inception (1/2/98)     3.06%             3.06%             3.33%
  5 Years              2.30              2.30              2.70
  1 Year               1.51              1.51              2.88

CLASS C SHARES
Inception (1/2/98)     3.06%             3.05%   3.33%                            [ARROW
  5 Years              2.61              2.61    2.96                             BUTTON     For More Information Visit
  1 Year               5.51              5.51    5.48                             IMAGE]         AIMinvestments.com

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2004

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-98.04%

ARIZONA-2.28%

Pima (County of) Industrial Development
  Authority; Health Care Facilities Series
  2000 A RB
    8.25%, 11/15/22                            $ 640    $    658,144
--------------------------------------------------------------------
    8.50%, 11/15/32                              400         414,736
--------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Desert Heights Charter School);
  Educational Facilities Series 2003 IDR
  7.25%, 08/01/19                                830         841,080
--------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center Project);
  Refunding Series 2002 RB
    6.50%, 12/01/09 (Acquired 03/12/04; Cost
    $364,730)(a)                                 365         362,781
--------------------------------------------------------------------
    7.00%, 12/01/12 (Acquired 03/28/02; Cost
    $800,000)(a)                                 800         796,312
--------------------------------------------------------------------
Scottsdale (City of) Industrial Development
  Authority (Scottsdale Healthcare); Hospital
  Series 2001 IDR
  5.80%, 12/01/31                                500         529,590
====================================================================
                                                           3,602,643
====================================================================

CALIFORNIA-2.18%

California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.75%, 03/01/19                              1,000       1,105,120
--------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Keck Graduate Institute); Series
  2000 RB
  6.75%, 06/01/30                                390         425,595
--------------------------------------------------------------------
California (State of) Statewide Communities
  Development Authority (Hospice of Napa
  Valley Project); Series 2004 A RB
  7.00%, 01/01/34                                900         922,923
--------------------------------------------------------------------
California (State of) Statewide Communities
  Development Authority (Notre Dame de Namor
  University); Series 2003 RB
  6.50%, 10/01/23                              1,000         995,080
====================================================================
                                                           3,448,718
====================================================================

COLORADO-9.90%

Antelope Heights Metropolitan District;
  Limited Tax Series 2003 GO
  8.00%, 12/01/23                                500         503,650
--------------------------------------------------------------------
Bradburn Metropolitan District No. 3; Limited
  Tax Series 2003 GO
  7.50%, 12/01/33                                500         501,925
--------------------------------------------------------------------
Bromley Park Metropolitan District No. 2;
  Limited Tax Series 2002 B GO
  8.05%, 12/01/32                                500         511,490
--------------------------------------------------------------------
Bromley Park Metropolitan District No. 2;
  Limited Tax Series 2003 GO
  8.05%, 12/01/32                                750         761,482
--------------------------------------------------------------------
Buckhorn Valley Metropolitan District No. 2;
  Limited Tax Series 2003 GO
  7.00%, 12/01/23                                500         503,595
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE
COLORADO-(CONTINUED)

Colorado (State of) Educational & Cultural
  Facilities Authority (Academy Charter
  School Project); Series 2000 RB
  7.13%, 12/15/30                              $1,195   $  1,294,663
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Compass Montessori Project); Series
  2002 R-1 RB
  8.00%, 02/15/32                              1,000       1,030,860
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Denver
  Arts School Project); Series 2003 RB
  8.00%, 05/01/34                                500         502,680
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Excel
  Academy Project); Series 2003 RB
  7.30%, 12/01/23                                570         557,431
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Littleton Academy Building Project);
  Series 2002 RB
  6.00%, 01/15/22                                500         502,410
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Series 2001 RB
  7.63%, 08/15/31                                500         531,125
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Pioneer Charter Project); Series
  2003 RB
  7.75%, 10/15/33                                750         752,460
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Platte
  Academy Project); Series 2002 A RB
    7.25%, 03/01/22                              500         519,910
--------------------------------------------------------------------
    7.25%, 03/01/32                              500         516,800
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-University Lab School Project);
  Series 2001 RB
    6.13%, 06/01/21                              150         153,160
--------------------------------------------------------------------
    6.25%, 06/01/31                              500         510,045
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Pioneer Project); Series 2003 RB
  7.00%, 11/01/23                                500         496,540
--------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Portercare Adventist Health);
  Hospital Series 2001 RB
  6.50%, 11/15/31                                500         553,070
--------------------------------------------------------------------
Conservatory Metropolitan District (Arapahoe
  County); Limited Tax Series 2003 GO
  7.50%, 12/01/27                                750         746,182
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
COLORADO-(CONTINUED)

Denver (City of) Health & Hospital Authority;
  Health Care Facilities Series 2001 A RB
  6.00%, 12/01/31                              $ 500    $    505,145
--------------------------------------------------------------------
Montrose (County of) (The Volunteers of
  America Homestead at Montrose); Health Care
  Facilities Series 2003 A RB
    5.75%, 02/01/15                              250         252,195
--------------------------------------------------------------------
    6.75%, 02/01/22                              200         203,372
--------------------------------------------------------------------
    7.00%, 02/01/25                              800         816,392
--------------------------------------------------------------------
Saddle Rock (City of) South Metropolitan
  District No. 2 (Mill Levy Obligation);
  Limited Tax Series 2000 GO
  7.20%, 12/01/19                                585         620,246
--------------------------------------------------------------------
Table Rock Metropolitan District; Limited Tax
  Series 2003 GO
  7.00%, 12/01/33                                750         760,672
--------------------------------------------------------------------
University of Northern Colorado Auxiliary
  Facilities System; Refunding & Improvement
  Series 2001 RB
  5.00%, 06/01/23(b)                           1,000       1,040,790
====================================================================
                                                          15,648,290
====================================================================

DISTRICT OF COLUMBIA-0.46%

District of Columbia Tobacco Settlement
  Financing Corp.; Asset-Backed Series 2001
  RB
  6.50%, 05/15/33                                750         721,567
====================================================================

FLORIDA-7.52%

Beacon Lakes Community Development District;
  Special Assessment Series 2003 A RB
  6.90%, 05/01/35                                750         773,842
--------------------------------------------------------------------
Concorde Estates Community Development
  District; Capital Improvement Series 2004 B
  RB
  5.00%, 05/01/11                                500         495,720
--------------------------------------------------------------------
Cory Lakes Community Development District;
  Special Assessment Series 2001 A RB
  8.38%, 05/01/17                                475         536,232
--------------------------------------------------------------------
Cory Lakes Community Development District;
  Special Assessment Series 2001 B RB
  8.38%, 05/01/17                                370         394,583
--------------------------------------------------------------------
Fishhawk Community Development District;
  Special Assessment Series 1996 GO
  7.63%, 05/01/18                                780         831,581
--------------------------------------------------------------------
Fishhawk Community Development District II;
  Special Assessment Series 2003 B RB
  5.00%, 11/01/07                                900         901,278
--------------------------------------------------------------------
Islands at Doral Southwest Community
  Development District; Special Assessment
  Series 2003 RB
  6.38%, 05/01/35                                500         525,350
--------------------------------------------------------------------
Lee (County of) Industrial Development
  Authority (Cypress Cove at HealthPark);
  Health Care Facilities Series 2002 A RB
  6.75%, 10/01/32                              1,250       1,282,125
--------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (Mount Sinai Medical Center);
  Hospital Series 2001 A RB
  6.70%, 11/15/19                              1,000       1,038,460
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE
FLORIDA-(CONTINUED)

Orange (County of) Housing Finance Authority
  (Palm West Apartments Project); Multifamily
  Housing Series 1999 B RB
  6.50%, 03/01/34                              $1,000   $    892,130
--------------------------------------------------------------------
Orlando (City of) Urban Community Development
  District; Capital Improvement Special
  Assessment Series 2001 A RB
  6.95%, 05/01/33                              1,000       1,062,380
--------------------------------------------------------------------
Poinciana Community Development District;
  Special Assessment Series 2000 A GO
  7.13%, 05/01/31                              1,000       1,064,340
--------------------------------------------------------------------
Reunion East Community Development District;
  Special Assessment Series 2002 A GO
  7.38%, 05/01/33                              1,000       1,078,200
--------------------------------------------------------------------
Seven Oaks Community Development District II;
  Special Assessment Series 2003 B RB
  5.30%, 11/01/08                                615         617,325
--------------------------------------------------------------------
Sumter (County of) Industrial Development
  Authority (Wecare Nursing Center Project);
  Health Care Facilities Series 1999 A RB
  6.75%, 04/01/29(c)(d)                        1,405         397,320
====================================================================
                                                          11,890,866
====================================================================

GEORGIA-3.66%

Atlanta (City of) (Atlantic Station Project);
  Tax Allocation Series 2001 RB
    7.90%, 12/01/24                              750         791,452
--------------------------------------------------------------------
    7.75%, 12/01/14                              750         787,717
--------------------------------------------------------------------
Fulton (County of) (Canterbury Court
  Project); Residential Care Facilities
  Series 2004 A RB
    6.13%, 02/15/26                              500         494,790
--------------------------------------------------------------------
    6.13%, 02/15/34                              200         194,276
--------------------------------------------------------------------
Fulton (County of) Housing Authority (Azalea
  Manor Project); Multifamily Housing Series
  1998 RB
  6.50%, 02/01/28 (Acquired 02/18/98; Cost
  $780,000)(a)(c)                                780         569,400
--------------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project); Multifamily
  Housing Series 1998 RB
    6.40%, 02/01/19(c)                           700         511,000
--------------------------------------------------------------------
    6.50%, 02/01/28                              225         164,250
--------------------------------------------------------------------
Rockdale (County of) Development Authority
  (Visy Paper, Inc. Project); Solid Waste
  Disposal Series 1993 RB
  7.50%, 01/01/26(e)                           1,500       1,505,205
--------------------------------------------------------------------
Savannah (City of) Economic Development
  Authority (Marshes of Skidaway); First
  Mortgage Series 2003 A RB
  7.40%, 01/01/24                                750         766,830
====================================================================
                                                           5,784,920
====================================================================

ILLINOIS-6.00%

Chicago (City of) (Chatham Ridge
  Redevelopment Project); Tax Increment
  Allocation Series 2002 RB
    5.95%, 12/15/12                              275         282,199
--------------------------------------------------------------------
    6.05%, 12/15/13                              475         486,680
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Chicago (City of) (Lake Shore East Project);
  Special Assessment Series 2003 RB
    6.63%, 12/01/22                            $ 500    $    504,505
--------------------------------------------------------------------
    6.75%, 12/01/32                              500         502,690
--------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (American College of Surgeons);
  VRD Series 1996 RB (LOC-Northern Trust Co.)
  1.10%, 08/01/26(f)(g)                        1,952       1,952,000
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority; Series 2003 A RB
  7.00%, 11/15/32                                800         812,208
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bethesda Home & Retirement);
  Series 1999 A RB
  6.25%, 09/01/14                                500         518,920
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lifelink Corp. Obligation
  Group); Refunding Series 1998 RB
    5.70%, 02/15/24                              850         547,077
--------------------------------------------------------------------
    5.85%, 02/15/20                              350         225,218
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lutheran Senior Ministries
  Obligation Group); Series 2001 A RB
  7.38%, 08/15/31                              1,000       1,007,930
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (SwedishAmerican Hospital);
  Series 2000 RB
  6.88%, 11/15/30                                695         757,640
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Villa of St. Benedict); Series
  2003 A-1 RB
  6.90%, 11/15/33                                500         505,190
--------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  5.00%, 12/15/28(b)                           1,250       1,292,750
--------------------------------------------------------------------
St. Charles (City of) (Tri-City Center
  Associates Ltd. Project); Series 1993 IDR
  (LOC-Old Kent Bank)
  7.50%, 11/01/13 (Acquired 01/12/98; Cost
  $90,438)(a)(f)                                  85          85,050
====================================================================
                                                           9,480,057
====================================================================

INDIANA-0.66%

Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Series 1991
  PCR
  5.75%, 08/01/21                              1,000       1,038,720
====================================================================

IOWA-1.29%

Des Moines (City of) (Luther Park Apartments
  Inc. Project); Sr. Housing Series 2004 RB
  6.00%, 12/01/23                                500         495,905
--------------------------------------------------------------------
Polk (County of) (Luther Park Health Center
  Inc. Project); Health Care Facilities
  Series 2003 RB
  6.50%, 10/01/20                                750         763,972
--------------------------------------------------------------------
Scott (County of) (Ridgecrest Village
  Project); Series 2000 A RB
  7.25%, 11/15/26                                750         781,815
====================================================================
                                                           2,041,692
====================================================================

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE

KANSAS-2.10%

Hutchinson (City of) (Wesley Towers Inc.);
  Refunding & Improvement Health Care
  Facilities Series 1999 A RB
  6.25%, 11/15/19                              $ 750    $    726,000
--------------------------------------------------------------------
Lawrence (City of) (Holiday Inn Project);
  Refunding Commercial Development Sr. Series
  1997 A RB
  8.00%, 07/01/16                                 40          37,428
--------------------------------------------------------------------
Olathe (City of) (Aberdeen Village Inc.); Sr.
  Living Facilities Series 2000 A RB
    7.00%, 05/15/20                              200         205,404
--------------------------------------------------------------------
    7.50%, 05/15/24                              330         340,649
--------------------------------------------------------------------
Overland Park (City of) Development Corp.
  (First Tier-Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32                              2,000       2,016,880
====================================================================
                                                           3,326,361
====================================================================

KENTUCKY-0.87%

Jefferson (County of) (Beverly Enterprises
  Inc. Project); Refunding Health Facilities
  Series 1999 RB
  5.88%, 08/01/07                                435         437,275
--------------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 B RB
  7.25%, 02/01/22                                500         449,790
--------------------------------------------------------------------
Newport (City of) Public Properties Corp.
  (Public Parking & Plaza); First Mortgage
  Series 2000 A-1 RB
  8.50%, 01/01/27                                500         487,445
====================================================================
                                                           1,374,510
====================================================================

MARYLAND-3.11%

Anne Arundel (County of) (Parole Town Center
  Project); Tax Increment Financing Series
  2002 RB
  5.00%, 07/01/12                                500         506,540
--------------------------------------------------------------------
Baltimore (City of) (Strathdale Manor
  Project); Special Obligations Series 2003
  RB
  7.00%, 07/01/33                                968         989,509
--------------------------------------------------------------------
Howard (County of); Retirement Community
  Series 2000 A RB
  7.88%, 05/15/10(h)(i)                          780       1,017,019
--------------------------------------------------------------------
Maryland (State of) Health & Higher
  Educational Facilities Authority (Medstar
  Health); Refunding Hospital Series 2004 RB
    5.38%, 08/15/24                              750         745,815
--------------------------------------------------------------------
    5.50%, 08/15/33                              500         505,475
--------------------------------------------------------------------
Maryland (State of) Health & Higher
  Educational Facilities Authority
  (University of Maryland Medical System);
  Series 2000 RB
  6.75%, 07/01/30                              1,000       1,146,310
====================================================================
                                                           4,910,668
====================================================================

MASSACHUSETTS-0.64%

Massachusetts (State of) Development Finance
  Agency (Briarwood); Series 2001 B RB
  7.50%, 12/01/16                                500         520,285
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MASSACHUSETTS-(CONTINUED)

Massachusetts (State of) Health & Educational
  Facilities Authority (Christopher House);
  Refunding Series 1999 A RB
  6.88%, 01/01/29                              $ 500    $    489,690
====================================================================
                                                           1,009,975
====================================================================

MICHIGAN-3.07%

Garden City Hospital Finance Authority
  (Garden City Hospital Obligated Group);
  Refunding Hospital Series 1998 A RB
  5.75%, 09/01/17                                500         415,260
--------------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System Inc.);
  Refunding Series 1999 RB
  5.88%, 10/01/16                                920         923,202
--------------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 05/15/18                                500         489,350
--------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Detroit Academy of Arts & Science); Public
  School Series 2001 A RB
  7.90%, 10/01/21                                500         521,335
--------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (YMCA Service Learning Academy); Public
  School Series 2001 RB
  7.75%, 10/01/31                                500         517,040
--------------------------------------------------------------------
Michigan (State of) Strategic Fund (Detroit
  Edison Pollution Control); Refunding
  Limited Obligation Series 2001 C PCR
  5.45%, 09/01/29                                500         526,395
--------------------------------------------------------------------
Wenonah Park Properties Inc. (Bay City
  Hotel); Series 2002 RB
    7.50%, 04/01/33                            1,000         961,300
--------------------------------------------------------------------
    7.88%, 04/01/22                              500         503,775
====================================================================
                                                           4,857,657
====================================================================

MINNESOTA-8.97%

Buhl (City of) Nursing Home (Forest Health
  Services Project); Series 2003 A RB
    6.40%, 08/01/23                              575         578,990
--------------------------------------------------------------------
    6.75%, 08/01/27                              500         502,780
--------------------------------------------------------------------
Duluth (City of) Economic Development
  Authority (Benedictine Health System-St.
  Mary's); Health Care Facilities Series 2004
  RB
  4.75%, 02/15/28                              1,000         976,220
--------------------------------------------------------------------
Edina (City of) (Volunteers of America Care
  Centers Project); Health Care Facilities
  Series 2002 A RB
    6.63%, 12/01/22                              250         266,057
--------------------------------------------------------------------
    6.63%, 12/01/30                              250         261,015
--------------------------------------------------------------------
Fairmont (City of) (The Homestead-GEAC LLC
  Project); Housing Facilities Series 2002
  A-1 RB
  7.25%, 04/01/22                                915         924,937
--------------------------------------------------------------------
Glencoe (City of) (Glencoe Regional Health
  Services Project); Health Care Facilities
  Series 2001 RB
    7.40%, 04/01/21                              250         272,617
--------------------------------------------------------------------
    7.50%, 04/01/31                              500         541,915
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE
MINNESOTA-(CONTINUED)

Minneapolis (City of) (Ebenezer Society
  Project); Health Care Facility Series 1993
  A RB
  7.00%, 07/01/12                              $ 100    $    100,601
--------------------------------------------------------------------
Minneapolis (City of) (Shelter Care
  Foundation); Health Care Facility Series
  1999 A RB
  6.00%, 04/01/10                                755         746,786
--------------------------------------------------------------------
Minneapolis (City of) (St. Anthony Falls
  Project); Refunding Tax Increment Series
  2004 RB
  5.75%, 02/01/27                                605         595,501
--------------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Housing Development-Eventide
  Project); Refunding Multifamily Housing
  Series 1998 A RB
  6.00%, 06/01/18                                500         502,850
--------------------------------------------------------------------
Oakdale (City of) (Oak Meadows Project); Sr.
  Housing Series 1997 RB
  6.75%, 04/01/15                                600         604,356
--------------------------------------------------------------------
Ramsey (City of) (Pact Charter School
  Project); Lease Series 2004 A RB
    6.50%, 12/01/22                              925         920,440
--------------------------------------------------------------------
    6.75%, 12/01/33                              150         149,124
--------------------------------------------------------------------
Rochester (City of) (Samaritan Bethany Inc.
  Project); Refunding Health Care & Housing
  Series 2003 A RB
    5.38%, 08/01/12                              165         172,276
--------------------------------------------------------------------
    5.50%, 08/01/13                              195         197,125
--------------------------------------------------------------------
    6.25%, 08/01/19                            1,100       1,142,053
--------------------------------------------------------------------
St. Cloud (City of) Housing & Redevelopment
  Authority (Sterling Heights Apartments
  Project); Multifamily Housing Series 2002
  RB
    7.00%, 10/01/23(e)                           495         490,332
--------------------------------------------------------------------
    7.45%, 10/01/32(e)                           155         153,374
--------------------------------------------------------------------
St. Paul (City of) Housing & Redevelopment
  Authority (New Spirit Charter School
  Project); Lease Series 2002 A RB
  7.50%, 12/01/31                                890         874,096
--------------------------------------------------------------------
St. Paul (City of) Housing & Redevelopment
  Authority (Community of Peace Academy
  Project); Lease Series 2001 A RB
  7.38%, 12/01/19                                900         968,328
--------------------------------------------------------------------
St. Paul (City of) Port Authority (Radisson
  Kellogg Project); Hotel Facilities Series
  1999 2 RB
  7.38%, 08/01/29                              1,225       1,251,325
--------------------------------------------------------------------
Woodbury (City of) (Math Science Academy
  Project); Refunding Lease Series 2002 A RB
    7.38%, 12/01/24                              250         244,273
--------------------------------------------------------------------
    7.50%, 12/01/31                              750         730,718
====================================================================
                                                          14,168,089
====================================================================

MISSOURI-2.83%

Des Peres (City of) (West County Center
  Project); Refunding Tax Increment Series
  2002 A RB
  5.75%, 04/15/20                              1,000       1,017,660
--------------------------------------------------------------------
Fenton (City of) (Gravois Bluffs Project);
  Refunding & Improvement Tax Increment
  Series 2001 RB
  7.00%, 10/01/21                              1,050       1,139,481
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MISSOURI-(CONTINUED)

Hazelwood Transportation Development District
  (370 Missouri Bottom Road/Taussig Road);
  Tax Increment Series 2002 RB
    7.00%, 05/01/22                            $ 750    $    784,523
--------------------------------------------------------------------
    7.20%, 05/01/33                              500         524,560
--------------------------------------------------------------------
St. Louis (City of) Industrial Development
  Authority (Ranken-Jordan Project); Health
  Facilities Series 2003 A IDR
  6.50%, 11/15/23                              1,000       1,007,010
====================================================================
                                                           4,473,234
====================================================================

NEVADA-1.24%

Boulder City (Boulder City Hospital Inc.
  Project); Refunding Hospital Series 1998 RB
  5.85%, 01/01/22                              1,000         869,400
--------------------------------------------------------------------
Clark (County of) (Nevada Power Co. Project);
  Refunding Series 1992 C IDR
  7.20%, 10/01/22                                550         562,320
--------------------------------------------------------------------
University of Nevada (Community College
  System); Series 2002 A RB
  5.40%, 07/01/31(b)                             500         530,675
====================================================================
                                                           1,962,395
====================================================================

NEW HAMPSHIRE-1.63%

New Hampshire (State of) Business Finance
  Authority (Alice Peck Day Health System);
  Series 1999 A RB
  6.88%, 10/01/19                              1,050       1,059,471
--------------------------------------------------------------------
New Hampshire (State of) Health & Educational
  Facilities Authority (Huntington at
  Nashua); Series 2003 A RB
    6.88%, 05/01/23                              750         753,960
--------------------------------------------------------------------
    6.88%, 05/01/33                              750         747,878
--------------------------------------------------------------------
New Hampshire (State of) Higher Educational &
  Health Facilities Authority (Daniel Webster
  College); Series 1994 RB
  7.63%, 07/01/04(h)(i)                           10          10,357
====================================================================
                                                           2,571,666
====================================================================

NEW JERSEY-3.52%

New Jersey (State of) Economic Development
  Authority (Cedar Crest Village Inc.
  Facility); Retirement Community Services
  Series 2001 A RB
  7.25%, 11/15/21                                500         519,725
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facilities Series 2000 RB
    7.00%, 11/15/30(e)                           500         440,725
--------------------------------------------------------------------
    7.20%, 11/15/30(e)                           425         383,852
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facilities Series 2003 RB
  9.00%, 06/01/33(e)                             500         513,345
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Seashore Gardens Project); First
  Mortgage Series 2001 RB
    8.00%, 04/01/23                              800         823,208
--------------------------------------------------------------------
    8.00%, 04/01/31                              500         511,235
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE
NEW JERSEY-(CONTINUED)

New Jersey (State of) Health Care Facilities
  Financing Authority (Pascack Valley
  Hospital Association); Series 2003 RB
  6.50%, 07/01/23                              $ 500    $    522,870
--------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Raritan Bay Medical
  Center); Series 1994 RB
    7.25%, 07/01/14                               50          51,753
--------------------------------------------------------------------
    7.25%, 07/01/27                            1,750       1,792,350
====================================================================
                                                           5,559,063
====================================================================

NEW YORK-4.11%

Monroe (County of) Industrial Development
  Agency (Woodland Village Project); Civic
  Facility Series 2000 RB
  8.55%, 11/15/32                              1,000       1,081,410
--------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Staten Island University Hospital
  Project); Civic Facility Series 2002 C RB
  6.45%, 07/01/32                                390         400,234
--------------------------------------------------------------------
Onondaga (County of) Industrial Development
  Agency (Solvay Paperboard LLC Project);
  Refunding Solid Waste Disposal Facility
  Series 1998 IDR 7.00%, 11/01/30(e)           2,000       2,100,120
--------------------------------------------------------------------
Orange (County of) Industrial Development
  Agency (Arden Hill Life Care Center
  Newburgh); Civic Facility Series 2001 C RB
  7.00%, 08/01/31                                550         550,633
--------------------------------------------------------------------
Suffolk (County of) Industrial Development
  Agency (Spellman High Voltage Facility);
  Series 1997 A IDR
  6.38%, 12/01/17(e)                             350         314,139
--------------------------------------------------------------------
Syracuse (City of) Industrial Development
  Agency (Jewish Home); First Mortgage Series
  2001 A RB
    7.38%, 03/01/21                              350         362,082
--------------------------------------------------------------------
    7.38%, 03/01/31                              500         513,905
--------------------------------------------------------------------
Westchester (County of) Industrial
  Development Agency (Hebrew Hospital Sr.
  Housing Inc.); Continuing Care Retirement
  Series 2000 A RB
    7.00%, 07/01/21                              600         637,836
--------------------------------------------------------------------
    7.38%, 07/01/30                              500         534,135
====================================================================
                                                           6,494,494
====================================================================

NORTH CAROLINA-0.49%

North Carolina (State of) Medical Care
  Commission (Arbor Acres United Methodist
  Community Project); First Mortgage Health
  Care Facilities Series 2002 RB
  6.38%, 03/01/32                                500         513,185
--------------------------------------------------------------------
North Carolina (State of) Medical Care
  Commission (Forest at Duke Project); First
  Mortgage Retirement Facilities Series 2002
  RB
  6.38%, 09/01/32                                250         256,275
====================================================================
                                                             769,460
====================================================================

NORTH DAKOTA-0.29%

Grand Forks (City of) (4000 Valley Square
  Project); Special Term Sr. Housing Series
  1997 RB
  6.38%, 12/01/34                                485         465,144
====================================================================

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

OHIO-2.67%

Cuyahoga (County of) (Canton Inc. Project);
  Hospital Facilities Series 2000 RB
  7.50%, 01/01/30                              $ 750    $    838,620
--------------------------------------------------------------------
Cuyahoga (County of) Port Authority; Special
  Assessment Tax Increment Series 2001 RB
  7.35%, 12/01/31                              1,000       1,064,240
--------------------------------------------------------------------
Franklin (County of) (Ohio Presbyterian);
  Health Care Facilities Series 2001 A RB
  7.13%, 07/01/29                                500         541,230
--------------------------------------------------------------------
Lucas (County of) (Sunset Retirement
  Communities); Refunding & Improvement
  Health Care Facilities Series 2000 A RB
  6.50%, 08/15/20                                500         532,245
--------------------------------------------------------------------
Lucas (County of) (Sunset Retirement
  Communities); Refunding & Improvement
  Health Care Facilities Series 2000 A RB
  6.55%, 08/15/24                                500         532,740
--------------------------------------------------------------------
Madison (County of) (Madison County Hospital
  Project); Refunding Hospital Improvement
  Series 1998 RB
  6.25%, 08/01/18                                745         709,069
====================================================================
                                                           4,218,144
====================================================================

OKLAHOMA-0.42%

Oklahoma (State of) Development Finance
  Authority (Comanche County Hospital
  Project); Series 2002 B RB
  6.60%, 07/01/31                                625         656,231
====================================================================

OREGON-1.00%

Yamhill (County of) Hospital Authority
  (Friendsview Retirement Community); Series
  2003 RB
  7.00%, 12/01/21                              1,555       1,574,469
====================================================================

PENNSYLVANIA-9.37%

Allegheny (County of) Hospital Development
  Authority (Covenant at South Hills); Series
  2001 A RB
    8.63%, 02/01/21                              500         510,875
--------------------------------------------------------------------
    8.75%, 02/01/31                              500         503,555
--------------------------------------------------------------------
Allegheny (County of) Hospital Development
  Authority (Villa Saint Joseph of Baden);
  Health Care Facilities Series 1998 RB
  6.00%, 08/15/28                                500         466,125
--------------------------------------------------------------------
Beaver (County of) Industrial Development
  Authority (Cleveland Electric Project);
  Refunding Series 1995 PCR
  7.63%, 05/01/25                              1,600       1,721,088
--------------------------------------------------------------------
Blair (County of) Industrial Development
  Authority (Village of Pennsylvania State
  Project); Series 2002 A RB
    6.90%, 01/01/22                              500         513,845
--------------------------------------------------------------------
    7.00%, 01/01/34                              500         513,815
--------------------------------------------------------------------
Chartiers Valley (City of) Industrial &
  Commercial Development Authority (Asbury
  Health Center); Refunding First Mortgage
  Series 1999 RB
  6.38%, 12/01/19                              1,000       1,013,910
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 RB
  7.38%, 12/01/08 (Acquired 02/22/01; Cost
  $500,000)(a)                                 $ 500    $    508,675
--------------------------------------------------------------------
Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community); Sr.
  Living Facilities Series 1999 RB
  6.25%, 08/15/29                                750         751,553
--------------------------------------------------------------------
Cumberland (County of) Industrial Development
  Authority (Woods Cedar Run); Refunding
  First Mortgage Series 1998 A RB
  6.50%, 11/01/18(c)(d)                        1,000         712,470
--------------------------------------------------------------------
Cumberland (County of) Municipal Authority
  (Wesley Affiliated Services, Inc.);
  Retirement Community Series 2002 A RB
  7.13%, 01/01/25                                700         706,986
--------------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (Health Center-Saint Anne's Home); Series
  1999 RB
  6.63%, 04/01/28                                500         501,935
--------------------------------------------------------------------
Lancaster (County of) Industrial Development
  Authority (Garden Spot Village Project);
  Series 2000 A RB
    7.60%, 05/01/22                              250         260,363
--------------------------------------------------------------------
    7.63%, 05/01/31                              500         519,660
--------------------------------------------------------------------
Lawrence (County of) Industrial Development
  Authority (Shenango Presbyterian Center);
  Health & Housing Facilities Sr. Series 2001
  B RB
  7.50%, 11/15/31                              1,000       1,002,110
--------------------------------------------------------------------
Lehigh (County of) General Purpose Authority
  (Bible Fellowship Church Home Inc.); First
  Mortgage Series 2001 RB
    7.63%, 11/01/21                              250         271,885
--------------------------------------------------------------------
    7.75%, 11/01/33                              750         814,133
--------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Philadelphia Geriatric
  Center); Series 1999 A RB
  7.38%, 12/01/30                              1,340       1,366,854
--------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Philadelphia Geriatric
  Center); Series 1999 D RB
  7.38%, 12/01/04(h)(i)                          110         115,537
--------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Temple Continuing Care
  Center); Series 1999 RB
    6.63%, 07/01/19(c)(d)                      1,250         252,113
--------------------------------------------------------------------
    6.75%, 07/01/29(c)(d)                        460          92,414
--------------------------------------------------------------------
North Penn (City of) Health Hospital &
  Education Authority (Maple Village
  Project); Hospital Series 2000 A RB
  8.00%, 10/01/32                                300         301,128
--------------------------------------------------------------------
Pennsylvania (State of) Higher Educational
  Facilities Authority (Student Association
  Inc. Project); Student Housing Series 2000
  A RB
    6.75%, 09/01/20                              500         531,555
--------------------------------------------------------------------
    6.75%, 09/01/32                              320         337,584
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

Philadelphia (City of) Industrial Development
  Authority (Cathedral Village Project);
  Series 2003 A IDR
  6.88%, 04/01/34                              $ 500    $    510,675
====================================================================
                                                          14,800,843
====================================================================

SOUTH CAROLINA-2.26%

South Carolina (State of) Jobs-Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities Improvement
  Series 2000 A RB
  7.38%, 12/15/10(h)(i)                          800       1,022,784
--------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Palmetto Health
  Alliance); Refunding Hospital Facilities
  Series 2003 A RB
  6.13%, 08/01/23                              1,500       1,586,580
--------------------------------------------------------------------
South Carolina (State of) Jobs-Economic
  Development Authority (Westley Commons
  Project); Health Facilities First Mortgage
  Series 2000 RB
    7.75%, 10/01/15                              700         674,317
--------------------------------------------------------------------
    8.00%, 10/01/31                              300         281,433
====================================================================
                                                           3,565,114
====================================================================

SOUTH DAKOTA-0.32%

South Dakota (State of) Health & Educational
  Facilities Authority (Westhills Village
  Retirement Community); Series 2003 RB
  5.65%, 09/01/23                                500         509,095
====================================================================

TENNESSEE-0.64%

Shelby (County of) Health, Educational &
  Housing Facilities Board (Germantown
  Village); Residential Care Series 2003 A RB
  7.00%, 12/01/23                              1,000       1,015,920
====================================================================

TEXAS-9.44%

Abilene (City of) Health Facilities
  Development Corp. (Sears Methodist
  Retirement); Retirement Facilities Series
  2003 A RB
  7.00%, 11/15/33                              1,000       1,053,680
--------------------------------------------------------------------
Atlanta (City of) Hospital Authority;
  Hospital Facility Series 1999 RB
  6.70%, 08/01/19                                500         486,885
--------------------------------------------------------------------
Bexar (County of) Health Facilities
  Development Corp. (Army Retirement
  Residence Project); Series 2002 RB
  6.30%, 07/01/32                                500         526,770
--------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (American Opportunity Housing); Multifamily
  Housing Sr. Series 2002 A-1 RB
  6.85%, 12/01/23                                750         763,523
--------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series 1998 A RB
  7.25%, 05/01/16                                200         197,300
--------------------------------------------------------------------
Grand Prairie (City of) Housing Finance Corp.
  (Independent Sr. Living Center); Series
  2003 RB
  7.63%, 01/01/20                              1,000         983,220
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE
TEXAS-(CONTINUED)

Harris (County of); Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/31(b)                           $ 370    $    386,469
--------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care Project); Hospital Series 2001 A RB
  6.38%, 06/01/29                                500         569,960
--------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital); Series 2001 A RB
  5.63%, 02/15/18                                750         804,758
--------------------------------------------------------------------
Houston (City of) Airport System (Continental
  Airlines, Inc. Project); Special Facilities
  Series 2001 E RB
  6.75%, 07/01/29(e)                             500         422,195
--------------------------------------------------------------------
Houston (City of) Health Facilities
  Development Corp. (Buckingham Sr. Living
  Community); Retirement Facilities Series
  2004 A RB
    7.00%, 02/15/23                              300         306,369
--------------------------------------------------------------------
    7.00%, 02/15/26                              750         757,620
--------------------------------------------------------------------
    7.13%, 02/15/34                              450         456,062
--------------------------------------------------------------------
Meadow Parc Development Inc. (Meadow Parc
  Apartments Project); Multifamily Housing
  Series 1998 RB
  6.50%, 12/01/30                              1,200       1,114,224
--------------------------------------------------------------------
Midlothian (City of) Development Authority;
  Tax Increment Contract Series 1999 RB
  6.70%, 11/15/23                                900         925,506
--------------------------------------------------------------------
Midlothian (City of) Development Authority;
  Tax Increment Contract Series 2001 RB
  7.88%, 11/15/26                              1,000       1,114,540
--------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Unrefunded
  Hospital Series 1993 RB
  6.75%, 12/01/23                              1,000       1,025,800
--------------------------------------------------------------------
Gulf Coast Waste Disposal Authority (Valero
  Energy Corp. Project); Series 2001 RB
  6.65%, 04/01/32(e)                             900         976,986
--------------------------------------------------------------------
University of Texas Financing System; Series
  2001 C RB
  5.00%, 08/15/20                              1,000       1,057,940
--------------------------------------------------------------------
Woodhill Public Facility Corp. (Woodhill
  Apartments Project); Multifamily Housing
  Series 1999 RB
  7.50%, 12/01/29                              1,000         989,740
====================================================================
                                                          14,919,547
====================================================================

VERMONT-0.28%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Copley Manor
  Project); Health Care Facilities Series
  1999 RB
  6.25%, 04/01/29(c)(d)                        1,000         448,910
====================================================================

VIRGINIA-1.42%

Hampton (City of) Redevelopment & Housing
  Authority (Olde Hampton Hotel Association);
  Refunding First Mortgage Series 1998 A RB
  6.50%, 07/01/16                                500         437,370
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
VIRGINIA-(CONTINUED)

Henrico (County of) Economic Development
  Authority (Virginia United Methodist Homes
  Inc.); Refunding Residential Care
  Facilities Series 2002 A RB
  6.50%, 06/01/22                              $ 750    $    768,315
--------------------------------------------------------------------
Lynchburg (City of) Industrial Development
  Authority (The Summit); Residential Care
  Facilities Mortgage Series 2002 A RB
  6.25%, 01/01/28                                500         501,035
--------------------------------------------------------------------
Peninsula Ports Authority (Virginia Baptist
  Homes Foundation, Inc.); Residential Care
  Facilities Series 2003 A RB
  7.38%, 12/01/23                                500         538,785
====================================================================
                                                           2,245,505
====================================================================

WISCONSIN-3.08%

Wisconsin (State of) Health & Educational
  Facilities Authority (Community Memorial
  Hospital Inc. Project); Series 2003 RB
  7.13%, 01/15/22                              1,190       1,217,739
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (FH Healthcare
  Development Inc. Project); Series 1999 RB
  6.25%, 11/15/20                              1,250       1,335,463
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (New Castle Place Inc.
  Project); Series 2001 A RB
  7.00%, 12/01/31                                250         255,778
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                PAR        MARKET
                                               (000)       VALUE
WISCONSIN-(CONTINUED)

Wisconsin (State of) Health & Educational
  Facilities Authority (Oakwood Village
  Project); Series 2000 A RB
  7.63%, 08/15/30                              $1,000   $  1,042,140
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Tomah Memorial
  Hospital Inc. Project); Refunding Series
  2003 RB
    6.00%, 07/01/15                              100         102,484
--------------------------------------------------------------------
    6.13%, 07/01/16                              150         153,522
--------------------------------------------------------------------
    6.63%, 07/01/28                              750         757,950
====================================================================
                                                           4,865,076
====================================================================

WYOMING-0.32%

Teton (County of) Hospital District (St.
  John's Medical Center); Series 2002 RB
  6.75%, 12/01/22                                500         512,770
====================================================================
TOTAL INVESTMENTS-98.04% (Cost $153,955,983)             154,931,813
====================================================================
OTHER ASSETS LESS LIABILITIES-1.96%                        3,090,524
====================================================================
NET ASSETS-100.00%                                      $158,022,337
____________________________________________________________________
====================================================================

Investment Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
Sr.  - Senior
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 03/31/04 was $2,322,218, which represented 1.47% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., or MBIA Insurance Corp.
(c) Defaulted security. The issuer is currently in default with certain covenants of the debt provisions. The aggregate market value of these securities at 03/31/04 was $2,983,627 which represented 1.93% of the Fund's total investments.
(d) Security considered to be illiquid. The market value of this security considered illiquid at 03/31/04 represented 1.20% of the Fund's net assets.
(e)  Security subject to the alternative minimum tax.
(f) Principal and interest payments are guaranteed by the letter of credit agreement.
(g) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined weekly. Rate shown is the rate in effect on 03/31/04.
(h) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(i) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

ASSETS:

Investments, at market value (cost
  $153,955,983)                                $154,931,813
-----------------------------------------------------------
Receivables for:
  Investments sold                                   50,000
-----------------------------------------------------------
  Fund shares sold                                  549,896
-----------------------------------------------------------
  Interest                                        3,157,512
-----------------------------------------------------------
  Amount due from advisor                             3,584
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   31,977
-----------------------------------------------------------
Other assets                                         30,480
===========================================================
    Total assets                                158,755,262
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            179,329
-----------------------------------------------------------
  Dividends                                         410,016
-----------------------------------------------------------
  Deferred compensation and retirement plans         34,797
-----------------------------------------------------------
Accrued distribution fees                            71,908
-----------------------------------------------------------
Accrued transfer agent fees                          16,076
-----------------------------------------------------------
Accrued operating expenses                           20,799
===========================================================
    Total liabilities                               732,925
===========================================================
Net assets applicable to shares outstanding    $158,022,337
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $166,717,651
-----------------------------------------------------------
Undistributed net investment income                 196,999
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (9,868,143)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                        975,830
===========================================================
                                               $158,022,337
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 94,657,311
___________________________________________________________
===========================================================
Class B                                        $ 45,026,408
___________________________________________________________
===========================================================
Class C                                        $ 18,338,618
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          10,843,216
___________________________________________________________
===========================================================
Class B                                           5,152,841
___________________________________________________________
===========================================================
Class C                                           2,099,349
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.73
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.73 divided
      by 95.25%)                               $       9.17
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.74
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.74
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2004

INVESTMENT INCOME:

Interest                                                      $9,433,379
========================================================================

EXPENSES:

Advisory fees                                                    875,584
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     7,539
------------------------------------------------------------------------
Distribution fees
  Class A                                                        215,946
------------------------------------------------------------------------
  Class B                                                        440,025
------------------------------------------------------------------------
  Class C                                                        155,498
------------------------------------------------------------------------
Transfer agent fees                                              100,291
------------------------------------------------------------------------
Trustees' fees                                                    12,614
------------------------------------------------------------------------
Other                                                            151,935
========================================================================
    Total expenses                                             2,009,432
------------------------------------------------------------------------
Less: Fees waived and expense offset arrangements               (759,584)
========================================================================
    Net expenses                                               1,249,848
========================================================================
Net investment income                                          8,183,531
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities             (811,834)
========================================================================
Change in net unrealized appreciation of investment
  securities                                                   2,348,504
========================================================================
Net gain from investment securities                            1,536,670
========================================================================
Net increase in net assets resulting from operations          $9,720,201
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  8,183,531    $  7,412,903
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (811,834)       (605,000)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   2,348,504         977,784
==========================================================================================
    Net increase in net assets resulting from operations         9,720,201       7,785,687
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (5,191,768)     (4,437,153)
------------------------------------------------------------------------------------------
  Class B                                                       (2,322,122)     (2,087,123)
------------------------------------------------------------------------------------------
  Class C                                                         (817,780)       (649,224)
==========================================================================================
    Decrease in net assets resulting from distributions         (8,331,670)     (7,173,500)
==========================================================================================
Share transactions-net:
  Class A                                                       15,806,626       6,735,334
------------------------------------------------------------------------------------------
  Class B                                                        1,926,983       6,719,088
------------------------------------------------------------------------------------------
  Class C                                                        4,707,289       2,151,183
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               22,440,898      15,605,605
==========================================================================================
    Net increase in net assets                                  23,829,429      16,217,792
==========================================================================================

NET ASSETS:

  Beginning of year                                            134,192,908     117,975,116
==========================================================================================
  End of year (including undistributed net investment income of $196,999 and $277,866 for 2004 and 2003,
    respectively)                                             $158,022,337    $134,192,908
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income taxes.

    Under the Trust's organizational documents, the Fund's officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

       The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends", as defined in the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the following annual rates based on the average daily net assets of the Fund:

AVERAGE NET ASSETS                            ANNUAL RATE
---------------------------------------------------------
First $500 million                                  0.60%
---------------------------------------------------------
Over $500 million up to and including $1
  billion                                           0.55%
---------------------------------------------------------
Over $1 billion up to and including $1.5
  billion                                           0.50%
=========================================================
Over $1.5 billion                                   0.45%
_________________________________________________________
=========================================================


    The Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.55%, 1.30% and 1.30%, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through March 31, 2005. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. For the year ended March 31, 2004, AIM waived fees of $757,903.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2004, AISI retained $47,808 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and

Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2004, the Class A, Class B and Class C shares paid $215,946, $440,025 and $155,498, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2004, AIM Distributors advised the Fund that it retained $76,844 in front-end sales commissions from the sale of Class A shares and $22,504, $215 and $11,019 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended March 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1,681 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,681.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended March 31, 2004, the Fund paid legal fees of $3,642 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended March 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

                                         2004          2003
--------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $    8,023    $    5,355
--------------------------------------------------------------
  Ordinary income -- tax exempt        8,323,647     7,168,145
==============================================================
                                      $8,331,670    $7,173,500
______________________________________________________________
==============================================================


TAX COMPONENTS OF NET ASSETS:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $    263,105
-----------------------------------------------------------
Unrealized appreciation -- investments              975,675
-----------------------------------------------------------
Temporary book/tax differences                      (67,998)
-----------------------------------------------------------
Capital loss carryforward                        (9,866,096)
-----------------------------------------------------------
Shares of beneficial interest                   166,717,651
===========================================================
Total net assets                               $158,022,337
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of market discount on bonds and the tax treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
March 31, 2007                                 $   11,394
----------------------------------------------------------
March 31, 2008                                    995,895
----------------------------------------------------------
March 31, 2009                                  3,558,416
----------------------------------------------------------
March 31, 2010                                  3,255,459
----------------------------------------------------------
March 31, 2011                                    972,821
----------------------------------------------------------
March 31, 2012                                  1,072,111
==========================================================
Total capital loss carryforward                $9,866,096
__________________________________________________________
==========================================================
The ability to use capital loss carryforwards may be
limited under the Internal Revenue Code and related
regulations.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $39,895,383 and $17,267,319, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $ 5,919,655
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (4,943,980)
===========================================================
Net unrealized appreciation of investment
  securities                                    $   975,675
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $153,956,138.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of market discount on bonds, on March 31, 2004, undistributed net investment income was increased by $67,272, and undistributed net realized gain (loss) was decreased by $67,272. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,559,971    $ 48,198,718     3,898,601    $ 33,779,729
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,369,885      11,908,459     1,618,049      14,056,371
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,435,960      12,470,550     1,040,669       9,025,377
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        264,540       2,292,514       234,534       2,033,306
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        114,284         991,423       107,996         937,454
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         57,564         499,279        43,482         377,408
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        110,157         951,710        35,825         309,734
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (110,109)       (951,710)      (35,737)       (309,734)
======================================================================================================================
Reacquired:
  Class A                                                     (4,117,232)    (35,636,316)   (3,394,049)    (29,387,435)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,156,985)    (10,021,189)     (918,345)     (7,965,003)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (954,494)     (8,262,540)     (836,817)     (7,251,602)
======================================================================================================================
                                                               2,573,541    $ 22,440,898     1,794,208    $ 15,605,605
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------
                                                               2004          2003       2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.64       $  8.59    $  8.59       $  8.72       $ 10.04
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.51          0.54       0.55(a)       0.54          0.56
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.10          0.03      (0.01)        (0.11)        (1.32)
==========================================================================================================================
    Total from investment operations                             0.61          0.57       0.54          0.43         (0.76)
==========================================================================================================================
Less dividends from net investment income                       (0.52)        (0.52)     (0.54)        (0.56)        (0.56)
==========================================================================================================================
Net asset value, end of period                                $  8.73       $  8.64    $  8.59       $  8.59       $  8.72
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  7.30%         6.81%      6.41%         5.12%        (7.79)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $94,657       $77,998    $70,873       $62,820       $38,645
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.55%(c)      0.55%      0.55%         0.55%         0.50%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.07%(c)      1.05%      1.07%         1.17%         1.28%
==========================================================================================================================
Ratio of net investment income to average net assets             5.91%(c)      6.22%      6.26%(a)      6.23%         5.95%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            12%           14%        30%           15%           51%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have been $0.54 and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America, and does not include sales charges.
(c)  Ratios are based on average daily net assets of $86,378,352.


                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------
                                                               2004          2003       2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.65       $  8.60    $  8.61       $  8.72       $ 10.04
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.45          0.47       0.48(a)       0.47          0.48
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.10          0.04      (0.02)        (0.10)        (1.32)
==========================================================================================================================
    Total from investment operations                             0.55          0.51       0.46          0.37         (0.84)
==========================================================================================================================
Less dividends from net investment income                       (0.46)        (0.46)     (0.47)        (0.48)        (0.48)
==========================================================================================================================
Net asset value, end of period                                $  8.74       $  8.65    $  8.60       $  8.61       $  8.72
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  6.51%         6.02%      5.47%         4.44%        (8.54)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $45,026       $42,699    $35,811       $25,730       $20,298
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.30%(c)      1.30%      1.31%         1.30%         1.26%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.82%(c)      1.80%      1.83%         1.92%         2.04%
==========================================================================================================================
Ratio of net investment income to average net assets             5.16%(c)      5.47%      5.50%(a)      5.48%         5.19%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            12%           14%        30%           15%           51%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America, and does not include sales charges.
(c)  Ratios are based on average daily net assets of $44,002,466.


                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                              ----------------------------------------------------------
                                                               2004          2003       2002          2001         2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.65       $  8.60    $  8.61       $ 8.72       $10.04
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.45          0.47       0.48(a)      0.47         0.48
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.10          0.04      (0.02)       (0.10)       (1.32)
========================================================================================================================
    Total from investment operations                             0.55          0.51       0.46         0.37        (0.84)
========================================================================================================================
Less dividends from net investment income                       (0.46)        (0.46)     (0.47)       (0.48)       (0.48)
========================================================================================================================
Net asset value, end of period                                $  8.74       $  8.65    $  8.60       $ 8.61       $ 8.72
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  6.51%         6.02%      5.47%        4.43%       (8.54)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,339       $13,496    $11,292       $6,797       $4,100
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.30%(c)      1.30%      1.31%        1.30%        1.26%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.82%(c)      1.80%      1.83%        1.92%        2.04%
========================================================================================================================
Ratio of net investment income to average net assets             5.16%(c)      5.47%      5.50%(a)     5.48%        5.19%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            12%           14%        30%          15%          51%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America, and does not include sales charges.
(c)  Ratios are based on average daily net assets of $15,549,830.

NOTE 11--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

  Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

  Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended March 31, 2004, AMVESCAP has assumed $16,862 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

  Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract.

These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM High Income Municipal Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
May 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM High Income Municipal Fund, an investment portfolio of AIM Tax-Exempt Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  106,909,944        465,963
      Frank S. Bayley..............................  106,916,840        459,067
      James T. Bunch...............................  106,923,423        452,484
      Bruce L. Crockett............................  106,922,853        453,054
      Albert R. Dowden.............................  106,918,120        457,787
      Edward K. Dunn, Jr...........................  106,917,764        458,143
      Jack M. Fields...............................  106,911,143        464,764
      Carl Frischling..............................  106,908,116        467,791
      Robert H. Graham.............................  106,922,853        453,054
      Gerald J. Lewis..............................  106,906,715        469,192
      Prema Mathai-Davis...........................  106,917,630        458,277
      Lewis F. Pennock.............................  106,918,783        457,124
      Ruth H. Quigley..............................  106,907,470        468,437
      Louis S. Sklar...............................  106,917,893        458,014
      Larry Soll, Ph.D.............................  106,914,215        461,692
      Mark H. Williamson...........................  106,923,423        452,484

* Proposal required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of April 30, 2004

The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of April 30, 2004

The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH         TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                                       OTHER DIRECTORSHIP(S)
THE TRUST                     OR OFFICER SINCE   DURING PAST 5 YEARS                                           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937     1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Cortland Trust, Inc.
  Trustee                                                                                                      (registered
                                                                                                               investment company)
------------------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933     2003               Chairman, Lawsuit Resolution Services (California)            General Chemical
  Trustee                                                                                                      Group, Inc.
                                                 Formerly: Associate Justice of the California Court of
                                                 Appeals
------------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950  1998               Formerly: Chief Executive Officer, YWCA of the USA            None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942    1993               Partner, law firm of Pennock & Cooper                         None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935     2001               Retired                                                       None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939      1993               Executive Vice President, Development and Operations, Hines   None
  Trustee                                        Interests Limited Partnership (real estate development
                                                 company)
------------------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942   2003               Retired                                                       None
  Trustee
------------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956     2003               Director, Senior Vice President, Secretary and General        N/A
  Senior Vice President,                         Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                      holding company) and A I M Advisors, Inc.; Vice President,
  Officer                                        A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                 AIM Investment Services, Inc.; and Director, Vice President
                                                 and General Counsel, Fund Management Company
                                                 Formerly: Senior Vice President and General Counsel, Liberty
                                                 Financial Companies, Inc.; and Senior Vice President and
                                                 General Counsel, Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948     2004               Managing Director, Chief Fixed Income Officer and Senior      N/A
  Vice President                                 Investment Officer, A I M Capital Management, Inc.; and Vice
                                                 President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955      1993               Managing Director and Director of Money Market Research and   N/A
  Vice President                                 Special Projects, A I M Capital Management, Inc.; and Vice
                                                 President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943     1993               Vice President and Chief Compliance Officer, A I M Advisors,  N/A
  Vice President                                 Inc. and A I M Capital Management, Inc.; and Vice President,
                                                 AIM Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961   2004               Vice President and Fund Treasurer, A I M Advisors, Inc.       N/A
  Vice President and
  Treasurer
                                                 Formerly: Senior Vice President, AIM Investment Services,
                                                 Inc.; and Vice President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960   1993               Director of Cash Management, Managing Director and Chief      N/A
  Vice President                                 Cash Management Officer, A I M Capital Management, Inc;
                                                 Director and President, Fund Management Company; and Vice
                                                 President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940     2002               Director and Executive Vice President, A I M Management       N/A
  Vice President                                 Group, Inc., Director and Senior Vice President, A I M
                                                 Advisors, Inc., and Director, Chairman, President, Director
                                                 of Investments, Chief Executive Officer and Chief Investment
                                                 Officer, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   100 Church Street
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          New York, NY 10286-0001
Philadelphia, PA 19103-7599     New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2004.
  AIM High Income Municipal Fund Class A, Class B and Class C paid ordinary dividends in the amount of $0.522, $0.3938 and $0.3938 per share, respectively, during its tax year ended March 31, 2004. Of this amount, 99.90% qualified as tax-exempt interest dividends for federal income tax purposes.
  For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Statement of Tax-Exempt Income.

      DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                   FIXED INCOME
AIM Aggressive Growth Fund             AIM Asia Pacific Growth Fund                           TAXABLE
AIM Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Balanced Fund*               AIM European Growth Fund                   AIM Floating Rate Fund
AIM Basic Value Fund                   AIM European Small Company Fund            AIM High Yield Fund
AIM Blue Chip Fund                     AIM Global Aggressive Growth Fund          AIM Income Fund
AIM Capital Development Fund           AIM Global Equity Fund(5)                  AIM Intermediate Government Fund
AIM Charter Fund                       AIM Global Growth Fund                     AIM Limited Maturity Treasury Fund
AIM Constellation Fund                 AIM Global Value Fund(6)                   AIM Money Market Fund
AIM Dent Demographic Trends Fund       AIM International Emerging Growth Fund     AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)       AIM International Growth Fund              AIM Total Return Bond Fund
AIM Emerging Growth Fund               AIM Trimark Fund                           INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund         INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                    TAX-FREE
AIM Libra Fund                                     SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                      AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)        AIM Global Health Care Fund                AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                AIM Real Estate Fund                       AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund               INVESCO Advantage Health Sciences Fund     AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund              INVESCO Energy Fund
AIM Opportunities III Fund             INVESCO Financial Services Fund               AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                 INVESCO Health Sciences Fund               AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(3)           INVESCO Leisure Fund                       AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(4)           INVESCO Multi-Sector Fund                  AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund              INVESCO Technology Fund
AIM Trimark Small Companies Fund       INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.


CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

Mutual   Retirement   Annuities   College   Separately     Offshore   Alternative    Cash
Funds    Products                 Savings   Managed        Products   Investments    Management
                                  Plans     Accounts


                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com                                                      HIM-AR-1

                                  [COVER ART]

                            AIM TAX-EXEMPT CASH FUND

                                 MARCH 31, 2004

                          ANNUAL REPORT TO SHAREHOLDERS

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

                        AIM INVESTMENTS LOGO APPEARS HERE
                                --Servicemark--

AIM TAX-EXEMPT CASH FUND SEEKS TO EARN THE HIGHEST LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL TAXES THAT IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY.

o Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

ABOUT INFORMATION THROUGHOUT THIS REPORT  An investment in the fund is not insured or guaranteed by the Federal
o Investor Class shares are closed to     Deposit Insurance Corporation or any
most investors. For more information on   other government agency. Although the
who may continue to invest in the         fund seeks to preserve the value of
Investor Class shares, please see the     your investment at $1.00 per share, it
prospectus.                               is possible to lose money by investing
                                          in the fund.
o The unmanaged Standard & Poor's
Composite Index of 500 Stocks (the S&P    A description of the policies and
500 --Registered Tradmark-- Index) is     procedures that the Fund uses to
an index of common stocks frequently      determine how to vote proxies relating
used as a general measure of U.S. stock   to portfolio securities is available
market performance.                       without charge, upon request, by
                                          calling 800-959-4246, or on the AIM
o The fund is not managed to track the    Web site, AIMinvestments.com.
performance of any particular index,
including the index defined in this
report, and consequently, the
performance of the fund may deviate
significantly from the performance of
the index.



 PERFORMANCE QUOTED IS PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. VISIT AIMINVESTMENTS.COM
                   FOR THE MOST RECENT MONTH-END PERFORMANCE.

   THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
               AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.


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                               AIMINVESTMENTS.COM

TO OUR SHAREHOLDERS

                    Dear Shareholder:

[PHOTO OF           This is the report on AIM Tax-Exempt Cash Fund for the
ROBERT H.           fiscal year ended March 31, 2004.
GRAHAM]
                        The U.S. economy and stock market were healthy for most
                    of the fiscal year. Growth of gross domestic product (GDP) was positive each quarter of the fiscal year, with the initial estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Though the S&P 500
                    --Registered Trademark-- faltered during March 2004, it produced a return of 35.10% for the full fiscal year.

                        The influential federal funds target rate stood at 1.25%
                    as the fiscal year opened. In June, the U.S. Federal Reserve (the Fed) lowered that rate to 1.00%, its lowest level since 1958 and the level where it stayed through the close of the fiscal year. On lowering the rate in June, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. In mid-March, shortly before the fiscal year ended, when the Fed again left rates at that level, it noted its belief that its accommodative stance on monetary policy was helping support economic activity. Observing that inflation remained in check and that resource use was slack, the Fed said it thought it could be patient about changing its accommodative policy.

YOUR FUND

Historically low interest rates have kept yields on bank savings accounts and money market funds, including AIM Tax-Exempt Cash Fund, quite low. As of the close of the fiscal year, the seven-day SEC yield for the fund's Class A shares stood at 0.36%. On a taxable-equivalent basis, based on net asset value and adjusted for the 35.00% highest marginal federal tax rate in effect on March 31, 2004, the yield was 0.55%. For the fund's Investor Class shares, seven-day SEC yield stood at 0.47%; taxable-equivalent yield stood at 0.72%. Had the advisor and distributor not waived fees and/or reimbursed expenses, the seven-day yield would have been 0.21% for Class A shares. The seven-day yield represents annualized results for the period, net of fees and expenses, and excludes any realized capital gains or losses.

    During the fiscal year, the fund maintained a weighted average maturity
(WAM) between 40 and 51 days. At the close of the fiscal year, the WAM stood at 46 days. A short WAM enables the fund to respond quickly to any changes in the interest rate environment. The fund also maintained its strict discipline of purchasing only securities of superior credit quality. Net assets of the fund stood at $95.7 million.

IN CLOSING

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

    The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

    Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

    As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman and President
April 25, 2004

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2004


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

ALABAMA-21.06%

Birmingham (City of) Jefferson Civic Center
  Authority; Refunding & Capital Outlay
  Special Tax Series 1996 RB
  4.50%, 09/01/04(b)                             AAA      Aaa    $   375   $   380,275
--------------------------------------------------------------------------------------
Birmingham (City of) Public Park and
  Recreation Board (Children's Zoo Project);
  VRD Series 2002 RB (LOC-AmSouth Bank)
  1.17%, 05/01/07(c)(d)                           --   VMIG-1      1,675     1,675,000
--------------------------------------------------------------------------------------
Homewood (City of) Medical Clinic Board
  (Lakeshore Foundation Project); Lease VRD
  Series 2000 RB (LOC-AmSouth Bank)
  1.17%, 11/01/24(c)(d)                          A-1       --        390       390,000
--------------------------------------------------------------------------------------
Montgomery (City of) Industrial Development
  Board (Industrial Partners Project);
  Refunding VRD Series 1989 IDR (LOC-SunTrust
  Bank)
  1.08%, 01/01/07(c)(d)                           --      Aa2        635       635,000
--------------------------------------------------------------------------------------
Ridge (City of) Improvement District; Special
  Assessment Improvement VRD Series 2000 RB
  (LOC-AmSouth Bank)
  1.05%, 10/01/25(c)(d)                           --   VMIG-1      1,335     1,335,000
--------------------------------------------------------------------------------------
Tuscaloosa (City of) Educational Building
  Authority (Stillman College Project);
  Refunding Capital Improvement VRD Series
  2002 A RB (LOC-AmSouth Bank)
  1.17%, 10/01/23(c)(d)                           --   VMIG-1     15,745    15,745,000
======================================================================================
                                                                            20,160,275
======================================================================================

ARIZONA-0.44%

Maricopa (County of) Unified School District
  No.41 (Gilbert); Series 1997 COP
  4.90%, 07/01/04(e)(f)                          AAA      Aaa        100       100,962
--------------------------------------------------------------------------------------
Tempe (City of) Union High School District
  No.213; Unlimited Tax Series 1994 GO
  6.00%, 07/01/04(e)(f)                          AAA      Aaa        315       322,075
======================================================================================
                                                                               423,037
======================================================================================

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------


COLORADO-1.45%

Adams & Arapahoe (Counties of) Joint School
  District No. 28J (Aurora); Refunding
  Unlimited Tax Series 1991 A GO
  6.70%, 12/01/04(e)                             AAA      Aaa    $   200   $   207,478
--------------------------------------------------------------------------------------
Arvada (City of); VRD Series 2001 RB
  1.15%, 11/01/20(b)(g)                         A-1+       --        900       900,000
--------------------------------------------------------------------------------------
Moffat (County of) (Colorado-Ute Electric
  Association); VRD Series 1984 PCR
  1.23%, 07/01/10(b)(d)                         A-1+   VMIG-1        185       185,000
--------------------------------------------------------------------------------------
University of Northern Colorado (Auxiliary
  Facilities System); Refunding & Improvement
  Series 1994 RB
  5.30%, 06/01/04(b)                             AAA      Aaa        100       100,703
======================================================================================
                                                                             1,393,181
======================================================================================

CONNECTICUT-0.21%

Connecticut (State of); Unlimited Tax Series
  2000 B GO
  4.70%, 06/15/04                                 AA      Aa3        200       201,486
======================================================================================

FLORIDA-1.65%

Lee (County of); Water & Sewer Series 1999 A
  RB
  3.65%, 10/01/04(b)                             AAA      Aaa        295       298,670
--------------------------------------------------------------------------------------
Seminole (County of) Industrial Development
  Authority (Florida Living Nursing); Health
  Facility Mult-Modal VRD Series 1991 IDR
  (LOC-Bank of America N.A.)
  1.22%, 02/01/11(c)(d)                           --   VMIG-1      1,100     1,100,000
--------------------------------------------------------------------------------------
Titusville (City of); Water & Sewer Series
  1994 RB
  6.00%, 10/01/04(e)(f)                          AAA      Aaa        170       177,513
======================================================================================
                                                                             1,576,183
======================================================================================

GEORGIA-0.52%

Floyd (County of) Development Authority
  (Shorter College Project); VRD Series 1998
  RB (LOC-SunTrust Bank)
  1.17%, 06/01/17(c)(d)                         A-1+       --        500       500,000
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

HAWAII-0.16%

Hawaii (County of); Refunding Unlimited Tax
  Series 1999 B GO
  4.50%, 05/15/04(b)                             AAA      Aaa    $   150   $   150,646
======================================================================================

IDAHO-0.42%

University of Idaho; Refunding Student Fee
  Series 2003 RB
  3.00%, 04/01/04(b)                             AAA      Aaa        400       400,000
======================================================================================

ILLINOIS-5.66%

Chicago (City of); Equipment Unlimited Tax
  Series 1996 GO
  5.60%, 01/01/05(b)                             AAA      Aaa        100       103,281
--------------------------------------------------------------------------------------
Cook (County of); Unlimited Tax Series 1992 C
  GO
  5.80%, 11/15/04(b)                             AAA      Aaa        200       205,749
--------------------------------------------------------------------------------------
Cook (County of) High School District No.209
  (Proviso Township); Limited Tax Series 2002
  GO
  2.75%, 12/01/04(b)                             AAA      Aaa        100       101,128
--------------------------------------------------------------------------------------
East Peoria (City of) (Radnor/East Peoria
  Partnership Project); Multi-Family Housing
  VRD Series 1983 RB
  (LOC-Bank of America NT & SA)
  1.18%, 06/01/08(c)(d)                           --      Aa1      2,310     2,310,000
--------------------------------------------------------------------------------------
Illinois (State of); Unlimited Tax Series
  1995 GO
  5.25%, 07/01/04(b)                             AAA      Aaa        100       101,025
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (American College of Surgeons);
  VRD Series 1996 RB
  (LOC-Northern Trust Co.)
  1.10%, 08/01/26(c)(d)                         A-1+       --         69        69,000
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (National University of Health
  Sciences); Series 2003 B RAN (LOC-Bank One
  N.A.)
  4.20%, 08/16/04(c)                            SP-1       --        400       404,297
--------------------------------------------------------------------------------------
Peoria (City of) (Easter Seal Center
  Project); Health Care Facility VRD Series
  1997 RB (LOC-Bank One Peoria)
  1.10%, 05/01/07(c)(d)(h)                        --       --      1,050     1,050,000
--------------------------------------------------------------------------------------

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

ILLINOIS-(CONTINUED)

Regional Transportation Authority; Series
  1994 A RB
  6.25%, 06/01/04(e)(f)                          AAA      Aaa    $   100   $   102,844
--------------------------------------------------------------------------------------
  6.25%, 06/01/04(e)(f)                          AAA      Aaa        250       257,140
--------------------------------------------------------------------------------------
  Refunding Series 1997 RB
  5.00%, 06/01/04(b)                             AAA      Aaa        300       301,943
--------------------------------------------------------------------------------------
Skokie (City of); Unlimited Tax Series 1997
  GO
  4.80%, 12/01/04(e)(f)                           --      Aa1        195       199,702
--------------------------------------------------------------------------------------
St. Louis (City of) Regional Airport
  Authority; Unlimited Tax Series 2004 GO
  2.75%, 12/01/04(b)                             AAA      Aaa        205       207,233
======================================================================================
                                                                             5,413,342
======================================================================================

INDIANA-0.42%

Indiana (State of) Bond Bank (Midyear Funding
  Program Notes); Series 2003 A RN
  1.25%, 04/15/04                              SP-1+    MIG-1        400       400,038
======================================================================================

IOWA-1.59%

Algona (City of) (George A. Hormel & Co.
  Project); VRD Series 1985 IDR (LOC-U.S.
  Bank N.A.)
  1.18%, 05/01/05(c)(d)                           --      P-1        200       200,000
--------------------------------------------------------------------------------------
Iowa (State of) Finance Authority (YMCA
  Project); Economic Development VRD Series
  2000 RB
  (LOC-Wells Fargo Bank N.A.)
  1.12%, 06/01/10(c)(d)(h)                        --       --        920       920,000
--------------------------------------------------------------------------------------
Iowa (State of) School Corps.; School Cash
  Anticipation Program Series 2003 A Wts.
  2.00%, 06/18/04(b)                              --    MIG-1        200       200,443
--------------------------------------------------------------------------------------
Waterloo (City of); Refunding Unlimited Tax
  Series 2002 GO
  3.25%, 06/01/04(b)                              --      Aaa        200       200,676
======================================================================================
                                                                             1,521,119
======================================================================================

KENTUCKY-2.75%

Kentucky (State of) Area Development
  Districts Financing Trust Lease Program
  (Acquisition-Ewing); VRD Series 2000 RB
  (LOC-First Union National Bank)
  1.11%, 06/01/33(c)(d)                          A-1       --      2,635     2,635,000
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

LOUISIANA-0.22%

Louisiana (State of); Unlimited Tax Series
  1995 A GO
  6.75%, 05/15/04(e)                             AAA      Aaa    $   210   $   211,434
======================================================================================

MARYLAND-3.87%

Baltimore (County of) (Blue Circle Inc.
  Project); Economic Development VRD Series
  1992 RB (LOC-Danske Bank A.S.)
  1.15%, 12/01/17(c)(d)                           --   VMIG-1      2,900     2,900,000
--------------------------------------------------------------------------------------
Howard (County of) (Owen Brown Joint
  Venture); Refunding VRD Series 1990 RB
  (LOC-Bank of America N.A.)
  1.13%, 05/01/11(c)(g)                           --      P-1        500       500,000
--------------------------------------------------------------------------------------
Washington Suburban Sanitation District;
  Unlimited Tax Series 1996 GO
  7.88%, 06/01/04                                AAA      Aaa        300       303,412
======================================================================================
                                                                             3,703,412
======================================================================================

MASSACHUSETTS-1.01%

Massachusetts (State of); Consolidated Loan
  Unlimited Tax Series 1997 B GO
  5.00%, 06/01/04(e)(f)                          AAA      Aaa        250       251,616
--------------------------------------------------------------------------------------
Massachusetts (State of); Refunding Unlimited
  Tax Series 1995 A GO
  6.25%, 07/01/04                                AA-      Aa2        250       253,175
--------------------------------------------------------------------------------------
Massachusetts (State of) Water Resources
  Authority; Series 1994 A RB
  6.00%, 08/01/04(e)(f)                          AAA      Aaa        350       360,898
--------------------------------------------------------------------------------------
Middleborough (City of); Limited Tax Series
  1999 A GO
  5.20%, 01/15/05(b)                              --      Aaa        100       103,241
======================================================================================
                                                                               968,930
======================================================================================

MICHIGAN-6.07%

Caledonia Charter Township; Public
  Improvement Special Assessment Limited Tax
  Series 2001 GO
  6.00%, 11/01/04(b)                             AAA      Aaa        375       385,653
--------------------------------------------------------------------------------------
Eaton Rapids (City of) Public Schools;
  Unlimited Tax Series 1995 GO
  5.50%, 05/01/04(e)(f)                          AAA      Aaa        250       253,396
--------------------------------------------------------------------------------------

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

MICHIGAN-(CONTINUED)

Michigan (State of) Municipal Bond Authority
  (Clean Water Revolving Fund); Series 1998
  RB
  5.00%, 10/01/04                                AAA      Aaa    $   125   $   127,449
--------------------------------------------------------------------------------------
Michigan (State of) Strategic Fund (260 Brown
  Street Associates Project); Limited Tax
  Obligation VRD Series 1985 RB (LOC-Comerica
  Bank)
  1.05%, 10/01/15(c)(g)                           --   VMIG-1        830       830,000
--------------------------------------------------------------------------------------
Oakland (County of) Economic Development
  Corp. (Rochester College Project); Limited
  Obligation VRD Series 2001 RB
  (LOC-Bank One Michigan)
  1.12%, 08/01/21(c)(d)                           --   VMIG-1      3,989     3,989,000
--------------------------------------------------------------------------------------
Ottawa (County of) (Holland Area Sewage
  Disposal System); Refunding Limited Tax
  Series 2001 GO
  3.45%, 06/01/04                                 --      Aa1        225       225,872
======================================================================================
                                                                             5,811,370
======================================================================================

MINNESOTA-0.13%

Ramsey (County of) (Capital Improvement
  Plan); Unlimited Tax Series 1999 A GO
  4.20%, 02/01/05                                AAA      Aaa        125       128,145
======================================================================================

MISSISSIPPI-3.79%

Laurel (City of) Water and Sewer System;
  Series 2003 RB
  5.00%, 12/01/04(b)                             AAA       --        135       138,386
--------------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Mississippi College Project); VRD Series
  2003 RB (LOC-AmSouth Bank) 1.17%,
  07/01/23(c)(d)(i) (Cost $3,000,000;
  Acquired 09/29/03)                              --   VMIG-1      3,000     3,000,000
--------------------------------------------------------------------------------------
Mississippi (State of) Development Bank
  (Meridian Water & Sewer System); Refunding
  Special Obligation Series 2003 A RB
  3.25%, 07/01/04(b)                             AAA       --        100       100,530
--------------------------------------------------------------------------------------
Olive Branch (City of); Refunding Unlimited
  Tax Series 2003 GO
  1.10%, 05/01/04(b)                              --      Aaa        285       285,000
--------------------------------------------------------------------------------------
South Panola School District; Unlimited Tax
  Series 1998 GO
  6.50%, 05/01/04(b)                             AAA       --        100       100,441
======================================================================================
                                                                             3,624,357
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

MONTANA-1.24%

Great Falls (City of) (Safeway Inc. Project);
  Refunding VRD Series 1991 IDR (LOC-Deutsche
  Bank A.G.)
  1.20%, 06/01/04(c)(j)                         A-1+       --    $   300   $   300,000
--------------------------------------------------------------------------------------
Havre (City of) (Safeway Inc. Projects);
  Refunding VRD Series 1991 IDR (LOC-Deutsche
  Bank A.G.)
  1.20%, 06/01/04(c)(j)                         A-1+       --        885       885,000
======================================================================================
                                                                             1,185,000
======================================================================================

NEBRASKA-0.33%

Douglas (County of) School District No. 001;
  Unlimited Tax Series 1999 GO
  4.90%, 12/09/04(e)(f)                          AAA      NRR        300       313,913
======================================================================================

NEVADA-0.45%

Clark (County of) School District; Limited
  Tax Series 1996 GO
  6.00%, 06/15/04(b)                             AAA      Aaa        175       176,757
--------------------------------------------------------------------------------------
Washoe (County of) School District; Limited
  Tax Series 1998 GO
  4.00%, 06/01/04(b)                             AAA      Aaa        250       251,219
======================================================================================
                                                                               427,976
======================================================================================

NEW HAMPSHIRE-0.46%

Londonderry (Town of); Unlimited Tax Series
  2003 GO
  3.25%, 07/01/04(b)                              --      Aaa        438       440,103
======================================================================================

NEW JERSEY-0.42%

Sussex (County of) (County College);
  Unlimited Tax Series 2003 GO
  2.05%, 05/01/04(b)                             AAA      Aaa        405       405,340
======================================================================================

NEW MEXICO-5.80%

Carlsbad (City of); Refunding & Improvement
  Joint Water & Sewer Series 1998 RB
  4.00%, 06/01/04(b)                              --      Aaa        200       200,942
--------------------------------------------------------------------------------------
New Mexico (State of) Hospital Equipment Loan
  Council (Dialysis Clinic Inc. Project); VRD
  Series 2000 RB (LOC- SunTrust Bank)
  1.12%, 07/01/25(c)(d)                           --   VMIG-1      5,000     5,000,000
--------------------------------------------------------------------------------------
Silver City; VRD Series 1995 A RB
  (LOC-LaSalle National Bank) 1.25%,
  11/15/10(c)(d)                                  --      P-1        350       350,000
======================================================================================
                                                                             5,550,942
======================================================================================

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------


NEW YORK-0.75%

New York (City of); Unlimited Tax Series 1994
  B1 GO
  7.20%, 08/15/04(e)(f)                          NRR      NRR    $   450   $   464,705
--------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (University of Rochester); Series 1998 A RB
  4.20%, 07/01/04(b)                             AAA      Aaa        250       252,006
======================================================================================
                                                                               716,711
======================================================================================

NORTH CAROLINA-2.19%

Carteret (County of) Industrial Facilities &
  Pollution Control Financing Authority
  (TexasGulf Inc. Project); VRD Series 1985
  PCR (LOC-BNP Paribas)
  1.16%, 10/01/05(c)(d)                           --      Aa2      2,100     2,100,000
======================================================================================

NORTH DAKOTA-3.76%

Fargo (City of) (Cass Oil Co. Project);
  Commercial Development VRD Series 1984 RB
  (LOC-U.S. Bank N.A.)
  1.17%, 12/01/14(c)(d)                         A-1+       --      3,600     3,600,000
======================================================================================

OHIO-1.34%

Columbus (City of); Refunding Unlimited Tax
  Series 1998 B GO
  5.00%, 05/15/04                                AAA      Aaa        200       200,942
--------------------------------------------------------------------------------------
Copley Fairlawn (City of) School District;
  Refunding & Improvement Unlimited Tax
  Series 2002 GO
  2.00%, 12/01/04(b)                              --      Aaa        300       301,784
--------------------------------------------------------------------------------------
Hamilton (City of) Local School District;
  School Facilities Construction &
  Improvement Unlimited Tax Series 2001 GO
  3.60%, 12/01/04(b)                             AAA      Aaa        120       121,943
--------------------------------------------------------------------------------------
Ohio (State of) (Common Schools); Capital
  Facilities Unlimited Tax Series 1999 A GO
  5.25%, 06/15/04                                AA+      Aa1        250       252,113
--------------------------------------------------------------------------------------
Ohio (State of) (Highway Capital Improvement
  Fund); Unlimited Tax Series 1999 D GO
  4.25%, 05/01/04                                AAA      Aa1        400       401,057
======================================================================================
                                                                             1,277,839
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

OKLAHOMA-5.64%

Muskogee (City of) Industrial Trust (Muskogee
  Mall Ltd. Special Project); VRD Series 1985
  IDR (LOC-The Boatmen's National Bank of St.
  Louis) 1.25%, 12/01/15(c)(d)                    --   VMIG-1    $ 5,100   $ 5,100,000
--------------------------------------------------------------------------------------
Oklahoma (State of) Industries Authority
  (Oklahoma County Facilities Project); Lease
  Series 2003 A IDR
  2.25%, 07/01/04(b)                             AAA      Aaa        300       300,924
======================================================================================
                                                                             5,400,924
======================================================================================

OREGON-1.40%

Beaverton (City of); Refunding Water Series
  2004 RB
  2.00%, 04/01/04(b)                             AAA      Aaa        525       525,000
--------------------------------------------------------------------------------------
Oregon (State of) Department of
  Administrative Services; Series 2003 RB
  2.50%, 09/01/04                                AAA      Aaa        300       301,868
--------------------------------------------------------------------------------------
Washington (County of) Unified Sewerage
  Agency; Sewer Sub. Lien Series One 1992 RB
  6.13%, 10/01/04(e)(f)                          AAA      Aaa        500       512,524
======================================================================================
                                                                             1,339,392
======================================================================================

PENNSYLVANIA-5.29%

Allegheny (County of) Industrial Development
  Authority (Carnegie Museums of Pittsburgh);
  VRD Series 2002 IDR (LOC-Citizens Bank of
  Pennsylvania)
  1.15%, 08/01/32(c)(d)                           --   VMIG-1      1,000     1,000,000
--------------------------------------------------------------------------------------
Conewago Valley School District; Unlimited
  Tax Series 2003 GO
  1.05%, 09/01/04(b)                              --      Aaa        380       380,000
--------------------------------------------------------------------------------------
Franklin (County of) Industrial Development
  Authority (Chambersburg Hospital Obligated
  Group); Health Care VRD Series 2000 IDR
  1.12%, 12/01/24(b)(d)                          A-1       --      1,600     1,600,000
--------------------------------------------------------------------------------------
Geisinger Authority Health System
  (Pennsylvania State Geisinger Health
  System); Series 1998 A RB
  4.50%, 08/15/04                                AA-      Aa3        500       506,082
--------------------------------------------------------------------------------------
Jeannette (City of) School District;
  Refunding Unlimited Tax Series 2004 A GO
  2.00%, 12/15/04(b)                             AAA      Aaa        150       150,892
--------------------------------------------------------------------------------------

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

PENNSYLVANIA-(CONTINUED)

Monroeville (City of); Unlimited Tax Series
  2003 GO
  2.00%, 06/01/04(b)                              --      Aaa    $   105   $   105,164
--------------------------------------------------------------------------------------
Pennsylvania (State of): Unlimited Tax First
  Series 1996 GO
  5.38%, 05/15/04(b)                             AAA      Aaa        200       201,035
--------------------------------------------------------------------------------------
Philadelphia (City of); Refunding Water &
  Wastewater Series 1995 RB
  6.75%, 08/01/04(b)                             AAA      Aaa        455       463,586
--------------------------------------------------------------------------------------
Plum Boro (City of) School District;
  Unlimited Tax Series 1998 GO
  4.15%, 09/15/04(e)(f)                          AAA      Aaa        500       507,015
--------------------------------------------------------------------------------------
Slippery Rock (City of) Area School District;
  Unlimited Tax Series 2001 A GO
  3.75%, 10/01/04(b)                             AAA      Aaa        150       151,933
======================================================================================
                                                                             5,065,707
======================================================================================

SOUTH CAROLINA-0.89%

Bennettsville (City of) Combined Utilities
  System; Refunding & Improvement Series 2004
  RB
  2.00%, 02/01/05(b)                             AAA      Aaa        290       292,152
--------------------------------------------------------------------------------------
Dorchester (County of) Waterworks & Sewer
  System; Refunding & Improvement Series 2003
  RB
  2.00%, 10/01/04(b)                             AAA      Aaa        560       562,582
======================================================================================
                                                                               854,734
======================================================================================

SOUTH DAKOTA-0.15%

South Dakota State University; Housing &
  Auxiliary Facilities Series 2003 RB
  2.00%, 04/01/04(b)                             AAA      Aaa        140       140,000
======================================================================================

TENNESSEE-2.40%

Gatlinburg (City of); Refunding Water & Sewer
  Series 2003 RB
  2.00%, 04/01/04(b)                              --      Aaa        500       500,000
--------------------------------------------------------------------------------------
Hawkins (County of) Industrial Development
  Board (Leggett & Platt Inc.); Refunding VRD
  Series 1988 B IDR (LOC-Wachovia Bank)
  1.20%, 10/01/27(c)(d)(h)                        --       --      1,450     1,450,000
--------------------------------------------------------------------------------------
Savannah Valley Utility District (Hamilton
  County); Refunding & Improvement Waterworks
  Series 2003 RB
  2.50%, 06/01/04(b)                             AAA      Aaa        180       180,445
--------------------------------------------------------------------------------------


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Weakley (County of); Refunding School
  Unlimited Tax Series 2003 GO
  2.00%, 05/01/04(b)                              --      Aaa    $   165   $   165,110
======================================================================================
                                                                             2,295,555
======================================================================================

TEXAS-9.88%

Amarillo (City of) Health Facilities Corp.
  (Panhandle Pooled Health Care); VRD Series
  1985 RB (LOC-BNP Paribas)
  1.10%, 05/31/25(c)(d)                           --   VMIG-1      3,439     3,439,000
--------------------------------------------------------------------------------------
Austin (City of); Refunding Utility System
  Series 1997 A RB
  5.75%, 11/15/04(b)                             AAA      Aaa        100       102,773
--------------------------------------------------------------------------------------
Bexar (County of); Refunding Limited Tax
  Series 2002 GO
  4.50%, 06/15/04                                 AA      Aa2        400       402,811
--------------------------------------------------------------------------------------
Carrollton & Farmers Branch (Cities of)
  Independent School District; Unlimited Tax
  Series 1995 GO
  5.00%, 02/15/05(e)(f)                          AAA      Aaa        500       516,900
--------------------------------------------------------------------------------------
Del Mar College District; Limited Tax Series
  2003 GO
  2.00%, 08/15/04(b)                             AAA      Aaa        100       100,336
--------------------------------------------------------------------------------------
El Paso (City of); Limited Tax Series 1998 B
  GO Ctfs.
  4.25%, 08/15/04(b)                             AAA      Aaa        200       202,285
--------------------------------------------------------------------------------------
Gulf Coast Water Authority (Mainland
  Project); Refunding Water System Contract
  Series 2002 RB
  3.00%, 08/15/04(b)                             AAA      Aaa        100       100,682
--------------------------------------------------------------------------------------
Harris (County of) (Criminal Justice Center);
  Limited Tax Series 1996 GO
  7.50%, 10/01/04                                AA+      Aa1        150       154,728
--------------------------------------------------------------------------------------
Harris (County of); Permanent Improvement
  Limited Tax Series 1984 C GO
  9.00%, 12/01/04(e)                             NRR      Aaa        300       315,559
--------------------------------------------------------------------------------------
Houston (City of) Community College System;
  Student Fee Series 1999 RB
  4.75%, 04/15/04(b)                             AAA      Aaa        100       100,134
--------------------------------------------------------------------------------------
Humble (City of) Independent School District;
  Refunding Unlimited Tax Series 2002 A GO
  (CEP-Texas Permanent School Fund)
  3.00%, 02/15/05                                AAA      Aaa        500       508,419
--------------------------------------------------------------------------------------

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

North Harris & Montgomery (Counties of)
  Community College District; Refunding
  Building Limited Tax Series 2003 GO
  2.00%, 08/15/04(b)                             AAA      Aaa    $   500   $   501,752
--------------------------------------------------------------------------------------
North Texas (Region of) Municipal Water
  District (Muddy Creek); Regional Wastewater
  Systems Series 2003 RB
  5.00%, 06/01/04(b)                             AAA      Aaa        280       281,800
--------------------------------------------------------------------------------------
Round Rock (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  6.50%, 08/01/04                                AAA      Aaa        325       330,934
--------------------------------------------------------------------------------------
Shenandoah (City of); Limited Tax Series 2003
  GO. Ctfs.
  2.00%, 08/15/04(b)                             AAA       --        305       305,956
--------------------------------------------------------------------------------------
Tarrant (County of) College District;
  Refunding Limited Tax Series 2001 A GO
  4.75%, 02/15/05                                AAA      Aa1        375       386,697
--------------------------------------------------------------------------------------
Texas (State of) University Systems;
  Constitutional Appropriation Series 1998 RB
  5.00%, 08/15/04                                 AA      Aa1        100       101,400
--------------------------------------------------------------------------------------
Texas (State of); Series 2003 TRAN
  2.00%, 08/31/04                              SP-1+    MIG-1      1,200     1,204,189
--------------------------------------------------------------------------------------
Trinity River Industrial Development
  Authority (Radiation Sterilizers); VRD
  Series 1985 A IDR (LOC- American National
  Bank & Trust)
  1.10%, 11/01/05(c)(g)                          A-1       --        250       250,000
--------------------------------------------------------------------------------------
Upper Trinity Regional Water District
  (Lakeview Regional Water Reclamation
  System); Regional Wastewater Series 2003 RB
  5.25%, 08/01/04(b)                             AAA      Aaa        145       146,939
======================================================================================
                                                                             9,453,294
======================================================================================

VERMONT-1.83%

Vermont (State of) Industrial Development
  Authority (Central Vermont Public Service
  Corp.); Hydroelectric VRD Series 1984 IDR
  (LOC-Citizens Bank of Massachusetts)
  1.05%, 12/01/13(c)(g)                         A-1+       --      1,755     1,755,000
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

VIRGINIA-0.93%

Clarke (County of) Industrial Development
  Authority (Winchester Medical Center Inc.);
  Hospital Facilities VRD Series 2000 IDR
  1.08%, 01/01/30(b)(d)                         A-1+   VMIG-1    $   675   $   675,000
--------------------------------------------------------------------------------------
Hampton (City of); Unlimited Tax Series 1995
  GO
  6.00%, 01/15/05(e)(f)                          NRR      NRR        200       211,785
======================================================================================
                                                                               886,785
======================================================================================

WASHINGTON-2.43%

Issaquah (City of); Refunding Water Series
  2003 RB
  2.00%, 12/01/04(b)                              --      Aaa        200       200,990
--------------------------------------------------------------------------------------
King (County of) School District No.409
  (Tahoma); Refunding Unlimited Tax Series
  2004 GO
  2.00%, 12/01/04(b)                              --      Aaa        300       301,839
--------------------------------------------------------------------------------------
Snohomish (County of) Public Utility District
  No. 001; Refunding Water Series 2002 RB
  2.70%, 12/01/04(b)                             AAA      Aaa        100       101,025
--------------------------------------------------------------------------------------
Snohomish (County of); Limited Tax Series
  1995 GO
  5.75%, 12/01/04(e)(f)                          AAA      Aaa        150       154,617
--------------------------------------------------------------------------------------
Tacoma (City of) Metropolitan Park District;
  Unlimited Tax Series 2003 A GO
  2.00%, 12/01/04(b)                             AAA      Aaa        350       352,010
--------------------------------------------------------------------------------------
University of Washington Housing & Dining
  System; Refunding Series 2004 RB
  2.00%, 12/01/04(b)                             AAA      Aaa        215       216,253
--------------------------------------------------------------------------------------
Washington (State of); Refunding Motor
  Vehicle Fuel Unlimited Tax Series 2001 R-B
  GO
  5.00%, 09/01/04(b)                             AAA      Aaa        600       609,711
--------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No.2); Refunding
  Series 1994 A RB
  4.80%, 07/01/04(b)                             AAA      Aaa        390       393,472
======================================================================================
                                                                             2,329,917
======================================================================================

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------


WISCONSIN-1.08%

Germantown (City of) School District;
  Refunding Unlimited Tax Series 2004 GO
  2.00%, 04/01/04(b)                              --      Aaa    $   115   $   115,000
--------------------------------------------------------------------------------------
Sun Prairie (City of) Area School District;
  Refunding Unlimited Tax Series 2004 A GO
  2.00%, 03/01/05(b)                              --      Aaa        150       151,087
--------------------------------------------------------------------------------------
West Bend (City of); Promissory Notes
  Unlimited Tax Series 2004 GO
  2.00%, 03/01/05(b)                              --      Aaa        190       191,412
--------------------------------------------------------------------------------------
Wisconsin (State of); Refunding Unlimited Tax
  3rd Series 2003 GO
  1.25%, 11/01/04                                AA-      Aa3        375       375,000
--------------------------------------------------------------------------------------
Wisconsin Heights School District; Unlimited
  Tax Series 1994 GO
  5.30%, 04/01/04(e)(f)                          AAA      Aaa        200       200,000
======================================================================================
                                                                             1,032,499
======================================================================================
TOTAL INVESTMENTS-100.08% (Cost
  $95,793,586)(k)                                                           95,793,586
======================================================================================
OTHER ASSETS LESS LIABILITIES-(0.08%)                                          (77,942)
======================================================================================
NET ASSETS-100.00%                                                         $95,715,644
______________________________________________________________________________________
======================================================================================

Investment Abbreviations:

CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
Ctfs. - Certificates
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
LOC   - Letter of Credit
NRR   - Not Re-Rated
PCR   - Pollution Control Revenue Bonds
RAN   - Revenue Anticipation Notes
RB    - Revenue Bonds
RN    - Revenue Notes
Sub.  - Subordinate
TRAN  - Tax and Revenue Anticipation Notes
VRD   - Variable Rate Demand
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service., Inc. ("Moody's"), except as indicated in note (h) below. NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Auditors.
(b) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(c) Principal and interest payments are guaranteed by the letter of credit agreement.
(d) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined weekly. Rate shown is the rate in effect on 03/31/04.
(e) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined monthly. Rate shown is the rate in effect on 03/31/04.
(h) Unrated; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines for the determination of quality adopted by the Board of Trustees and followed by the investment advisor.
(i) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 03/31/04 represented 3.13% of the Fund's net assets. This security is not considered to be illiquid.
(j) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined semi-annually. Rate shown is the rate in effect on 03/31/04.
(k) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

ASSETS:

Investments, at market value (cost
  $95,793,586)                                  $95,793,586
-----------------------------------------------------------
Cash                                                  6,617
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  209,375
-----------------------------------------------------------
  Interest                                          388,991
-----------------------------------------------------------
  Amount due from advisor                            13,053
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   60,839
-----------------------------------------------------------
Other assets                                         35,341
===========================================================
    Total assets                                 96,507,802
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             518,193
-----------------------------------------------------------
  Fund shares reacquired                            165,795
-----------------------------------------------------------
  Dividends                                           5,582
-----------------------------------------------------------
  Deferred compensation and retirement plans         65,046
-----------------------------------------------------------
Accrued distribution fees                             6,078
-----------------------------------------------------------
Accrued transfer agent fees                          12,538
-----------------------------------------------------------
Accrued operating expenses                           18,926
===========================================================
    Total liabilities                               792,158
===========================================================
Net assets applicable to shares outstanding     $95,715,644
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $95,694,112
-----------------------------------------------------------
Undistributed net investment income                  21,532
===========================================================
                                                $95,715,644
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $75,546,941
===========================================================
Investor Class                                  $20,168,703
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          75,539,635
___________________________________________________________
===========================================================
Investor Class                                   20,193,633
___________________________________________________________
===========================================================
Net asset value, offering and redemption price
  per share for each class                      $      1.00
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 992,762
=======================================================================

EXPENSES:

Advisory fees                                                   300,788
-----------------------------------------------------------------------
Administrative services fees                                     50,000
-----------------------------------------------------------------------
Custodian fees                                                    5,615
-----------------------------------------------------------------------
Distribution fees -- Class A                                    192,099
-----------------------------------------------------------------------
Transfer agent fees                                              57,159
-----------------------------------------------------------------------
Trustees' fees                                                   11,666
-----------------------------------------------------------------------
Registration and filing fees                                     64,591
-----------------------------------------------------------------------
Professional fees                                                54,774
-----------------------------------------------------------------------
Other                                                            22,959
=======================================================================
    Total expenses                                              759,651
=======================================================================
Less: Fees waived and expense offset arrangements              (116,224)
-----------------------------------------------------------------------
    Net expenses                                                643,427
=======================================================================
Net investment income                                           349,335
=======================================================================
Net increase in net assets resulting from operations          $ 349,335
_______________________________________________________________________
=======================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   349,335    $   461,278
========================================================================================
    Net increase in net assets resulting from operations          349,335        461,278
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (306,807)      (461,278)
----------------------------------------------------------------------------------------
  Investor Class                                                  (42,557)            --
========================================================================================
    Decrease in net assets resulting from distributions          (349,364)      (461,278)
========================================================================================
Share transactions-net:
  Class A                                                       9,205,234     11,346,083
----------------------------------------------------------------------------------------
  Investor Class                                               20,168,381             --
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              29,373,615     11,346,083
========================================================================================
    Net increase in net assets                                 29,373,586     11,346,083
========================================================================================

NET ASSETS:

  Beginning of year                                            66,342,058     54,995,975
========================================================================================
  End of year (including undistributed net investment income
    of $21,532 and $26,143 for 2004 and 2003, respectively)   $95,715,644    $66,342,058
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity.

    Under the Trusts's organizational documents, the Fund's officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets. The Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A and Investor Class shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.77% and 0.67%, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-today operations), as defined in the Financial Accounting Standards Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through November 3, 2004. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2004, AISI retained $38,861 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets of Class A and Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A and Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has contractually agreed to waive 0.15% of the Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended March 31, 2004, the Class A shares paid $76,840 after AIM Distributors waived plan fees of $115,259.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended March 31, 2004, AIM Distributors retained $962 in front-end sales commissions from the sale of Class A shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions. For the year ended March 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $965 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $965.
NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended March 31, 2004, the Fund paid legal fees of $3,498 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extend that the loan is required to be secured by collateral, the collateral is marked daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended March 31, 2004.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

                                          2004        2003
------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary income -- taxable              $     --    $ 28,586
------------------------------------------------------------
Ordinary income -- tax exempt            349,364     432,692
============================================================

Total distributions                     $349,364    $461,278
____________________________________________________________
============================================================


TAX COMPONENTS OF NET ASSETS:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                   $    77,398
-----------------------------------------------------------
Temporary book/tax differences                      (55,866)
-----------------------------------------------------------
Shares of beneficial interest                    95,694,112
===========================================================
Total net assets                                $95,715,644
___________________________________________________________
===========================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expenses related to the plan of reorganization, on March 31, 2004, undistributed net investment income was decreased by $4,582 and shares of beneficial interest increased by $4,582. This reclassification had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class A shares and Investor Class shares. Class A and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              -----------------------------    ---------------------------
                                                                 SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      113,505,979    $ 113,505,979     92,849,952    $ 92,849,952
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                               17,037,545       17,037,545             --              --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          238,643          238,643        410,319         410,319
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                   40,055           40,055             --              --
==========================================================================================================================
Issued in connection with acquisitions:**
  Investor Class*                                               22,988,184       22,962,932             --              --
==========================================================================================================================
Reacquired:
  Class A                                                     (104,539,388)    (104,539,388)   (81,914,188)    (81,914,188)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              (19,872,151)     (19,872,151)            --              --
==========================================================================================================================
                                                                29,398,867    $  29,373,615     11,346,083    $ 11,346,083
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Investor Class shares commenced sales on September 30, 2003.
** As of the opening of business on November 03, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Money Fund pursuant to a plan of reorganization approved by INVESCO Tax-Free Money Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 22,988,184 shares of the Fund for 22,988,184 shares of INVESCO Tax-Free Money Fund outstanding as of the close of business October 31, 2003. INVESCO Tax-Free Money Fund net assets at that date of $22,962,932, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $82,488,165.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------
                                                               2004          2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
--------------------------------------------------------------------------------------------------------------------
Net investment income                                           0.004          0.01       0.02       0.04       0.03
--------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                      (0.004)        (0.01)     (0.02)     (0.04)     (0.03)
====================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                  0.41%         0.77%      1.84%      3.76%      3.05%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,547       $66,342    $54,996    $63,480    $60,440
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.76%(b)      0.79%      0.79%      0.76%      0.80%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.91%(b)      0.94%      0.94%      0.91%      0.95%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of net investment income to average net assets             0.40%(b)      0.76%      1.85%      3.68%      2.99%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $76,839,432.


                                                                    INVESTOR CLASS
                                                                ----------------------
                                                                SEPTEMBER 30, 2003
                                                                (DATE SALES COMMENCED)
                                                                TO MARCH 31, 2004
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00
--------------------------------------------------------------------------------------
Net investment income                                                    0.002
--------------------------------------------------------------------------------------
Less dividends from net investment income                               (0.002)
======================================================================================
Net asset value, end of period                                         $  1.00
______________________________________________________________________________________
======================================================================================
Total return(a)                                                           0.23%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $20,169
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets                                   0.67%(b)
______________________________________________________________________________________
======================================================================================
Ratio of net investment income to average net assets                      0.49%(b)
______________________________________________________________________________________
======================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $18,200,225.

NOTE 10--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

  Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

  Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended March 31, 2004, AMVESCAP has assumed $15,478 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

  Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Tax-Exempt Cash Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
May 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Tax-Exempt Cash Fund, an investment portfolio of AIM Tax-Exempt Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  106,909,944        465,963
      Frank S. Bayley..............................  106,916,840        459,067
      James T. Bunch...............................  106,923,423        452,484
      Bruce L. Crockett............................  106,922,853        453,054
      Albert R. Dowden.............................  106,918,120        457,787
      Edward K. Dunn, Jr...........................  106,917,764        458,143
      Jack M. Fields...............................  106,911,143        464,764
      Carl Frischling..............................  106,908,116        467,791
      Robert H. Graham.............................  106,922,853        453,054
      Gerald J. Lewis..............................  106,906,715        469,192
      Prema Mathai-Davis...........................  106,917,630        458,277
      Lewis F. Pennock.............................  106,918,783        457,124
      Ruth H. Quigley..............................  106,907,470        468,437
      Louis S. Sklar...............................  106,917,893        458,014
      Larry Soll, Ph.D.............................  106,914,215        461,692
      Mark H. Williamson...........................  106,923,423        452,484

* Proposal required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of April 30, 2004

The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of April 30, 2004

The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Vice President,
  Officer                                              A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   100 Church Street
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          New York, NY 10286-0001
Philadelphia, PA 19103-7599     New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2004.

AIM Tax-Exempt Cash Fund paid ordinary dividends in the amount of $0.0041 per Class A share and $0.0023 per Investor Class share during its tax year ended March 31, 2004. Of this amount, 100.00% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the Statement of Tax-Exempt Income.

      DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                   FIXED INCOME
AIM Aggressive Growth Fund             AIM Asia Pacific Growth Fund               TAXABLE
AIM Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Balanced Fund*               AIM European Growth Fund                   AIM Floating Rate Fund
AIM Basic Value Fund                   AIM European Small Company Fund            AIM High Yield Fund
AIM Blue Chip Fund                     AIM Global Aggressive Growth Fund          AIM Income Fund
AIM Capital Development Fund           AIM Global Equity Fund(5)                  AIM Intermediate Government Fund
AIM Charter Fund                       AIM Global Growth Fund                     AIM Limited Maturity Treasury Fund
AIM Constellation Fund                 AIM Global Value Fund(6)                   AIM Money Market Fund
AIM Dent Demographic Trends Fund       AIM International Emerging Growth Fund     AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)       AIM International Growth Fund              AIM Total Return Bond Fund
AIM Emerging Growth Fund               AIM Trimark Fund                           INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund         INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                         TAX-FREE
AIM Libra Fund                                     SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                      AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)        AIM Global Health Care Fund                AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                AIM Real Estate Fund                       AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund               INVESCO Advantage Health Sciences Fund     AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund              INVESCO Energy Fund
AIM Opportunities III Fund             INVESCO Financial Services Fund            AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                 INVESCO Health Sciences Fund               AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(3)           INVESCO Leisure Fund                       AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(4)           INVESCO Multi-Sector Fund                  AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund              INVESCO Technology Fund
AIM Trimark Small Companies Fund       INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

    A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.


CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

Mutual   Retirement   Annuities   College   Separately     Offshore   Alternative    Cash
Funds    Products                 Savings   Managed        Products   Investments    Management
                                  Plans     Accounts


                             [AIM Investments Logo]
                                --Servicemark--

                          [Your goals. Our solutions.]
                            --Registered Trademark--


AIMINVESTMENTS.COM                                                      TEC-AR-1

                                  [COVER IMAGE]

                         AIM TAX-FREE INTERMEDIATE FUND

                                 MARCH 31, 2004

                        ANNUAL REPORT TO SHAREHOLDERS

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

                       [AIM INVESTMENTS LOGO APPEARS HERE]
                                 --Servicemark--

AIM TAX-FREE INTERMEDIATE FUND SEEKS TO GENERATE AS HIGH A LEVEL OF TAX-EXEMPT INCOME AS IS CONSISTENT WITH PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented is as of 3/31/04 and is based on total net assets.

ABOUT INDEXES USED IN THIS REPORT           o   A direct investment cannot be made in         A description of the policies and
                                                an index. Unless otherwise indicated,         procedures that the fund uses to
o   The unmanaged Lehman Municipal              index results include reinvested              determine how to vote proxies
    Bond Index, which represents the            dividends, and they do not reflect sales      relating to portfolio securities is
    performance of investment-grade             charges. Performance of an index of           available without charge, upon
    municipal bonds, is compiled by             funds reflects fund expenses;                 request, by calling 800-959-4246,
    Lehman Brothers, a well-known               performance of a market index does not.       or on the AIM Web site,
    global investment bank.                                                                   AIMinvestments.com.
                                            OTHER INFORMATION
o   The unmanaged Lipper Intermediate
    Municipal Debt Fund Index               o   The average credit quality of the
    represents an average of the 30             fund's holdings as of the close of
    largest intermediate-term                   the reporting period represents the
    municipal-bond funds tracked by             weighted average quality rating of
    Lipper, Inc., an independent mutual         the securities in the portfolio as
    fund performance monitor.                   assigned by Nationally Recognized
                                                Statistical Rating Organizations
o   The Merrill Lynch 3-7 Year Municipal        based on assessment of the credit
    Index is a domestic bond index that         quality of the individual
    holds investment-grade municipal            securities.
    bonds with maturities that range
    between three and seven years.          o   While a bond fund can play an
                                                important role in helping stabilize a
o   The unmanaged Standard & Poor's             diversified portfolio, a bond fund is
    Composite Index of 500 Stocks (the          not risk free. Return of principal is
    S&P 500--Registered Trademark--             not guaranteed because of fluctuation in
    Index) is an index of common stocks         the net asset value of the fund. A bond
    frequently used as a general                fund has the same interest rate,
    measure of U.S. stock market                inflation and credit risks as the
    performance.                                underlying bonds owned by the fund.
                                                Finally, in contrast to owning
o   The fund is not managed to track            individual bonds, there are ongoing fees
    the performance of any particular           and expenses associated with owning
    index, including the indexes                shares of a bond fund.
    defined here, and consequently, the
    performance of the fund may deviate
    significantly from the performance
    of the indexes.


THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.

NOT FDIC INSURED -- MAY LOSE VALUE -- NO BANK GUARANTEE

AIMinvestments.com

TO OUR SHAREHOLDERS

[PHOTO OF           Dear Fellow Shareholder in The AIM Family of Funds
ROBERT H.           --Registered Trademark--:
GRAHAM]
                    Despite a pause during the final month of the fiscal year ended March 31, 2004, the major stock market indexes here and abroad delivered positive performance for the year.
                    Within those indexes, however, there was broad variation in returns. Take the S&P 500--Registered Trademark-- Index, for example. The materials sector of that index, its best performer, returned 46.28%. Health care, its worst-performing sector, returned 13.08%. As is historically the case, bond market returns were more modest, but positive as well.

                    The U.S. economy appears to have turned a corner, with solid growth in gross domestic product (GDP) throughout the fiscal year and the first estimate of GDP growth for the first quarter of 2004 coming in at an annualized rate of 4.2%. Overseas, economic performance picked up during the second half of 2003, and early in 2004 the International Monetary Fund observed that an economic recovery appeared to be taking hold in all regions, most strongly in emerging Asia.

     Investors in the United States seem to have regained their confidence. They added $15.84 billion to U.S. stock mutual funds in March 2004 and $7.66 billion to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered $10.86 billion in net outflows during the month. As the fiscal year closed, total mutual fund assets stood at $7.63 trillion.

     The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking we will see a rerun of the markets' good performance during the year covered by this report. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

     What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

     For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

     The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations that address such important issues as market timing and late trading. Along with the Investment Company Institute, the industry trade group, we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

     Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

     As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ROBERT H. GRAHAM
Robert H. Graham
Chairman and President
April 25, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MANAGERS ADJUST FUND HOLDINGS IN                                                               The Bond Market Association reported
FACE OF ECONOMIC RECOVERY                                                                  that municipal issuance was a record
                                                                                           $452 billion in calendar year 2003, up
For the fiscal year ended March 31,         during the second, third, and fourth           from $430 billion in 2002. Continuing
2004, AIM Tax-Free Intermediate Fund        quarters of 2003; the initial estimate         fiscal pressures and the resulting
provided current income, exempt from        for the first quarter of 2004 was 4.2%.        demand for debt financing from the
federal income taxes, positive total                                                       financial markets helped account for
return, and preservation of capital.            In late June 2003, the Federal             this record-setting issuance. New issue
Just as important, the fund offered         Reserve (the Fed) reduced the federal          volume peaked in the second quarter of
relative safety during a period of          funds target rate from 1.25% to 1.00%,         2003 and then declined in the third and
economic and political uncertainty.         saying that it favored a more expansive        fourth quarters. The slower issuance
                                            monetary policy because the economy had        volume during the second half of the
    We were particularly pleased that       not exhibited sustainable growth. In           year stemmed from decreased refunding
during a year in which many funds were      October, the Fed reported that economic        activity, as rising municipal yields
forced to reduce their dividends, the       expansion had increased and consumer           eroded the viability of
dividend of AIM Tax-Free Intermediate       spending was generally stronger,               savings-motivated refunding
Fund remained constant.                     although the job market remained weak.         transactions.
                                            By March, the Fed reported that economic
    As of March 31, 2004, the 30-day        activity expanded in January and               YOUR FUND
distribution rate was 4.01% for Class A     February; that consumer spending rose in
shares and 3.70% for Class A3 shares--or    most areas; that commercial real estate        During the year, we continued to invest
6.17% and 5.69%, respectively, on a         markets remained soft but that demand          the bulk of the fund's net assets in
tax-equivalent basis. Additional            for housing remained strong; and that          revenue bonds--especially those that
information about fund performance for      employment continued to grow slowly.           fund essential, rather than
the year covered by this report appears                                                    discretionary, projects. Revenue bonds
on page 3.                                      The year was characterized by an           are issued to finance public works
                                            unusually high level of volatility,            projects, and the bonds are supported
MARKET CONDITIONS                           particularly on the shorter end of the         directly by the revenue generated by
                                            yield curve. Disenchanted with minimal         those projects. General obligation
The economy and the stock market showed     returns from money market funds, some          bonds, by comparison, are backed by the
signs of health for the year ended          investors viewed short-term bond funds         ability of their issuers to collect
March 31, 2004. U.S. gross domestic         as a higher-yielding alternative. Their        taxes sufficient to service their
product, the broadest measure of            on-again, off-again investment decisions       outstanding debt--the so-called "full
economic activity, expanded at an           brought added volatility to bond markets.      faith and credit" clause. We generally
annualized rate of 3.1%, 8.2%, and 4.1%                                                    find revenue bonds more appealing, since
                                                                                           even during economic downturns the
                                                                                           practical need for many basic public

================================================================================

TOP FIVE HOLDINGS                                                                             RATINGS OF PORTFOLIO HOLDINGS

                                                                        % OF
ISSUER                                      COUPON     MATURITY      NET ASSETS                       [PIE CHART]
------                                      ------     --------      ----------
1. District of Columbia                      5.50%       6/1/09          3.5                  AA                       19.4%
                                                                                              A                         5.3%
2. New Jersey (State of) Transportation                                                       Not Rated/Other           1.0%
    Trust Fund Authority                     5.50       6/15/10          1.9                  AAA                      74.3%

3. Chicago (City of)                         6.50       12/1/08          1.9

4. Energy Northwest                          5.50        7/1/11          1.8

5. Harris (County of) Health Facilities,
   Development Corp.                         5.50        6/1/09          1.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


================================================================================

works projects (water and sewer             10 years or longer, which inherently           [PHOTO OF           RICHARD A. BERRY
improvements, for example) remains          have a greater potential to lose value         RICHARD A.          Mr. Berry, Chartered
relatively consistent. Governments often    should interest rates begin to rise. And       BERRY]              Financial Analyst,
find it difficult to raise taxes during     while we maintained an average credit                              is co-manager of AIM
times of economic weakness, and it is       quality of AA+, nearly nine percent of                             Tax-Free Intermediate
those tax revenues that support general     funds in our Lipper category had average                           Fund. He joined AIM
obligation bonds.                           credit qualities of BBB or lower.                                  in 1987 and has been
                                                                                                               in the investment
    In an effort to gradually reduce the        The fund's 4.01% 30-day distribution                           industry
fund's weighted average maturity, we        rate at the close of the fiscal year was       since 1968. Mr. Berry has been president
sold the fund's lower-yielding,             attractive when compared to the average        and director of the Dallas Association
longer-maturity bonds. While the            3.30% 30-day distribution rate of the          of Investment Analysts and chairman of
stability of the fund's net asset value     funds in its Lipper group.                     the board of regents of the Financial
(NAV) can never be guaranteed, we                                                          Analysts Seminar. He received both a
believed that reducing the fund's           IN CLOSING                                     B.B.A. and an M.B.A. from Texas
weighted average maturity would help                                                       Christian University.
reduce the volatility of the fund's NAV.    During the fiscal year covered by this
No one can predict with certainty future    report, we were pleased to be able to
interest rate changes, but we considered    provide investors with as high a level         [PHOTO OF           STEPHEN D. TURMAN
it prudent to gradually shorten the         of tax-exempt income as was consistent         STEPHEN D.          Mr. Turman,
fund's duration in the face of an           with the preservation of capital. We did       TURMAN]             Chartered Financial
anticipated economic recovery.              so by investing in high-quality,                                   Analyst, is
                                            intermediate-term municipal securities                             co-manager of AIM
    While the fund's total return lagged    having a maturity of 10 1/2 years or                               Tax-Free
that of the Lipper Intermediate             less. We were particularly pleased that                            Intermediate Fund.
Municipal Debt Fund Index for the year      during a year in which many funds were                             He has been in the
covered by this report, we believe the      forced to reduce their dividends, the                              investment industry
fund offered some significant advantages    dividend of AIM Tax-Free Intermediate                              since 1983
for safety- and tax-conscious investors.    Fund remained constant.                        and joined AIM in 1985. Mr. Turman
First, the fund held no bonds subject to                                                   received a B.B.A. in finance from The
the alternative minimum tax (AMT); nine           See important fund and index             University of Texas at Arlington.
percent of funds in our Lipper category        disclosures inside front cover.
held AMT bonds. As a true                                                                  Assisted by the Municipal Bond Team
intermediate-term fund, our portfolio
included no bonds with maturities of                                                               [RIGHT ARROW GRAPHIC]
over 10 1/2 years; 22% of funds in our
Lipper category held bonds with                                                            For a presentation of your fund's
maturities of                                                                              long-term performance record, please
                                                                                           turn the page.

================================================================================

FUND PROVIDES CURRENT INCOME                                                             FUND VS. INDEXES

                  30-Day         Taxable Equivalent                                      TOTAL RETURNS 3/31/03-3/31/04, EXCLUDING
                  Distribution   30-Day Distribution   30-Day      Taxable Equivalent    APPLICABLE FRONT-END OR CONTINGENT
                  Rate           Rate                  Sec Yield   30-Day Yield          DEFERRED SALES CHARGES. IF SALES CHARGES
                  ------------   -------------------   ---------   ------------------    WERE INCLUDED, RETURNS WOULD BE LOWER.
Class A Shares        4.01%               6.17%          1.82%            2.80%
Class A3 Shares       3.70                5.69           1.49             2.29           Class A Shares                     4.04%

Taxable equivalent calculations assume the highest federal income tax rate in            Class A3 Shares                    3.67
effect on March 31, 2004--35%. Income may be subject to state and local taxes.
                                                                                         Lehman Municipal Bond Index        5.86
    The fund's 30-day distribution rate     Commission. The formula is based on the
reflects its most recent monthly            portfolio's potential earnings from          Merrill Lynch 3-7 Year
dividend distribution multiplied by 12      dividends, interest and                      Municipal Index                    4.56
and divided by the most recent month-end    yield-to-maturity or yield-to-call of
maximum offering price. The                 the bonds in the portfolio, net of all       Lipper Intermediate Municipal
taxable-equivalent 30-day distribution      expenses, calculated at maximum offering     Debt Fund Index                    4.54
rate is calculated in the same manner as    price, and annualized. The
the 30-day distribution rate, with an       taxable-equivalent 30-day yield is           Source: Lipper, Inc.
adjustment for a stated, assumed tax        calculated in the same manner as the
rate.                                       30-day SEC yield, with an adjustment for     TOTAL NUMBER OF HOLDINGS *          254
                                            a stated, assumed tax rate.
    The 30-day SEC yield is calculated                                                   AVERAGE QUALITY RATING              AA+
using a formula defined by the
Securities and Exchange                                                                  WEIGHTED AVERAGE MATURITY     4.7 YEARS

                                                                                         AVERAGE DURATION              3.8 YEARS

                                                                                         TOTAL NET ASSETS         $492.2 MILLION

================================================================================
                                       3

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

                                            ======================================================================================
                                            RESULTS OF A $10,000 INVESTMENT
                                            3/31/94-3/31/04

                                                                              [MOUNTAIN CHART]
Past performance cannot guarantee
comparable future results.                                AIM TAX-FREE        LIPPER INTERMEDIATE   LEHMAN        MERRILL LYNCH
                                                          INTERMEDIATE FUND   MUNICIPAL DEBT        MUNICIPAL     3-7 YEAR
    Your fund's total return includes       DATE          CLASS A SHARES      FUND INDEX            BOND INDEX    MUNICIPAL INDEX
reinvested dividends, applicable sales      -----------   -----------------   -------------------   ----------    ---------------
charges, fund expenses, and management      3/31/1994                  9900                 10000        10000              10000
fees. Index results include reinvested      6/30/1994                 10003                 10092        10110              10139
dividends, but they do not reflect sales    9/30/1994                 10068                 10152        10180              10250
charges, fund expenses, or management       12/31/1994                10014                 10038        10034              10181
fees. Performance shown in the chart and    3/31/1995                 10411                 10538        10743              10527
table does not reflect deduction of         6/30/1995                 10618                 10775        11002              10848
taxes a shareholder would pay on fund       9/30/1995                 10823                 11033        11318              11033
distributions or sale of fund shares.       12/31/1995                11037                 11329        11785              11265
Performance of the indexes does not         3/31/1996                 11041                 11267        11644              11281
reflect the effects of taxes.               6/30/1996                 11107                 11317        11733              11318
                                            9/30/1996                 11261                 11525        12001              11519
    In evaluating this chart, please        12/31/1996                11458                 11779        12307              11746
note that the chart uses a logarithmic      3/31/1997                 11518                 11776        12278              11735
scale along the vertical axis (the value    6/30/1997                 11796                 12088        12701              12037
scale). This means that each scale          9/30/1997                 12054                 12384        13084              12290
increment always represents the same        12/31/1997                12288                 12651        13439              12507
percent change in price; in a linear        3/31/1998                 12414                 12772        13593              12640
chart each scale increment always           6/30/1998                 12542                 12928        13800              12784
represents the same absolute change in      9/30/1998                 12866                 13286        14224              13136
price. In this example, the scale           12/31/1998                12963                 13362        14309              13251
increment between $5,000 and $10,000 is     3/31/1999                 13071                 13436        14436              13371
the same as that between $10,000 and        6/30/1999                 12909                 13211        14181              13211
$20,000. In a linear chart, the latter      9/30/1999                 12995                 13220        14125              13321
scale increment would be twice as large.    12/31/1999                12975                 13178        14015              13338
The benefit of using a logarithmic scale    3/31/2000                 13161                 13411        14425              13497
is that it better illustrates               6/30/2000                 13326                 13573        14643              13724
performance during the fund's early         9/30/2000                 13617                 13857        14997              14005
years before reinvested distributions       12/31/2000                14038                 14321        15653              14438
and compounding create the potential for    3/31/2001                 14362                 14645        16000              14845
the original investment to grow to very     6/30/2001                 14454                 14753        16104              15002
large numbers. Had the chart used a         9/30/2001                 14828                 15136        16556              15402
linear scale along its vertical axis,       12/31/2001                14667                 15008        16455              15301
you would not be able to see as clearly     3/31/2002                 14792                 15117        16610              15364
the movements in the value of the fund      6/30/2002                 15404                 15652        17218              16042
and the indexes during the fund's early     9/30/2002                 16017                 16258        18035              16663
years. We use a logarithmic scale in        12/31/2002                16078                 16261        18035              16847
financial reports of funds that have        3/31/2003                 16253                 16422        18252              17014
more than five years of performance         6/30/2003                 16613                 16784        18723              17362
history.                                    9/30/2003                 16671                 16818        18738              17518
                                            12/31/2003                16755                 16971        18994              17557
                                            3/31/2004                 16904                 17167        19322              17790

                                           Source: Lipper, Inc.
                                           ======================================================================================

=======================================
AVERAGE ANNUAL TOTAL RETURNS               The inception date of Class A3 shares is      and principal value will fluctuate so
                                           10/31/02. Returns prior to that date are      that you may have a gain or loss when
As of 3/31/04, including applicable        hypothetical results based on returns of      you sell shares.
sales charges                              Class A shares for the stated period at
                                           net asset value, adjusted to reflect              Class A share performance reflects
CLASS A SHARES                             Class A3 12b-1 fees.                          the maximum 1.00% sales charge. Class A
 Inception (5/11/87)          5.97%                                                      shares were closed to new investors
  10 Years                    5.39             The performance data quoted               effective 10/30/02. Class A3 shares do
   5 Years                    5.07         represent past performance and cannot         not have a front-end or a contingent
   1 Year                     2.98         guarantee comparable future results;          deferred sales charge; therefore,
                                           current performance may be lower or           performance quoted is at net asset
CLASS A3 SHARES                            higher. Please visit AIMinvestments.com       value. The performance of the fund's
  10 Years                    5.12%        for the most recent month-end                 share classes will differ due to
   5 Years                    4.89         performance. Performance figures reflect      different sales charge structures and
   1 Year                     3.67         reinvested distributions, changes in net      class expenses.
                                           asset value and the effect of the
=======================================    maximum applicable sales charge unless            Had the advisor not waived fees
                                           otherwise stated. Investment return           and/or reimbursed expenses in the past,
                                                                                         performance would have been lower.

                                                                                         [ARROW
                                                                                         BUTTON     For More Information Visit
                                                                                         IMAGE]        AIMinvestments.com

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2004


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.10%

ALABAMA-1.82%

Alabama (State of) Special
  Care Facilities Financing
  Authority (Birmingham
  Charity Obligated Group);
  Hospital Series 1997 D RB
  4.95%, 11/01/07(b)(c)        NRR     Aaa    $  740   $    797,661
-------------------------------------------------------------------
Birmingham (City of);
  Refunding Unlimited Tax
  Series 2001 B GO Wts.
  5.25%, 07/01/10(d)           AAA     Aaa     1,950      2,218,066
-------------------------------------------------------------------
Jefferson (County of);
  School Limited Tax Series
  2000 GO Wts.
  5.05%, 02/15/09(d)           AAA     Aaa     1,000      1,117,470
-------------------------------------------------------------------
  Unlimited Tax Series 2001
  A GO Wts.
  5.00%, 04/01/10(d)           AAA     Aaa     2,925      3,272,402
-------------------------------------------------------------------
Lauderdale (County of) &
  Florence (City of) Health
  Care Authority (Coffee
  Health Group Project);
  Series 1999 A RB
  5.00%, 07/01/07(d)           AAA     Aaa     1,000      1,094,590
-------------------------------------------------------------------
  Series 2000 A RB
  5.50%, 07/01/08(d)           AAA     Aaa       385        433,976
===================================================================
                                                          8,934,165
===================================================================

ALASKA-0.72%

Alaska (State of) Housing
  Finance Corp.; Mortgage
  Series 1997 A-1 RB
  4.90%, 12/01/07(d)           AAA     Aaa       380        400,224
-------------------------------------------------------------------
Anchorage (City of);
  Correctional Facilities
  Lease Series 2000 RB
  5.13%, 02/01/09(d)           AAA     Aaa     1,000      1,119,000
-------------------------------------------------------------------
  Unlimited Tax Series 1994
  GO
  5.50%, 07/01/04(b)(c)        AAA     Aaa     1,950      2,010,235
===================================================================
                                                          3,529,459
===================================================================

AMERICAN SAMOA-0.61%

American Samoa (Territory
  of); Refunding Unlimited
  Tax Series 2000 GO
  6.00%, 09/01/06(d)            A      --      1,585      1,715,239
-------------------------------------------------------------------
  6.00%, 09/01/07(d)            A      --      1,150      1,282,974
===================================================================
                                                          2,998,213
===================================================================

ARIZONA-2.18%

Arizona (State of)
  Transportation Board;
  Refunding Highway Sub.
  Series 1993 A RB
  6.00%, 07/01/08              AA      Aa2       800        924,120
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------

ARIZONA-(CONTINUED)

Maricopa (County of)
  Elementary School District
  #40 (Glendale Project of
  2003); Unlimited Tax
  Series 2004 A GO
  2.00%, 07/01/06(d)           AAA     --     $1,250   $  1,263,700
-------------------------------------------------------------------
Maricopa (County of) Unified
  School District #11
  (Peoria Project of 1991);
  Unlimited Tax Series 1995
  GO
  5.50%, 07/01/05(b)(c)        AAA     Aaa     1,365      1,453,548
-------------------------------------------------------------------
Maricopa (County of) Unified
  School District #4 (Mesa
  Project of 1995);
  Unlimited Tax Series 1998
  E GO
  5.00%, 07/01/09(d)           AAA     Aaa     1,900      2,092,261
-------------------------------------------------------------------
Navajo (County of) Unified
  School District #6
  (Heber-Overgaard);
  Unlimited Tax Series 1997
  A GO
  5.00%, 07/01/07(d)           AAA     Aaa       450        485,460
-------------------------------------------------------------------
Phoenix (City of) Civic
  Improvement Corp.;
  Refunding Wastewater
  System Jr. Lien Series
  2001 RB
  5.25%, 07/01/11(d)           AAA     Aaa     3,000      3,442,440
-------------------------------------------------------------------
Yuma (City of) Industrial
  Development Authority
  (Yuma Regional Medical
  Center); Refunding
  Hospital Series 1997 RB
  5.70%, 08/01/06(d)           AAA     Aaa     1,000      1,093,070
===================================================================
                                                         10,754,599
===================================================================

ARKANSAS-1.54%

Arkansas (State of)
  Development Finance
  Authority; Corrections
  Facilities Series 1996 RB
  6.25%, 10/01/06(d)           AAA     Aaa     1,800      2,003,418
-------------------------------------------------------------------
Fort Smith (City of); Sales
  & Use Tax Series 2001 A RB
  4.40%, 12/01/09              AA-     --      2,000      2,180,440
-------------------------------------------------------------------
Little Rock (City of) Health
  Facilities Board (Baptist
  Medical Center); Refunding
  Hospital Series 1991 RB
  6.70%, 11/01/04(d)           AAA     Aaa       375        386,197
-------------------------------------------------------------------
Little Rock (City of) School
  District; Limited Tax
  Series 2001 C GO
  5.00%, 02/01/10(d)           --      Aaa     1,695      1,896,891
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
ARKANSAS-(CONTINUED)

Sebastian (County of)
  Community Jr. College
  District; Refunding &
  Improvement Limited Tax
  Series 1997 GO
  5.20%, 04/01/07(b)           NRR     Aaa    $1,000   $  1,101,270
===================================================================
                                                          7,568,216
===================================================================

CALIFORNIA-0.11%

San Francisco (City & County
  of) Parking Authority;
  Parking Meter Series 1994
  RB
  6.75%, 06/01/05(d)           AAA     Aaa       500        532,281
===================================================================

COLORADO-0.68%

Boulder (County of) Open
  Space Capital Improvement
  Trust Fund; Series 1998 RB
  5.25%, 12/15/09              AA-     --      1,000      1,118,360
-------------------------------------------------------------------
Colorado (State of)
  Department of
  Transportation; Series
  2000 RAN
  6.00%, 06/15/06(d)           AAA     Aaa     1,000      1,096,760
-------------------------------------------------------------------
Northwest Parkway Public
  Highway Authority; Sr.
  Series 2001 A RB
  5.00%, 06/15/11(d)           AAA     Aaa     1,000      1,126,450
===================================================================
                                                          3,341,570
===================================================================

CONNECTICUT-0.68%

Connecticut (State of)
  Resource Recovery
  Authority (Bridgeport
  RESCO Co., L.P. Project);
  Refunding Series 1999 RB
  5.13%, 01/01/09(d)           AAA     Aaa     1,000      1,117,060
-------------------------------------------------------------------
New Haven (City of);
  Unlimited Tax Series 1997
  GO
  6.00%, 02/15/06(d)           AAA     Aaa     2,050      2,224,188
===================================================================
                                                          3,341,248
===================================================================

DELAWARE-0.44%

Delaware (State of) Economic
  Development Authority
  (Delmarva Power & Light
  Co.); Refunding Facilities
  Series 2000 C RB
  5.50%, 07/01/10(c)           BBB    Baa1     2,045      2,159,561
===================================================================

DISTRICT OF COLUMBIA-6.56%

District of Columbia
  (Abraham & Laura Lisner
  Home for Aged Women); VRD
  Series 1992 RB (LOC-Bank
  of America NT & SA)
  1.05%, 04/13/04(c)(e)(f)     --    VMIG-1    1,468      1,468,000
-------------------------------------------------------------------
District of Columbia
  (American Association for
  the Advancement of
  Science); Series 1997 RB
  5.00%, 01/01/05(d)           AAA     Aaa       800        823,424
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------
DISTRICT OF COLUMBIA-(CONTINUED)

District of Columbia
  (Gonzaga College High
  School); Series 1999 RB
  5.25%, 07/01/09(d)           AAA     Aaa    $  510   $    575,239
-------------------------------------------------------------------
District of Columbia
  (Medlantic Healthcare
  Group); Refunding Hospital
  Series 1993 A RB
  5.50%, 08/15/06(b)           AAA     Aaa       500        547,440
-------------------------------------------------------------------
  Series 1996 A RB
  6.00%, 08/15/06(b)           AAA     Aaa     1,550      1,714,997
-------------------------------------------------------------------
  Series 1997 A RB
  6.00%, 08/15/07(b)           AAA     Aaa       500        569,760
-------------------------------------------------------------------
District of Columbia;
  Refunding Unlimited Tax
  Series 1993 B-1 GO
  5.50%, 06/01/09(d)           AAA     Aaa     1,250      1,425,750
-------------------------------------------------------------------
  Series 1993 B-2 GO
  5.50%, 06/01/07(d)           AAA     Aaa     3,000      3,328,200
-------------------------------------------------------------------
  Series 1999 B GO
  5.50%, 06/01/10(d)           AAA     Aaa     1,415      1,624,420
-------------------------------------------------------------------
District of Columbia;
  Unlimited Tax Series 1999
  B GO
  5.50%, 06/01/09(b)           AAA     Aaa       950      1,091,977
-------------------------------------------------------------------
District of Columbia;
  Unrefunded Unlimited Tax
  Series 1999 B GO
  5.50%, 06/01/09(d)           AAA     Aaa    15,275     17,422,665
-------------------------------------------------------------------
Washington Convention Center
  Authority; Sr. Lien
  Dedicated Tax Series 1998
  RB
  5.25%, 10/01/09(d)           AAA     Aaa     1,500      1,682,775
===================================================================
                                                         32,274,647
===================================================================

FLORIDA-2.41%

Broward (County of)
  (Wheelabrator South
  Broward, Inc.); Refunding
  Resource Recovery Series
  2001 A RB
  5.00%, 12/01/07              AA-     A3      2,800      3,070,760
-------------------------------------------------------------------
  5.50%, 12/01/08              AA-     A3      1,700      1,911,616
-------------------------------------------------------------------
Florida (State of) Board of
  Education; Lottery Series
  2000 B RB
  5.75%, 07/01/10(d)           AAA     Aaa     1,000      1,170,870
-------------------------------------------------------------------
Palm Beach (County of)
  Airport System; Refunding
  Series 2001 RB
  5.50%, 10/01/09(d)           AAA     Aaa     1,000      1,150,760
-------------------------------------------------------------------
Palm Beach (County of) Solid
  Waste Authority; Refunding
  Series 1997 A RB
  5.50%, 10/01/06(d)           AAA     Aaa     3,000      3,279,720
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
FLORIDA-(CONTINUED)

Village Center Community
  Development District;
  Refunding Recreational
  Series 1998 A RB
  5.50%, 11/01/10(d)           AAA     Aaa    $1,105   $  1,286,540
===================================================================
                                                         11,870,266
===================================================================

GEORGIA-1.16%

Dalton (City of); Utilities
  Series 1999 RB
  5.75%, 01/01/10(d)           AAA     Aaa     1,015      1,176,761
-------------------------------------------------------------------
Fulton (County of)
  Development Authority
  (Georgia Tech Foundation
  Facilities Inc.); Series
  2002 A RB
  5.00%, 11/01/06              AA+     Aa1     1,500      1,628,790
-------------------------------------------------------------------
Georgia (State of);
  Unlimited Tax Series 1992
  B GO
  6.30%, 03/01/09              AAA     Aaa     1,425      1,684,322
-------------------------------------------------------------------
  6.30%, 03/01/10              AAA     Aaa     1,000      1,199,500
===================================================================
                                                          5,689,373
===================================================================

HAWAII-0.49%

Hawaii (State of); Unlimited
  Tax Series 1993 CA GO
  5.75%, 01/01/10(d)           AAA     Aa3     1,000      1,158,220
-------------------------------------------------------------------
Honolulu (City & County of);
  Unlimited Tax Series 1994
  B GO
  6.00%, 06/01/04(b)(c)        AAA     Aaa     1,230      1,251,992
===================================================================
                                                          2,410,212
===================================================================

IDAHO-0.04%

Idaho (State of) Housing
  Agency; Single Family
  Mortgage Sub. Series 1994
  D-1 RB (CEP-FHA, VA, FmHA)
  5.90%, 07/01/06              --      Aa2       170        176,729
===================================================================

ILLINOIS-8.50%

Chicago (City of) (Central
  Loop Redevelopment); Tax
  Increment Allocation Sub.
  Series 2000 A RB
  6.50%, 12/01/08(d)            A      --      8,000      9,155,440
-------------------------------------------------------------------
Chicago (City of); Limited
  Tax Series 1997 GO
  6.00%, 01/01/06(b)           AAA     Aaa       350        377,556
-------------------------------------------------------------------
Chicago (City of) Midway
  Airport; Series 1996 A RB
  5.30%, 01/01/08(d)           AAA     Aaa     1,000      1,090,780
-------------------------------------------------------------------
Chicago (City of) Park
  District; Refunding
  Unlimited Tax Series 1995
  GO
  6.00%, 01/01/07(d)           AAA     Aaa     2,000      2,221,740
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Chicago (City of) School
  Finance Authority (School
  Assistance); Refunding
  Unlimited Tax Series 2004
  A GO
  5.00%, 06/01/06(d)           --      Aaa    $1,500   $  1,609,590
-------------------------------------------------------------------
Chicago (City of) Unrefunded
  Limited Tax Series 1997 GO
  6.00%, 01/01/06(d)           AAA     Aaa       150        161,837
-------------------------------------------------------------------
Cook & Will (Counties of)
  School District #194;
  Limited Tax
  Series 2004 GO
  1.50%, 12/01/04(d)           AAA     Aaa       570        571,853
-------------------------------------------------------------------
  1.50%, 12/01/05(d)           AAA     Aaa       620        621,922
-------------------------------------------------------------------
  1.75%, 12/01/06(d)           AAA     Aaa       630        632,608
-------------------------------------------------------------------
  2.25%, 12/01/07(d)           AAA     Aaa       640        648,320
-------------------------------------------------------------------
Hoffman Estates (Economic
  Development Project Area);
  Refunding Tax Increment
  Series 1997 RB
  5.00%, 11/15/06(d)           AAA     Aaa     2,500      2,558,725
-------------------------------------------------------------------
Hoffman Estates (Park Place
  Apartments Project);
  Refunding Multifamily
  Housing Series 1996 RB
  (CEP-Federal National
  Mortgage Association)
  5.75%, 06/01/06(c)           AAA     --      1,400      1,416,912
-------------------------------------------------------------------
Illinois (State of)
  (Department of Central
  Management Services);
  Series 1999 COP
  4.90%, 07/01/08(d)           AAA     Aaa     1,000      1,105,680
-------------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (Evanston
  Northwestern Healthcare
  Corp.); VRD Series 2001 C
  RB (LOC-
  Bank One N.A.)
  1.02%, 05/01/31(e)(f)        A-1   VMIG-1    8,100      8,100,000
-------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Children's Memorial
  Hospital); Series 1999 A
  RB
  5.50%, 08/15/07(d)           AAA     Aaa     1,580      1,759,946
-------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Edward Hospital Obligated
  Group); Series 2001 A RB
  5.00%, 02/15/09(d)           AAA     Aaa     1,000      1,108,900
-------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority
  (Highland Park Hospital);
  Series 1991 B RB
  5.55%, 10/01/06(b)           AAA     Aaa       500        549,030
-------------------------------------------------------------------
Illinois (State of) Health
  Facilities Authority (The
  Carle Foundation); Series
  1998 A RB
  5.25%, 07/01/09(d)           AAA     Aaa     1,000      1,123,220
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Regional
  Transportation Authority;
  Series 1994 B RB
  6.30%, 06/01/04(b)(c)        AAA     Aaa    $1,000   $  1,028,330
-------------------------------------------------------------------
Illinois (State of);
  Refunding First Unlimited
  Tax Series 2001 GO
  5.25%, 10/01/11(d)           AAA     Aaa     1,790      2,050,588
-------------------------------------------------------------------
Madison & Saint Clair
  (Counties of) School
  District #10 (Collinsville
  School Building);
  Unlimited Tax Series 2001
  GO
  5.00%, 02/01/11(d)           AAA     Aaa     1,150      1,285,631
-------------------------------------------------------------------
McHenry (County of) Crystal
  Lake Community
  Consolidated School
  District #47; Unlimited
  Tax Series 1999 GO
  5.13%, 02/01/10(d)           --      Aaa     1,250      1,385,550
-------------------------------------------------------------------
Warrenville (City of); Tax
  Increment Series 2000 RB
  5.25%, 05/01/07(d)           AAA     Aaa     1,170      1,287,152
===================================================================
                                                         41,851,310
===================================================================

INDIANA-1.51%

Indiana (State of) Health
  Facility Financing
  Authority (Daughters of
  Charity National Health
  Systems Inc.);
  Series 1997 D RB
  5.00%, 11/01/07(b)(c)        NRR     Aaa     2,980      3,231,840
-------------------------------------------------------------------
Indiana (State of)
  Transportation Finance
  Authority; Unrefunded
  Highway Series 1993 A RB
  5.50%, 06/01/07(d)           AAA     Aaa       855        949,649
-------------------------------------------------------------------
Indianapolis (City of) Local
  Public Improvement Bond
  Bank; Series 1999 D RB
  5.10%, 01/01/09              AAA     Aaa       425        473,675
-------------------------------------------------------------------
Richland-Bean Blossom School
  Building Corp.; First
  Mortgage Series 2001 RB
  5.00%, 07/15/10(b)           AAA     Aaa     1,045      1,172,636
-------------------------------------------------------------------
Zionsville (City of)
  Community Schools Building
  Corp.; First Mortgage
  Series 2002 RB
  5.00%, 07/15/11(d)           AAA     Aaa     1,420      1,592,544
===================================================================
                                                          7,420,344
===================================================================

KANSAS-1.24%

Johnson (County of) Water
  District #1; Series 2001
  RB
  5.00%, 06/01/11              AAA     Aaa     1,770      2,003,675
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------
KANSAS-(CONTINUED)

Wyandotte (County of) &
  Kansas City (City of)
  Unified Government
  (Redevelopment
  Project-Area B); Special
  Obligation Series 2001 RB
  5.00%, 12/01/09(d)           AAA     Aaa    $1,080   $  1,220,929
-------------------------------------------------------------------
  5.00%, 12/01/10(d)           AAA     Aaa       750        850,020
-------------------------------------------------------------------
Wyandotte (County of) School
  District #500; Unlimited
  Tax Series 2001 GO
  5.50%, 09/01/11(d)           AAA     Aaa     1,750      2,032,240
===================================================================
                                                          6,106,864
===================================================================

KENTUCKY-0.24%

Kentucky (State of) Turnpike
  Authority (Revitalization
  Project); Refunding
  Economic Development Road
  Series 2001 A RB
  5.50%, 07/01/11(d)           AAA     Aaa     1,000      1,159,420
===================================================================

LOUISIANA-1.97%

Louisiana (State of) Energy
  & Power Authority (Power
  Project); Refunding Series
  2000 RB
  5.75%, 01/01/11(d)           AAA     Aaa     2,500      2,911,550
-------------------------------------------------------------------
Louisiana (State of);
  Unlimited Tax Series 1997
  A GO
  6.00%, 04/15/07(d)           AAA     Aaa     5,000      5,617,650
-------------------------------------------------------------------
New Orleans (City of);
  Certificates of
  Indebtedness Series 2000
  RB
  5.50%, 12/01/09(d)           AAA     Aaa     1,000      1,154,990
===================================================================
                                                          9,684,190
===================================================================

MASSACHUSETTS-2.32%

Massachusetts (State of);
  Consumer Lien Limited Tax
  Series 2000 A GO
  5.75%, 02/01/09              AA-     Aa2     5,000      5,721,500
-------------------------------------------------------------------
  Refunding Limited Tax
  Series 1997 A GO
  5.75%, 08/01/08(d)           AAA     Aaa     5,000      5,710,100
===================================================================
                                                         11,431,600
===================================================================

MICHIGAN-3.73%

Detroit (City of);
  Refunding Unlimited Tax
  Series 1995 B GO
  6.25%, 04/01/09(d)           AAA     Aaa     4,065      4,313,900
-------------------------------------------------------------------
  Series 1997 B GO
  5.38%, 04/01/10(d)           AAA     Aaa     1,630      1,841,541
-------------------------------------------------------------------
  Unlimited Tax
  Series 2001 A-1 GO
  5.50%, 04/01/09(d)           AAA     Aaa     1,500      1,712,850
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Hartland (City of)
  Consolidated School
  District; Refunding
  Unlimited Tax Series 2001
  GO (CEP-Michigan School
  Bond Loan Program)
  5.50%, 05/01/11              AA+     Aa1    $1,000   $  1,160,090
-------------------------------------------------------------------
Michigan (State of) Hospital
  Finance Authority
  (Ascension Health Credit);
  Series 1999 B RB
  5.20%, 11/15/05(c)           AA      Aa2     4,000      4,243,240
-------------------------------------------------------------------
Michigan (State of) Job
  Development Authority
  (General Motors Corp.);
  Series 1984 RB
  5.55%, 04/01/09              BBB    Baa1     1,975      1,979,404
-------------------------------------------------------------------
Michigan (State of)
  Strategic Fund (Detroit
  Edison Co.); Refunding
  Limited Obligation Series
  1995 CC RB
  4.85%, 09/01/11(c)(d)        --      Aaa     1,000      1,113,580
-------------------------------------------------------------------
Taylor (City of); Series
  2001 COP
  5.00%, 02/01/11(d)           AAA     Aaa       495        554,999
-------------------------------------------------------------------
Troy (City of) Downtown
  Development Authority;
  Refunding & Development
  Tax Allocation Series 2001
  RB
  5.00%, 11/01/10(d)           AAA     Aaa     1,265      1,426,123
===================================================================
                                                         18,345,727
===================================================================

MINNESOTA-1.17%

Minneapolis (City of)
  Special School District
  #1; Unlimited Tax Series
  1997 GO (CEP-Minnesota
  School District
  Enhancement Program)
  5.00%, 02/01/10              AA+     Aa2     1,000      1,058,570
-------------------------------------------------------------------
Osseo (City of) Independent
  School District #279;
  Refunding Unlimited Tax
  Series 2001 B GO (CEP-
  Minnesota School District
  Enhancement Program)
  5.00%, 02/01/11              --      Aa2     1,000      1,108,890
-------------------------------------------------------------------
Saint Cloud (City of) (Saint
  Cloud Hospital Obligated
  Group); Health Care Series
  2000 A RB
  5.50%, 05/01/06(d)           --      Aaa       600        646,098
-------------------------------------------------------------------
Western Minnesota Municipal
  Power Agency; Refunding
  Series 2001 A RB
  5.50%, 01/01/10(d)           --      Aaa     1,245      1,431,987
-------------------------------------------------------------------
  5.50%, 01/01/11(d)           --      Aaa     1,300      1,500,330
===================================================================
                                                          5,745,875
===================================================================

MISSISSIPPI-0.83%

Rankin (County of) School
  District; Unlimited Tax
  Series 2001 GO
  5.00%, 10/01/11(d)           AAA     Aaa     3,625      4,064,133
===================================================================

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------

MISSOURI-0.80%

Missouri (State of) Health &
  Educational Facilities
  Authority (Freeman Health
  Systems Project); Health
  Facilities Series 1998 RB
  4.85%, 02/15/07(d)            A      --     $1,000   $  1,066,180
-------------------------------------------------------------------
  5.00%, 02/15/08(d)            A      --        515        555,000
-------------------------------------------------------------------
Missouri (State of) Health &
  Educational Facilities
  Authority (Saint Luke's
  Episcopal-Presbyterian
  Hospital); Health
  Facilities Series 2001 RB
  5.25%, 12/01/09(d)           AAA     Aaa     1,000      1,138,500
-------------------------------------------------------------------
Missouri (State of) Health &
  Educational Facilities
  Authority (Webster
  University); Series 2001
  RB
  5.00%, 04/01/11(d)           --      Aaa     1,075      1,201,743
===================================================================
                                                          3,961,423
===================================================================

NEVADA-0.34%

Nevada (State of); Capital
  Improvement & Cultural
  Affairs Limited Tax Series
  1999 A GO
  5.00%, 02/01/10              AA      Aa2     1,500      1,662,390
===================================================================

NEW JERSEY-2.07%

New Jersey (State of)
  Transportation Trust Fund
  Authority (Transportation
  System); Series 1999 A RB
  5.50%, 06/15/10              AA-     Aa3     8,020      9,189,236
-------------------------------------------------------------------
Tobacco Settlement Financing
  Corp.; Series 2002
  Asset-Backed RB
  5.00%, 06/01/09              BBB    Baa2     1,000      1,008,070
===================================================================
                                                         10,197,306
===================================================================

NEW YORK-7.00%

Monroe-Woodbury Central
  School District; Refunding
  Unlimited Tax Series 2004
  A GO
  4.00%, 05/15/06(d)           AAA     Aaa     1,000      1,051,960
-------------------------------------------------------------------
Nassau (County of); General
  Improvements Unlimited Tax
  Series 1997 V GO
  5.15%, 03/01/07(d)           AAA     Aaa     2,500      2,737,500
-------------------------------------------------------------------
  Improvements Unlimited Tax
  Series 2000 E GO
  5.25%, 03/01/05(d)           AAA     Aaa     3,000      3,111,300
-------------------------------------------------------------------
New York (City of)
  Metropolitan
  Transportation Authority
  (Triborough); Series 1999
  A COP
  5.00%, 01/01/08(d)           AAA     Aaa     1,000      1,101,070
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
NEW YORK-(CONTINUED)

New York (City of);
  Refunding Unlimited Tax
  Series 1996 D GO
  5.60%, 11/01/05               A      A2     $5,000   $  5,320,500
-------------------------------------------------------------------
  Unlimited Tax Series 1996
  G GO
  5.90%, 02/01/05               A      A2      1,150      1,195,713
-------------------------------------------------------------------
New York (State of)
  Dormitory Authority
  (Frances Schervier
  Obligated Group); Series
  1997 RB
  5.50%, 07/01/10(d)           AAA     Aaa     1,205      1,384,798
-------------------------------------------------------------------
New York (State of)
  Dormitory Authority
  (Mental Health Services);
  Series 1997 A RB
  6.00%, 02/15/05(b)           NRR     NRR       450        469,359
-------------------------------------------------------------------
  6.00%, 02/15/07(b)(c)        NRR     NRR         5          5,699
-------------------------------------------------------------------
  Unrefunded Series 1997 A
  RB
  6.00%, 02/15/05              AA-     A3        550        572,539
-------------------------------------------------------------------
  6.00%, 08/15/07(b)           NRR     NRR     1,770      1,982,435
-------------------------------------------------------------------
New York (State of)
  Dormitory Authority (Pace
  University); Series 1997
  RB
  6.00%, 07/01/07(d)           AAA     Aaa     1,275      1,440,992
-------------------------------------------------------------------
New York (State of) Local
  Government Assistance
  Corp.; Refunding Series
  1996 A RB
  5.13%, 04/01/10(d)           AAA     Aaa     5,000      5,490,550
-------------------------------------------------------------------
New York (State of) Thruway
  Authority;
  Series 1997 D RB
  5.40%, 01/01/10              AA-     Aa3     5,000      5,522,700
-------------------------------------------------------------------
  Series 2004 A BAN
  2.25%, 10/06/05             SP-1+   MIG-1    3,000      3,044,940
===================================================================
                                                         34,432,055
===================================================================

NORTH CAROLINA-3.71%

Charlotte (City of);
  Refunding Unlimited Tax
  Series 1998 GO
  5.25%, 02/01/10              AAA     Aaa     5,000      5,611,750
-------------------------------------------------------------------
North Carolina (State of)
  Eastern Municipal Power
  Agency; Refunding Series
  1993 B RB
  7.00%, 01/01/08(d)           AAA     Aaa     1,000      1,170,550
-------------------------------------------------------------------
North Carolina (State of)
  Medical Care Commission
  (Cleveland Regional
  Medical Center Project);
  Health Care Facilities VRD
  Series 2001 RB (LOC-Bank
  of America N.A.)
  1.05%, 01/01/18(e)(f)(g)     --      --        138        138,000
-------------------------------------------------------------------
North Carolina (State of)
  Municipal Power Agency #1
  (Catawba); Electric Series
  1999 A RB
  6.00%, 01/01/07(d)           AAA     Aaa     4,330      4,814,960
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------
NORTH CAROLINA-(CONTINUED)

North Carolina (State of);
  Public Improvements
  Unlimited Tax Series 1999
  A GO
  5.25%, 03/01/10              AAA     Aa1    $5,000   $  5,630,900
-------------------------------------------------------------------
Winston-Salem (City of);
  Series 2001 C COP
  4.75%, 06/01/11              AA+     Aa2       795        885,050
===================================================================
                                                         18,251,210
===================================================================

NORTH DAKOTA-0.39%

Burleigh (County of)
  (Medcenter One, Inc.);
  Refunding Health Care
  Series 1999 RB
  5.25%, 05/01/09(d)           AAA     Aaa     1,695      1,906,265
===================================================================

OHIO-1.32%

Greene (County of) Water
  System; Series 1996 A RB
  5.45%, 12/01/06(d)           AAA     Aaa       585        643,477
-------------------------------------------------------------------
Ohio (State of) (Elementary
  & Secondary Education
  Capital Facilities);
  Special Obligation Series
  1997 A RB
  5.10%, 12/01/05              AA+     Aa2     1,500      1,593,030
-------------------------------------------------------------------
Ohio (State of) (Higher
  Education Capital
  Facilities); Series 2001
  II-A RB
  5.25%, 12/01/06              AA      Aa2     2,500      2,736,275
-------------------------------------------------------------------
Portage (County of)
  (Robinson Memorial
  Hospital); Hospital Series
  1999 RB
  5.15%, 11/15/08(d)           AAA     Aaa       465        521,139
-------------------------------------------------------------------
Summit (County of) Refunding
  Limited Tax Series 2004 A
  GO
  2.00%, 12/01/06              AA      Aa2     1,000      1,009,050
===================================================================
                                                          6,502,971
===================================================================

OKLAHOMA-1.96%

Claremore (City of) Public
  Works Authority; Refunding
  Capital Improvement Series
  2000 RB
  6.00%, 06/01/05(d)           --      Aaa     2,285      2,412,617
-------------------------------------------------------------------
Grady (County of) Industrial
  Authority; Correctional
  Facilities Lease Series
  1999 RB
  5.38%, 11/01/09(d)           AAA     Aaa       360        413,316
-------------------------------------------------------------------
Grand River Dam Authority;
  Refunding Series 1993 RB
  5.50%, 06/01/09(d)           AAA     Aaa     2,000      2,297,860
-------------------------------------------------------------------
Mustang (City of)
  Improvement Authority;
  Utility Series 1999 RB
  5.25%, 10/01/09(d)           --      Aaa     1,130      1,287,838
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
OKLAHOMA-(CONTINUED)

Norman (City of) Regional
  Hospital Authority;
  Refunding Hospital Series
  1996 A RB
  5.30%, 09/01/07(d)           AAA     Aaa    $1,090   $  1,203,567
-------------------------------------------------------------------
Oklahoma (State of)
  Development Finance
  Authority (Oklahoma
  Hospital Association);
  Pooled Health Facilities
  Series 2000 A RB
  5.25%, 06/01/06(d)           AAA     Aaa       575        619,407
-------------------------------------------------------------------
  5.25%, 06/01/08(d)           AAA     Aaa       640        715,206
-------------------------------------------------------------------
Okmulgee (County of)
  Governmental Building
  Authority; First Mortgage
  Sales Tax Series 2000 RB
  5.60%, 03/01/10(d)           --      Aaa       615        695,682
===================================================================
                                                          9,645,493
===================================================================

OREGON-1.60%

Grand Ronde Community
  Confederated Tribes;
  Governmental Facilities &
  Infrastructure Unlimited
  Tax Series 1997 GO
  5.00%, 12/01/07 (Acquired
  12/22/97; Cost
  $1,145,000)(h)               AAA     --      1,145      1,270,183
-------------------------------------------------------------------
Josephine (County of) School
  District #7 (Grants Pass);
  Refunding Unlimited Tax
  Series 2004 GO (CEP-Oregon
  Bond Guaranty Program)
  3.00%, 06/15/06              AAA     Aaa     1,315      1,357,698
-------------------------------------------------------------------
Multnomah & Clackamas
  (Counties of)
  Gresham-Barlow School
  District #10JT; Refunding
  Unlimited Tax Series 1998
  A GO
  5.00%, 01/01/07(d)           AAA     Aaa     1,245      1,353,066
-------------------------------------------------------------------
Multnomah (County of);
  Limited Tax Series 2000 A
  GO
  5.00%, 04/01/10              --      Aa2     1,000      1,121,700
-------------------------------------------------------------------
Portland (City of) Community
  College District;
  Unlimited Tax Series 2001
  B GO
  5.25%, 06/01/11              AA      Aa2     2,000      2,292,900
-------------------------------------------------------------------
Portland (City of) Sewer
  System; Series 1994 A RB
  5.55%, 06/01/04              A+      A1        500        503,415
===================================================================
                                                          7,898,962
===================================================================

PENNSYLVANIA-1.31%

Lehigh (County of) General
  Purpose Authority
  (KidsPeace Corp.); Series
  1998 RB
  5.70%, 11/01/09(d)            A      --      1,000      1,117,370
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

Pennsylvania (State of)
  Higher Educational
  Facilities Authority;
  Series 2003 X RB
  5.00%, 06/15/06(d)           --      Aaa    $1,000   $  1,074,360
-------------------------------------------------------------------
Pennsylvania (State of);
  First Unlimited Tax Series
  2000 GO
  5.50%, 01/15/08(d)           AAA     Aaa     1,000      1,126,320
-------------------------------------------------------------------
Philadelphia (City of)
  School District; Refunding
  Unlimited Tax Series 1999
  D GO
  5.50%, 03/01/08(d)           AAA     Aaa     2,000      2,248,060
-------------------------------------------------------------------
State Public School Building
  Authority (Chester Upland
  School District Project);
  Series 2001 RB
  4.80%, 11/15/10(d)           AAA     Aaa       785        876,123
===================================================================
                                                          6,442,233
===================================================================

PUERTO RICO-0.11%

Children's Trust Fund;
  Tobacco Settlement Series
  2000 RB
  5.00%, 07/01/08(b)           AAA     NRR       500        558,285
===================================================================

RHODE ISLAND-0.19%

Woonsocket (City of);
  Unlimited Tax Series 2000
  GO
  5.25%, 10/01/10(d)           --      Aaa       840        958,129
===================================================================

SOUTH CAROLINA-2.52%

Berkeley (County of) School
  District (Berkeley School
  Facilities Group Inc.);
  Series 1995 COP
  5.05%, 02/01/07(b)           AAA     Aaa     1,835      1,966,716
-------------------------------------------------------------------
Piedmont (City of) Municipal
  Power Agency; Refunding
  Electric Series 1996 B RB
  5.25%, 01/01/08(d)           AAA     Aaa     4,500      4,944,060
-------------------------------------------------------------------
South Carolina (State of)
  Public Service Authority;
  Series 1999 A RB
  5.50%, 01/01/10(d)           AAA     Aaa     1,000      1,147,320
-------------------------------------------------------------------
South Carolina (State of)
  Transportation
  Infrastructure Bank;
  Series 1998 A RB
  5.00%, 10/01/04(d)           AAA     Aaa     1,795      1,830,110
-------------------------------------------------------------------
  Series 1999 A RB
  5.50%, 10/01/09(d)           AAA     Aaa     1,180      1,359,856
-------------------------------------------------------------------
South Carolina (State of);
  Capital Improvements
  Unlimited Tax Series 2001
  B GO
  5.50%, 04/01/11              AAA     Aaa     1,000      1,164,780
===================================================================
                                                         12,412,842
===================================================================


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------

SOUTH DAKOTA-0.66%

South Dakota (State of)
  Health & Educational
  Facilities Authority
  (McKennan Hospital);
  Refunding Series 1996 RB
  5.40%, 07/01/06(d)           AAA     Aaa    $1,680   $  1,816,332
-------------------------------------------------------------------
South Dakota (State of)
  Health & Educational
  Facilities Authority
  (Rapid City Regional
  Hospital); Series 2001 RB
  5.00%, 09/01/09(d)           AAA     Aaa     1,290      1,437,576
===================================================================
                                                          3,253,908
===================================================================

TENNESSEE-3.71%

Johnson City (City of)
  Health & Educational
  Facilities Board (Mountain
  States Health); Refunding
  First Mortgage Hospital
  Series 2000 A RB
  5.50%, 07/01/05(d)           AAA     Aaa     1,975      2,078,075
-------------------------------------------------------------------
Knoxville (City of);
  Electric Series 2001 U RB
  5.00%, 07/01/11              AA      Aa3     1,195      1,328,577
-------------------------------------------------------------------
Memphis (City of) Sanitation
  Sewer System; Series 2000
  RB
  5.35%, 05/01/09              AA+     Aa2       525        589,496
-------------------------------------------------------------------
Nashville (Metropolitan
  Government of) & Davidson
  (County of) Health &
  Educational Facilities
  Board (Meharry Medical
  College); Series 1979 RB
  (CEP-Dept. of Health,
  Education & Welfare)
  7.88%, 12/01/04(b)           NRR     Aaa       155        158,990
-------------------------------------------------------------------
Nashville (Metropolitan
  Government of) & Davidson
  (County of) Health &
  Educational Facilities
  Board (Meharry Medical
  College Project);
  Refunding VRD Series 1998
  RB (LOC-Bank of America
  N.A.)
  1.05%, 08/01/18(e)(f)(g)     --      --      7,450      7,450,000
-------------------------------------------------------------------
Nashville (Metropolitan
  Government of) & Davidson
  (County of) Health &
  Educational Facilities
  Board (Welch Bend
  Apartments); Multifamily
  Housing Series 1996 A RB
  (CEP-Federal National
  Mortgage Association)
  5.50%, 01/01/07(c)           AAA     --        500        525,925
-------------------------------------------------------------------
Rutherford (County of);
  Refunding Public
  Improvements Unlimited Tax
  Series 2001 GO
  5.00%, 04/01/11              AA      Aa2     3,485      3,912,156
-------------------------------------------------------------------
Tennergy Corp.; Gas Series
  1999 RB
  4.13%, 06/01/09(d)           AAA     Aaa     1,000      1,070,120
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------

TENNESSEE-(CONTINUED)

Tennessee (State of) School
  Bond Authority; Higher
  Educational Facilities
  Second Program Series 2002
  A RB
  5.00%, 05/01/11(d)           AAA     Aaa    $1,000   $  1,125,220
===================================================================
                                                         18,238,559
===================================================================

TEXAS-17.00%

Amarillo (City of) Health
  Facilities Corp. (Baptist
  Saint Anthony's Hospital
  Corp.); Series 1998 RB
  5.50%, 01/01/10(d)           --      Aaa     1,275      1,448,311
-------------------------------------------------------------------
Arlington (City of)
  Independent School
  District; Unlimited Tax
  Series 2000 GO (CEP-Texas
  Permanent School Fund)
  5.25%, 02/15/08              --      Aaa     1,000      1,114,240
-------------------------------------------------------------------
Austin (City of); Limited
  Tax Certificates Series
  2001 GO
  5.00%, 09/01/11              AA+     Aa2     1,900      2,134,517
-------------------------------------------------------------------
Brownsville (City of);
  Limited Tax Certificates
  Series 2001 GO
  5.25%, 02/15/10(d)           AAA     Aaa     1,055      1,196,834
-------------------------------------------------------------------
Canadian River Municipal
  Water Authority
  (Conjunctive Use
  Groundwater Project);
  Refunding Contract Series
  1999 RB
  5.00%, 02/15/10(d)           AAA     Aaa     2,655      2,923,713
-------------------------------------------------------------------
Dallas (City of) Waterworks
  & Sewer System; Refunding
  Series 1999 RB
  5.50%, 10/01/09              AA+     Aa2     1,500      1,727,805
-------------------------------------------------------------------
Garland (City of); Limited
  Tax Certificates Series
  2001 GO
  5.25%, 02/15/11(d)           AAA     Aaa     2,435      2,770,762
-------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (CHRISTUS Health);
  Series 1999 A RB
  5.38%, 07/01/08(d)           AAA     Aaa     1,000      1,105,580
-------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (Memorial Hermann
  Hospital System Project);
  Hospital Series 1998 RB
  5.50%, 06/01/09(d)           AAA     Aaa     5,500      6,261,860
-------------------------------------------------------------------
Harris (County of) Health
  Facilities Development
  Corp. (Texas Children's
  Hospital Project);
  Hospital Series 1999 A RB
  5.00%, 10/01/09              AA      Aa2     1,920      2,100,787
-------------------------------------------------------------------
Harris (County of) Houston
  Sports Authority;
  Refunding Sr. Lien Series
  2001 A RB
  5.50%, 11/15/09(d)           AAA     Aaa     1,670      1,920,350
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
TEXAS-(CONTINUED)

Houston (City of) Convention
  & Entertainment Facilities
  Department; Hotel &
  Occupancy Tax
  Series 2001 B RB
  5.25%, 09/01/10(d)           AAA     Aaa    $2,865   $  3,254,124
-------------------------------------------------------------------
  5.25%, 09/01/11(d)           AAA     Aaa     2,360      2,681,668
-------------------------------------------------------------------
  5.50%, 09/01/11(d)           AAA     Aaa     2,460      2,835,617
-------------------------------------------------------------------
  Refunding Hotel &
  Occupancy Tax
  Series 2001 A RB
  5.50%, 09/01/10(d)           AAA     Aaa     3,000      3,451,020
-------------------------------------------------------------------
  5.50%, 09/01/11(d)           AAA     Aaa     4,100      4,726,029
-------------------------------------------------------------------
Houston (City of)
  Independent School
  District (Public Property
  Financing Project);
  Contractual Limited Tax
  Series 2000 GO
  5.00%, 07/15/06              AA      Aa3     2,000      2,150,060
-------------------------------------------------------------------
Houston (City of); Refunding
  Public Improvements
  Limited Tax Series 2000 GO
  5.50%, 03/01/09(d)           AAA     Aaa     1,000      1,140,150
-------------------------------------------------------------------
Katy (City of) Independent
  School District; Unlimited
  Tax Series 1999 A GO
  (CEP-Texas Permanent
  School Fund)
  5.20%, 02/15/10              AAA     Aaa     1,285      1,433,495
-------------------------------------------------------------------
La Joya (City of)
  Independent School
  District; Unlimited Tax
  Series 1998 GO (CEP-Texas
  Permanent School Fund)
  5.38%, 02/15/10              AAA     Aaa     1,535      1,696,421
-------------------------------------------------------------------
Lower Colorado River
  Authority; Refunding
  Series 1999 B RB
  6.00%, 05/15/10(d)           AAA     Aaa     1,470      1,719,827
-------------------------------------------------------------------
Lubbock (City of) Health
  Facilities Development
  Corp. (Methodist
  Hospital); Hospital Series
  1993 B RB
  5.40%, 12/01/05(b)           AAA     Aaa       500        535,170
-------------------------------------------------------------------
Lubbock (City of); Limited
  Tax Certificates Series
  1999 GO
  5.00%, 02/15/10              AA-     Aa3       680        749,802
-------------------------------------------------------------------
McKinney (City of); Limited
  Tax Series 2000 GO
  5.25%, 08/15/09(d)           AAA     Aaa       475        540,146
-------------------------------------------------------------------
  5.25%, 08/15/10(d)           AAA     Aaa       500        563,225
-------------------------------------------------------------------
  Waterworks & Sewer
  Series 2000 RB
  5.25%, 03/15/09(d)           AAA     Aaa       685        771,755
-------------------------------------------------------------------
  5.25%, 03/15/10(d)           AAA     Aaa       725        809,666
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------
TEXAS-(CONTINUED)

North Texas Municipal Water
  District; Regional Water
  System Series 2001 RB
  5.00%, 09/01/11(d)           AAA     Aaa    $1,040   $  1,172,766
-------------------------------------------------------------------
  Water System
  Series 2001 RB
  5.00%, 06/01/12(d)           AAA     Aaa       825        916,212
-------------------------------------------------------------------
Plano (City of); Limited Tax
  Series 2000 GO
  5.25%, 09/01/06              AAA     Aaa       600        651,318
-------------------------------------------------------------------
  5.13%, 09/01/07              AAA     Aaa       535        591,443
-------------------------------------------------------------------
San Antonio (City of);
  Electric & Gas Series 1998
  A RB
  5.25%, 02/01/09(b)(c)        AAA     NRR     3,575      4,076,859
-------------------------------------------------------------------
San Antonio (City of);
  Refunding Limited Tax
  Series 1998 A GO
  5.00%, 02/01/11              AA+     Aa2     1,500      1,653,525
-------------------------------------------------------------------
San Antonio (City of);
  Unrefunded Electric & Gas
  Series 1994 RB
  5.00%, 02/01/12(b)           NRR     NRR     2,375      2,659,929
-------------------------------------------------------------------
  Series 1998 A RB
  5.25%, 02/01/10              AA+     Aa1     5,540      6,228,567
-------------------------------------------------------------------
Southlake (City of); Limited
  Tax Increment Certificates
  Series 2000 E GO
  5.00%, 02/15/11(d)           AAA     Aaa       635        694,734
-------------------------------------------------------------------
Southlake (City of);
  Waterworks & Sewer Limited
  Tax Certificates
  Series 2000 A GO
  5.40%, 02/15/09(d)           AAA     Aaa       250        283,598
-------------------------------------------------------------------
  5.45%, 02/15/10(d)           AAA     Aaa       235        264,819
-------------------------------------------------------------------
Tarrant (County of) Jr.
  College District; Limited
  Tax Series 1994 GO
  5.05%, 02/15/10              AAA     Aa1     1,425      1,544,415
-------------------------------------------------------------------
Texas (State of) Municipal
  Power Agency; Refunding
  Series 1994 RB
  5.00%, 09/01/11(d)           AAA     Aaa     1,675      1,701,130
-------------------------------------------------------------------
Texas (State of) Turnpike
  Authority (Dallas North
  Tollway-Addison Airport
  Toll Tunnel Project);
  Series 1994 RB
  6.30%, 01/01/05(d)           AAA     Aaa       500        518,235
-------------------------------------------------------------------
Texas A&M University
  Financing System; Series
  2001 B RB
  5.38%, 05/15/09              AA+     Aa1     1,260      1,434,712
-------------------------------------------------------------------
Texas Tech University
  Financing System;
  Refunding & Improvement
  Series 1999 6 RB
  5.25%, 02/15/11(d)           AAA     Aaa     5,000      5,545,750
===================================================================
                                                         83,700,946
===================================================================


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------

UTAH-1.91%

Granite School District
  Municipal Building
  Authority; Lease Series
  2004 RB
  2.00%, 03/01/05              --      Aa3    $1,250   $  1,260,788
-------------------------------------------------------------------
Salt Lake (County of) (IHC
  Health Services Inc.);
  Hospital Series 2001 RB
  5.50%, 05/15/08(d)           AAA     Aaa     2,000      2,243,780
-------------------------------------------------------------------
  5.50%, 05/15/09(d)           AAA     Aaa     1,000      1,137,420
-------------------------------------------------------------------
Salt Lake City (City of);
  Unlimited Tax Series 1999
  GO
  5.25%, 06/15/09              --      Aaa       900      1,024,065
-------------------------------------------------------------------
Spanish Fork (City of);
  Electric Series 2000 RB
  5.00%, 08/15/09(d)           --      Aaa       630        704,857
-------------------------------------------------------------------
  5.00%, 08/15/10(d)           --      Aaa       660        739,556
-------------------------------------------------------------------
Tooele (County of) School
  District; Unlimited Tax
  Series 2001 GO (CEP-Utah
  School Bond Guaranty)
  4.50%, 06/01/11              AAA     Aaa     1,075      1,174,491
-------------------------------------------------------------------
Utah (State of) Associated
  Municipal Power Systems
  (Hunter Project);
  Refunding Series 1994 RB
  5.00%, 07/01/10(d)           AAA     Aaa     1,000      1,029,700
-------------------------------------------------------------------
Utah (State of) Housing
  Finance Agency; Single
  Family Housing Mortgage
  Series 1999 E-1-I RB
  (CEP-FHA, VA)
  5.05%, 07/01/07              AAA     Aaa        65         68,260
===================================================================
                                                          9,382,917
===================================================================

VIRGINIA-1.17%

Fairfax (County of); Public
  Improvement Unlimited Tax
  Series 1997 A GO
  (CEP-Virginia State Aid
  Withholding Programs)
  5.00%, 06/01/07              AAA     Aaa     1,000      1,060,660
-------------------------------------------------------------------
Norfolk (City of)
  Redevelopment & Housing
  Authority (Tidewater
  Community College Campus);
  Educational Facilities
  Series 1995 RB
  5.30%, 11/01/04(b)           NRR     NRR       535        548,247
-------------------------------------------------------------------
  5.40%, 11/01/05(b)           NRR     NRR       500        531,875
-------------------------------------------------------------------
Norton (City of) Industrial
  Development Authority
  (Norton Community
  Hospital); Refunding &
  Improvement Hospital
  Series 2001 RB
  5.13%, 12/01/10(d)            A      --      1,315      1,431,877
-------------------------------------------------------------------
Peninsula Ports Authority
  (Riverside Health System
  Project); Refunding Health
  System Series 1998 RB
  5.00%, 07/01/06              AA      Aa2     1,000      1,064,430
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------

VIRGINIA-(CONTINUED)

Virginia (State of) Public
  School Authority;
  Refunding School Financing
  Series 1997 I RB
  5.25%, 08/01/07              AA+     Aa1    $1,000   $  1,110,060
===================================================================
                                                          5,747,149
===================================================================

WASHINGTON-8.11%

Energy Northwest (Project
  #3); Refunding Electric
  Series 2001 A RB
  5.50%, 07/01/10(d)           AAA     Aaa     2,000      2,299,640
-------------------------------------------------------------------
  5.50%, 07/01/11(d)           AAA     Aaa     7,500      8,648,250
-------------------------------------------------------------------
Mason (County of) School
  District #309 (Shelton);
  Unlimited Tax Series 2001
  GO
  5.00%, 12/01/09(d)           --      Aaa       675        759,294
-------------------------------------------------------------------
Seattle (City of); Refunding
  Municipal Light & Power
  Improvements Series 2001
  RB
  5.25%, 03/01/11(d)           AAA     Aaa     3,000      3,404,100
-------------------------------------------------------------------
Snohomish (County of) School
  District #16 (Arlington);
  Unlimited Tax Series 2000
  GO
  5.40%, 12/01/08(d)           --      Aaa       915      1,036,494
-------------------------------------------------------------------
Snohomish (County of);
  Limited Tax Series 2001 GO
  5.25%, 12/01/11              AA      Aa3     2,685      3,063,827
-------------------------------------------------------------------
Spokane (City of) Regional
  Solid Waste Management
  System; Refunding Series
  2001 RB
  5.00%, 12/01/06(d)           AAA     Aaa     1,140      1,237,561
-------------------------------------------------------------------
Spokane (City of); Unlimited
  Tax Series 1999 B GO
  5.40%, 01/01/10              BBB     A2      2,075      2,291,568
-------------------------------------------------------------------
Washington (State of)
  (Department of Ecology);
  Refunding Series 2001 COP
  4.75%, 04/01/11(d)           AAA     Aaa     5,310      5,776,430
-------------------------------------------------------------------
Washington (State of) Public
  Power Supply System
  (Nuclear Project #1);
  Refunding Series 1996 C RB
  6.00%, 07/01/09(d)           AAA     Aaa     5,000      5,824,700
-------------------------------------------------------------------
Washington (State of) Public
  Power Supply System
  (Nuclear Project #2);
  Refunding Series 1997 A RB
  6.00%, 07/01/07(b)           AAA     Aaa     1,000      1,134,580
-------------------------------------------------------------------
  Refunding Series 1997 B RB
  5.50%, 07/01/06              AA-     Aaa     1,100      1,193,192
-------------------------------------------------------------------
Washington (State of);
  Refunding Unlimited Tax
  Series 1999 R-2000A GO
  5.50%, 01/01/08              AA      Aa1     1,135      1,269,554
-------------------------------------------------------------------


                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE
-------------------------------------------------------------------
WASHINGTON-(CONTINUED)

  Series 2001 R-A GO
  5.00%, 09/01/10              AA      Aa1    $1,745   $  1,959,932
===================================================================
                                                         39,899,122
===================================================================

WISCONSIN-2.31%

Fond du Lac (City of) School
  District; Refunding
  Unlimited Tax Series 2000
  GO
  5.25%, 04/01/10(b)(c)        NRR     Aaa     1,000      1,141,920
-------------------------------------------------------------------
Two Rivers (City of) Public
  School District; Refunding
  Unlimited Tax Series 2000
  GO
  5.50%, 03/01/08(d)           --      Aaa       680        762,987
-------------------------------------------------------------------
Wisconsin (State of) Health
  & Educational Facilities
  Authority (Charity
  Obligated Group); Hospital
  Series 1997 D RB
  4.90%, 11/01/05(b)(c)        NRR     Aaa     1,785      1,866,575
-------------------------------------------------------------------

                                RATINGS(a)     PAR        MARKET
                               S&P   MOODY'S  (000)       VALUE

-------------------------------------------------------------------
WISCONSIN-(CONTINUED)

Wisconsin (State of) Health
  & Educational Facilities
  Authority (Marshfield
  Clinic); Series 1997 RB
  5.20%, 02/15/07(d)           AAA     Aaa    $2,210   $  2,409,519
-------------------------------------------------------------------
Wisconsin (State of);
  Refunding Unlimited Tax
  Series 1993 2 GO
  5.13%, 11/01/11              AA-     Aa3     2,000      2,267,100
-------------------------------------------------------------------
Wisconsin (State of);
  Unlimited Tax Series 1999
  C GO
  5.75%, 05/01/10              AA-     Aa3     2,500      2,909,150
===================================================================
                                                         11,357,251
===================================================================
TOTAL INVESTMENTS-99.10%
  (Cost $449,476,650)                                   487,799,418
===================================================================
OTHER ASSETS LESS
  LIABILITIES-0.90%                                       4,415,112
===================================================================
NET ASSETS-100.00%                                     $492,214,530
___________________________________________________________________
===================================================================

Investment Abbreviations:

BAN   - Bond Anticipation Note
CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
FHA   - Federal Housing Administration
FmHA  - Farmers Home Administration
GO    - General Obligation Bonds
Jr.   - Junior
LOC   - Letter of Credit

NRR  - Not Re-Rated
RAN  - Revenue Anticipation Notes
RB   - Revenue Bonds
Sr.  - Senior
Sub  - Subordinated
VA   - Department of Veterans Affairs
VRD  - Variable Rate Demand
Wts. - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service., Inc. ("Moody's"), except as indicated in note (g) below. NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Auditors.
(b) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., American Capital Access Holdings Ltd., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(e) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined weekly. Rate shown is the rate in effect on 03/31/04.
(f) Principal and interest payments are guaranteed by the letter of credit agreement.
(g) Security is not rated by S&P or by Moody's; however it is rated by Fitch IBCA ("Fitch") of F1+.
(h) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 03/31/04 represented 0.26% of the Fund's net assets. Unless otherwise indicated, this security is not considered to be illiquid.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

ASSETS:

Investments, at market value (cost $449,476,650)              $     487,799,418
-------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                    1,701,917
-------------------------------------------------------------------------------
  Interest                                                            6,215,107
-------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                59,917
-------------------------------------------------------------------------------
Other assets                                                             48,014
===============================================================================
    Total assets                                                    495,824,373
_______________________________________________________________________________
===============================================================================

LIABILITIES:

Payables for:
  Investments purchased                                               2,276,567
-------------------------------------------------------------------------------
  Fund shares reacquired                                                653,213
-------------------------------------------------------------------------------
  Dividends                                                             528,128
-------------------------------------------------------------------------------
  Deferred compensation and retirement plans                             76,307
-------------------------------------------------------------------------------
Accrued distribution fees -- Class A3                                    29,251
-------------------------------------------------------------------------------
Accrued transfer agent fees                                              28,146
-------------------------------------------------------------------------------
Accrued operating expenses                                               18,231
===============================================================================
    Total liabilities                                                 3,609,843
===============================================================================
Net assets applicable to shares outstanding                   $     492,214,530
_______________________________________________________________________________
===============================================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                                 $     453,483,038
-------------------------------------------------------------------------------
Undistributed net investment income                                   2,114,018
-------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment
  securities                                                         (1,705,294)
-------------------------------------------------------------------------------
Unrealized appreciation of investment securities                     38,322,768
===============================================================================
                                                              $     492,214,530
_______________________________________________________________________________
===============================================================================

NET ASSETS:

Class A                                                       $     390,902,918
_______________________________________________________________________________
===============================================================================
Class A3                                                      $     101,311,612
_______________________________________________________________________________
===============================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED
  NUMBER OF SHARES AUTHORIZED:

Class A                                                              33,437,094
_______________________________________________________________________________
===============================================================================
Class A3                                                              8,668,401
_______________________________________________________________________________
===============================================================================
Class A:
  Net asset value per share                                   $           11.69
-------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.69 divided by 99.00%)             $           11.81
_______________________________________________________________________________
===============================================================================
Class A3:
  Net asset value and offering price per share                $           11.69
_______________________________________________________________________________
===============================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2004

INVESTMENT INCOME:

Interest                                                      $22,515,649
=========================================================================

EXPENSES:

Advisory fees                                                   1,529,052
-------------------------------------------------------------------------
Administrative services fees                                      127,673
-------------------------------------------------------------------------
Custodian fees                                                     20,756
-------------------------------------------------------------------------
Distribution fees -- Class A3                                     218,930
-------------------------------------------------------------------------
Transfer agent fees                                               197,621
-------------------------------------------------------------------------
Trustees' fees                                                     18,456
-------------------------------------------------------------------------
Other                                                             242,176
=========================================================================
    Total expenses                                              2,354,664
=========================================================================
Less: Expense offset arrangements                                  (5,821)
-------------------------------------------------------------------------
    Net expenses                                                2,348,843
=========================================================================
Net investment income                                          20,166,806
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    4,632,582
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (4,921,148)
=========================================================================
Net gain (loss) from investment securities                       (288,566)
=========================================================================
Net increase in net assets resulting from operations          $19,878,240
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2004 and 2003

                                                                  2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  20,166,806    $  24,650,866
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities                    4,632,582        1,662,421
============================================================================================
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (4,921,148)      31,472,570
============================================================================================
    Net increase in net assets resulting from operations         19,878,240       57,785,857
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (18,180,437)     (22,634,818)
--------------------------------------------------------------------------------------------
  Class A3                                                       (2,284,936)        (173,077)
============================================================================================
    Decrease in net assets resulting from distributions         (20,465,373)     (22,807,895)
============================================================================================
Share transactions-net:
  Class A                                                      (148,381,078)    (174,155,103)
--------------------------------------------------------------------------------------------
  Class A3                                                       72,183,578       29,375,850
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (76,197,500)    (144,779,253)
============================================================================================
    Net increase (decrease) in net assets                       (76,784,633)    (109,801,291)
============================================================================================

NET ASSETS:

  Beginning of year                                             568,999,163      678,800,454
============================================================================================
  End of year (including undistributed net investment income of $2,114,018 and $2,412,585 for 2004 and 2003,
    respectively)                                             $ 492,214,530    $ 568,999,163
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

    Under the Trust's organizational documents, the Fund's officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the following annual rates, based on the average daily net assets of the Fund:

AVERAGE NET ASSETS                            ANNUAL RATE
---------------------------------------------------------
First $500 million                               0.30%
---------------------------------------------------------
Over $500 million up to and including $1
  billion                                        0.25%
---------------------------------------------------------
Over $1 billion                                  0.20%
_________________________________________________________
=========================================================


    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2004, AIM was paid $127,673 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2004, AISI retained $90,678 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A3 shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A3 shares. Of this amount, up to 0.25% of the average daily net assets of the Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A3 shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the year ended March 31, 2004, the Class A3 shares paid $218,930.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2004, AIM Distributors advised the Fund that it retained $14,229 in front-end sales commissions from the sale of Class A shares and $6,216 from Class A shares for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended March 31, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $5,821 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $5,821.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended March 31, 2004, the Fund paid legal fees of $4,735 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended March 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

                                          2004          2003
----------------------------------------------------------------
Distributions paid from ordinary
  income -- tax exempt                 $20,465,373   $22,807,895
________________________________________________________________
================================================================


TAX COMPONENTS OF NET ASSETS:

As of March 31, 2004, the components of net assets on a tax basis were as follows:

Undistributed ordinary income -- tax exempt    $  2,183,947
-----------------------------------------------------------
Unrealized appreciation -- investments           38,322,768
-----------------------------------------------------------
Temporary book/tax differences                      (69,929)
-----------------------------------------------------------
Capital loss carryforward                        (1,705,294)
-----------------------------------------------------------
Shares of beneficial interest                   453,483,038
===========================================================
Total net assets                               $492,214,530
___________________________________________________________
===========================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of deferral of trustee compensation and trustee retirement plan expenses.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
(CONTINUED)

    The Fund utilized $4,632,582 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD
---------------------------------------------------------------------------------
March 31, 2009                                                     $1,489,706
---------------------------------------------------------------------------------
March 31, 2010                                                        215,588
=================================================================================
Total capital loss carryforward                                    $1,705,294
_________________________________________________________________________________
=================================================================================
The ability to use capital loss carryforwards may be limited under the Internal
Revenue Code and related regulations.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2004 was $28,377,480 and $115,204,452, respectively.

                    UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $      38,372,927
---------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities              (50,159)
=================================================================================
Net unrealized appreciation of investment securities            $      38,322,768
_________________________________________________________________________________
=================================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 8--SHARE INFORMATION

The Fund currently consists of two classes of shares: Class A shares and Class A3 shares. Class A shares were sold with a front-end sales charge. Class A3 shares are sold at net asset value. Under some circumstances, Class A shares are subject to CDSC. At the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,092,223    $  36,103,682     12,314,191    $ 141,292,574
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                    10,413,258      122,026,744      3,435,681       40,205,006
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,035,527       12,119,242      1,306,573       15,101,742
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                       139,598        1,632,789         10,661          124,606
==========================================================================================================================
Reacquired:
  Class A                                                     (16,799,104)    (196,604,002)   (28,886,931)    (330,549,419)
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                    (4,390,111)     (51,475,955)      (940,686)     (10,953,762)
==========================================================================================================================
                                                               (6,508,609)   $ (76,197,500)   (12,760,511)   $(144,779,253)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Class A3 shares commenced sales on October 31, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.70       $  11.06    $  11.17    $  10.71    $  11.13
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.47(a)        0.48        0.45        0.49        0.48
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.01)          0.60       (0.12)       0.46       (0.41)
=========================================================================================================================
    Total from investment operations                              0.46           1.08        0.33        0.95        0.07
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.47)         (0.44)      (0.44)      (0.49)      (0.48)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --          --       (0.01)
=========================================================================================================================
    Total distributions                                          (0.47)         (0.44)      (0.44)      (0.49)      (0.49)
=========================================================================================================================
Net asset value, end of period                                $  11.69       $  11.70    $  11.06    $  11.17    $  10.71
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   4.04%          9.86%       2.99%       9.11%       0.70%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $390,903       $539,679    $678,800    $608,393    $353,130
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           0.42%(c)       0.38%       0.38%       0.41%       0.42%
=========================================================================================================================
Ratio of net investment income to average net assets              3.98%(c)       4.10%       4.00%       4.48%       4.45%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                              6%             7%         58%         40%         50%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $449,069,208.


                                                                             CLASS A3
                                                              ---------------------------------------
                                                                               OCTOBER 31, 2002
                                                              YEAR ENDED        (DATE SALES
                                                              MARCH 31,        COMMENCED) TO
                                                                2004           MARCH 31, 2003
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  11.70               $ 11.59
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.43(a)               0.18
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          (0.01)                 0.10
=====================================================================================================
    Total from investment operations                               0.42                  0.28
=====================================================================================================
Less dividends from net investment income                         (0.43)                (0.17)
=====================================================================================================
Net asset value, end of period                                 $  11.69               $ 11.70
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                    3.67%                 2.47%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $101,312               $29,320
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                            0.77%(c)              0.73%(d)
=====================================================================================================
Ratio of net investment income to average net assets               3.63%(c)              3.75%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                            6%                    7%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $62,551,427.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS PENDING


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

  Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

  Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

  Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended March 31, 2004, AMVESCAP has assumed $26,657 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by

AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

  Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

  Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Tax-Free Intermediate Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
May 17, 2004

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Tax-Free Intermediate Fund, an investment portfolio of AIM Tax-Exempt Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  106,909,944        465,963
      Frank S. Bayley..............................  106,916,840        459,067
      James T. Bunch...............................  106,923,423        452,484
      Bruce L. Crockett............................  106,922,853        453,054
      Albert R. Dowden.............................  106,918,120        457,787
      Edward K. Dunn, Jr. .........................  106,917,764        458,143
      Jack M. Fields...............................  106,911,143        464,764
      Carl Frischling..............................  106,908,116        467,791
      Robert H. Graham.............................  106,922,853        453,054
      Gerald J. Lewis..............................  106,906,715        469,192
      Prema Mathai-Davis...........................  106,917,630        458,277
      Lewis F. Pennock.............................  106,918,783        457,124
      Ruth H. Quigley..............................  106,907,470        468,437
      Louis S. Sklar...............................  106,917,893        458,014
      Larry Soll, Ph.D. ...........................  106,914,215        461,692
      Mark H. Williamson...........................  106,923,423        452,484

* Proposal required approval by a combined vote of all the portfolios of AIM Tax-Exempt Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of April 30, 2004

The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1993             Director and Chairman, A I M Management Group Inc.   None
  Trustee, Chairman and                             (financial services holding company); Director and
  President                                         Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), and
                                                    Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc. and
                                                    INVESCO Distributors, Inc.; Chief Executive
                                                    Officer, AMVESCAP PLC -- Managed Products;
                                                    Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie             Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee                                           (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of April 30, 2004

The address of each trustee and officer of AIM Tax-Exempt Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1993               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1993               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942         2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Vice President,
  Officer                                              A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948           2004               Managing Director, Chief Fixed Income Officer and Senior
  Vice President                                       Investment Officer, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            1993               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1993               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         1993               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           2002               Director and Executive Vice President, A I M Management
  Vice President                                       Group, Inc., Director and Senior Vice President, A I M
                                                       Advisors, Inc., and Director, Chairman, President, Director
                                                       of Investments, Chief Executive Officer and Chief Investment
                                                       Officer, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942        None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046-1173          Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046-1173          Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   100 Church Street
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          New York, NY 10286-0001
Philadelphia, PA 19103-7599     New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2004.

AIM Tax-Free Intermediate Fund paid ordinary dividends in the amount of $0.474 per Class A share and $0.432 per Class A3 share during its tax year ended March 31, 2004. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Statement of Tax-Exempt Income.

      DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund                                   TAXABLE
AIM Balanced Fund*                        AIM Developing Markets Fund
AIM Basic Balanced Fund*                  AIM European Growth Fund                         AIM Floating Rate Fund
AIM Basic Value Fund                      AIM European Small Company Fund                  AIM High Yield Fund
AIM Blue Chip Fund                        AIM Global Aggressive Growth Fund                AIM Income Fund
AIM Capital Development Fund              AIM Global Equity Fund(5)                        AIM Intermediate Government Fund
AIM Charter Fund                          AIM Global Growth Fund                           AIM Limited Maturity Treasury Fund
AIM Constellation Fund                    AIM Global Value Fund(6)                         AIM Money Market Fund
AIM Dent Demographic Trends Fund          AIM International Emerging Growth Fund           AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)          AIM International Growth Fund                    AIM Total Return Bond Fund
AIM Emerging Growth Fund                  AIM Trimark Fund                                 INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund            INVESCO International Core Equity Fund(7)
AIM Large Cap Growth Fund                                                                                TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)           AIM Global Health Care Fund                      AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                   AIM Real Estate Fund                             AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                  INVESCO Advantage Health Sciences Fund           AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                 INVESCO Energy Fund
AIM Opportunities III Fund                INVESCO Financial Services Fund                        AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                   INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                    INVESCO Health Sciences Fund                     AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(3)              INVESCO Leisure Fund                             AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(4)              INVESCO Multi-Sector Fund                        AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                 INVESCO Technology Fund
AIM Trimark Small Companies Fund          INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (6) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (7) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after June 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

Mutual   Retirement    Annuities    College   Separately    Offshore     Alternative   Cash
Funds    Products                   Savings   Managed       Products     Investments   Management
                                    Plans     Accounts


                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                 --Servicemark--

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com                                                     TFI-AR-1

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY E&Y RELATED TO THE REGISTRANT

         E&Y billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees
                                                  Billed Applicable
                                                     to Non-Audit                              Percentage of Fees
                                                  Services Provided                           Billed Applicable to
                             Fees Billed for     for fiscal year end                           Non-Audit Services
                            Services Rendered      2004 Pursuant to       Fees Billed for       Provided in 2003
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                             for fiscal year         Pre-Approval       the Registrant for       of Pre-Approval
                                 end 2004         Requirement(1)(2)    fiscal year end 2003     Requirement(1)(2)
                            -----------------    -------------------   --------------------   --------------------
Audit Fees                       $77,852                 N/A                 $56,730                    N/A
Audit-Related Fees(3)              5,900                 N/A                       0                    N/A
Tax Fees(4)                        8,147                 N/A                   5,227                    N/A
All Other Fees                         0                 N/A                       0                    N/A
                                 -------                                     -------
Total Fees                       $91,899                 N/A                 $61,957                    N/A

E&Y billed the Registrant aggregate non-audit fees of $14,047 for the fiscal year ended 2004, and $5,227 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

------------------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Audit-Related Fees for the fiscal year ended March 31, 2004 includes fees billed for completing agreed-upon procedures related to fund mergers.

(4) Tax Fees for the fiscal year ended March 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax Fees for the fiscal year ended March 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY E&Y RELATED TO AIM AND AIM AFFILIATES

         E&Y billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                           Fees Billed for
                         Non-Audit Services                             Fees Billed for
                           Rendered to AIM     Percentage of Fees      Non-Audit Services     Percentage of Fees
                         and AIM Affiliates   Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           for fiscal year     Non-Audit Services      AIM Affiliates for     Non-Audit Services
                         end 2004 That Were    Provided for fiscal    fiscal year end 2003    Provided for fiscal
                              Required            year end 2004        That Were Required        year end 2003
                         to be Pre-Approved    Pursuant to Waiver      to be Pre-Approved     Pursuant to Waiver
                         by the Registrant's     of Pre-Approval      by the Registrant's       of Pre-Approval
                         Audit Committee(1)     Requirement(2)(3)      Audit Committee(1)      Requirement(2)(3)
                         ------------------     -----------------      ------------------      -----------------
Audit-Related Fees(4)         $196,777                  0%                     N/A                     N/A
Tax Fees                      $      0                  0%                     N/A                     N/A
All Other Fees                $      0                  0%                     N/A                     N/A
                              --------
Total Fees(5)                 $196,777                  0%                     N/A                     N/A

------------------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(4) Audit-Related Fees for the fiscal year ended March 31, 2004 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent.

(5) Including the fees for services not required to be pre-approved by the registrant's audit committee, E&Y billed AIM and AIM Affiliates aggregate non-audit fees of $220,095 for the fiscal year ended 2004, and $222,476 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of such non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining E&Y's independence. The Audit Committee determined that the provision of such services is compatible with E&Y maintaining independence with respect the Registrant.

                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                            AMENDED NOVEMBER 6, 2003

I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Registrantees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II.   DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.


III.  AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.   GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.    SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI.   PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII.  PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

o    Management functions

o    Human resources

o    Broker-dealer, investment adviser, or investment banking services

o    Legal services

o    Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

         Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The Registrant adopted Shareholder Communication Procedures (the "Procedures") on December 10, 2003. The Procedures are intended to set forth the process by which shareholders of the Registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures; provided, however, that shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and communications made in connection with such proposals are not subject to the Procedures.

         Pursuant to the Procedures, shareholders should send their communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee of the Registrant to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of the Registrant's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Registrant and to counsel for the independent trustees of the Registrant. Counsel for the Registrant, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Registrant, working with the Chairs and counsel for the independent trustees.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of March 22, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 22, 2004, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

11(a)(1) Code of Ethics

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11(a)(3) Not applicable.

11(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AIM Tax-Exempt Funds
            -----------------------------


By:     /s/ ROBERT H. GRAHAM
        ---------------------------------
        Robert H. Graham
        Principal Executive Officer

Date:   June 3, 2004
        ---------------------------------


By:     /s/ SIDNEY M. DILGREN
        ---------------------------------
        Sidney M. Dilgren
        Principal Financial Officer

Date :  June 3, 2004
        ---------------------------------

                                 EXHIBIT INDEX

11(a)(1) Code of Ethics.

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11(a)(3) Not applicable.

11(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.